Exhibit 10.6.10

EXECUTION VERSION

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 15, 2021, is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE LLC a Delaware limited liability company (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, and AN Extend, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”), the Guarantors (as defined in the Credit Agreement defined below) listed on the signature pages hereto, the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders (the “Administrative Agent”).

recitals

WHEREAS, Borrowers, Holdings Companies, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 18, 2019, as amended by that certain Waiver and First Amendment, dated as of January 30, 2020, that certain Waiver and Second Amendment, dated as of May 14, 2020, that certain Waiver and Third Amendment, dated as of February 2, 2021, that certain Fourth Amendment, dated as of April 30, 2021, that certain Fifth Amendment, dated as of June 24, 2021, that certain Sixth Amendment, dated as of July 26, 2021, that certain Seventh Amendment, dated as of September 30, 2021, that certain Eighth Amendment, dated as of October 14, 2021 and that certain Ninth Amendment, dated as of October 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1 Amendment to Existing Credit Agreement. Effective as of the Tenth Amendment Effective Date, but subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Existing Credit Agreement in effect immediately prior to the date hereof is amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the modified version of the Credit Agreement attached hereto as Exhibit A.

Section 2 Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 3 Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Tenth Amendment Effective Date”):

3.1 Administrative Agent shall have received (i) a copy of this Amendment signed by the Loan Parties, the Administrative Agent and the Required Lenders and (ii) a copy of the Tenth Amendment Fee Letter signed by the Loan Parties and the Administrative Agent;

3.2 Except as expressly set forth in Section 4.3, Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Tenth Amendment Effective Date, including all Attorney Costs of the Administrative Agent incurred prior to or on the Tenth Amendment Effective Date; and

3.3 All representations and warranties set forth in Section 4 hereof are true and correct.

Section 4 Conditions Subsequent. By no later than November 29, 2021 (or such later date as may be approved by the Administrative Agent in its sole discretion), Administrative Agent shall have received:

4.1 (x) an updated copy of Schedule 9.25 to the Credit Agreement, reflecting all information required thereby with respect to the Loan Parties and their Subsidiaries as of such date (including, without limitation, the current legal name of each Loan Party and each Subsidiary thereof as of such date), (y) all supporting documentation reasonably requested by the Administrative Agent to evidence any changes reflected in such updated Schedule 9.25 (including, without limitation, any name change documentation filed with any governmental authority with respect to any Loan Party or Subsidiary thereof) and (z) all documentation reasonably requested by the Administrative Agent in order to maintain compliance with Section 10.9 of the Credit Agreement, in each case, in form and substance satisfactory to the Administrative Agent in its sole discretion;

4.2 an updated copy of Schedule 9.8 to the Credit Agreement in form and substance satisfactory to the Administrative Agent in its sole discretion; and

4.3 solely with respect to the accrued and unpaid Attorney Costs of the Administrative Agent incurred by Sidley Austin LLP prior to or on the Tenth Amendment Effective Date, evidence of payment by the Borrowers of all such accrued and unpaid Attorney Costs.

For the avoidance of doubt, failure to comply with any of the conditions set forth in this Section 4 shall constitute an Event of Default under the Credit Agreement.

Section 5 Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

5.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

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5.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

5.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

5.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 6 Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, in each case, as amended prior to the date hereof and as amended hereby, each of which shall remain in full force and effect according to their respective terms. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended prior to the date hereof and as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party, as amended prior to the date hereof and as amended hereby, is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 5. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 7 Miscellaneous.

7.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Holdings Companies and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

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7.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

7.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

7.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

7.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

7.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

7.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

[Signatures Immediately Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

LOAN PARTIES:	IT GLOBAL HOLDING LLC, a Delaware limited liability company, as a Borrower and a Guarantor

	By:	/s/ Manuel Senderos Fernandez
	Name:	Manuel Senderos Fernandez
	Title:	President

4TH SOURCE LLC, a Delaware limited liability company, as a Borrower and a Guarantor

	By:	/s/ Manuel Senderos Fernandez
	Name:	Manuel Senderos Fernandez
	Title:	President

AGILETHOUGHT LLC, a Florida limited liability company, as a Borrower

	By:	/s/ Manuel Senderos Fernandez
	Name:	Manuel Senderos Fernandez
	Title:	President

AN EVOLUTION, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico, as a Borrower

	By:	/s/ Manuel Senderos Fernandez
	Name:	Manuel Senderos Fernandez
	Title:	Attorney-in-fact

	By:	/s/ Mauricio Garduño
	Name:	Mauricio Garduño
	Title:	Attorney-in-fact

Signature page to Tenth Amendment

AN EXTEND, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Borrower

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

AN GLOBAL LLC, a Delaware limited liability company, as a Holdings Company and a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	President

AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation, as a Holdings Company and a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Presidente

4TH SOURCE HOLDING CORP., a Delaware corporation, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

Signature page to Tenth Amendment

4TH SOURCE MEXICO, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	President

AGS ALPAMA GLOBAL SERVICES USA LLC, a Delaware limited liability company, as a Guarantor

By:	QMX INVESTMENT HOLDINGS USA,INC., Member

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

AN USA, a California corporation, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	President

QMX INVESTMENT HOLDINGS USA, INC., a Delaware corporation, as a Guarantor

By:	/s/ Jorge Pliego
Name:	Jorge Pliego
Title:	Treasurer

Signature page to Tenth Amendment

ENTREPIDS TECHNOLOGY INC., a Delaware corporation, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

AGS ALPAMA GLOBAL SERVICES MEXICO,
S.A. DE C.V., a sociedad anonima de capital
variable incorporated under the laws of Mexico, as
a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos
Title:	Attorney-in-fact

AGILETHOUGHT DIGITAL SOLUTIONS
S.A.P.I. de C.V. (f/k/a North American Software,
S.A.P.I. de C.V.), a sociedad anónima promotora
de inversiones de capital variable incorporated
under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

AgileThought Mexico, S.A. de C.V., a sociedad
anonima de capital variable incorporated under the
laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

Signature page to Tenth Amendment

AN DATA INTELLIGENCE, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

ANZEN SOLUCIONES, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

AN UX, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

FAKTOS INC., S.A.P.I. DE C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

Signature page to Tenth Amendment

FACULTAS ANALYTICS, S.A.P.I. DE C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

AgileThought Servicios Adminitrativos, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

AgileThought Servicios Mexico, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

CUARTO ORIGEN, S DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title:	Attorney-in-fact

Signature page to Tenth Amendment

ENTREPIDS MEXICO, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By:	/s/ Manuel Senderos Fernandez
Name:	Manuel Senderos Fernandez
Title

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

Signature page to Tenth Amendment

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT ADVISORS, LLC, as Administrative Agent

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MC FINANCING SPV I, LLC,
in its capacity as a Lender

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL CORPORATION,
in its capacity as a Lender

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III LP,
as Designated Manager

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner as Assignee

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND I LP,
as Designated Manager

	By:	MONROE CAPITAL PRIVATE CREDIT FUND I LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND II LP,
as Designated Manager

	By:	MONROE CAPITAL PRIVATE CREDIT FUND II LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III LP,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND A LP,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND A LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I LP,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND I LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II LP,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND II LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS FUND III (UNLEVERAGED) COMPARTMENT, in its capacity as a Lender

	By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

		By:	/s/ Jeffrey Cupples
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO GP LLC, its General Partner

	By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC as Manager

		By:	/s/ Jeffrey Cupples
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its General Partner

	By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

		By:	/s/ Jeffrey Cupples
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS MARSUPIAL COMPARTMENT

	By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

		By:	/s/ Jeffrey Cupples
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL MML CLO 2017-1, LTD.,

	By:	MONROE CAPITAL MANAGEMENT LLC, as Collateral Manager Attorney-in Fact

		By:	/s/ Seth Friedman
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL MML CLO VI, LTD.

	By:	MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-fact

		By:	/s/ Seth Friedman
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL MML CLO VII, LTD.
	By:	MONROE CAPITAL ASSET MANAGEMENT LLC, as Collateral Manager and Attorney-in-fact

		By:	/s/ Seth Friedman
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Tenth Amendment

LENDER:	MONROE CAPITAL MML CLO VIII, LTD.
	By:	MONROE CAPITAL ASSET MANAGEMENT LLC, as Servicer and Attorney-in-fact

	By:	/s/ Seth Friedman
	Name:	Seth Friedman
	Title:	Managing Director

Signature page to Tenth Amendment

Exhibit A

Conformed Copy of Credit Agreement

Signature page to Tenth Amendment

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Conformed through Waiver and First Amendment, dated as of January 30, 2020

Conformed through Waiver and Second Amendment, dated as of May 14, 2020

Conformed through Waiver and Third Amendment, dated as of February 2, 2021

Conformed through Fourth Amendment, dated as of April 30, 2021

Conformed through Fifth Amendment, dated as of June 24, 2021

Conformed through Sixth Amendment, dated as of July 26, 2021

Conformed through Seventh Amendment, dated as of September 30, 2021

Conformed through Eighth Amendment, dated as of October 14, 2021

Conformed through Ninth Amendment, dated as of October 29, 2021

Conformed through Tenth Amendment, dated as of November 15, 2021

EXECUTION VERSION

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of July 18, 2019

by and among

IT GLOBAL HOLDING LLC,

4TH SOURCE LLC,

AGILETHOUGHT, LLC,

AN EVOLUTION S. DE R.L. DE C.V.,

AN EXTEND, S.A. de C.V.,
as Borrowers,

AN GLOBAL LLC,
as Intermediate Holdings

AGILETHOUGHT, INC. (F/K/A AN GLOBAL INC.),
as Ultimate Holdings

CERTAIN OTHER LOAN PARTIES PARTY HERETO,

THE VARIOUS FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders,

and

MONROE CAPITAL MANAGEMENT ADVISORS, LLC,
as Administrative Agent and Lead Arranger

TABLE OF CONTENTS

SECTION 1: DEFINITIONS.		2

1.1.	Definitions	2
1.2.	Other Interpretive Provisions	46
1.3.	Accounting and Other Terms	47

SECTION 2: COMMITMENTS OF THE LENDERS; BORROWING PROCEDURES.		48

2.1.	Commitments	48
2.2.	Loan Procedures	50
2.3.	Letter of Credit Procedures	52
2.4.	Commitments Several	55
2.5.	Certain Conditions	55
2.6.	Defaulting Lenders	55
2.7.	Increase In Term Loan Commitments	57

SECTION 3: EVIDENCING OF LOANS.		58

3.1.	Notes	58
3.2.	Recordkeeping	58

SECTION 4: INTEREST.		59

4.1.	Interest Rates	59
4.2.	Interest Payment Dates	60
4.3.	Setting and Notice of LIBOR Rates	60
4.4.	Computation of Interest	60
4.5.	Intent to Limit Charges to Maximum Lawful Rate	60

SECTION 5: FEES.		60

5.1.	Unused Fee	60
5.2.	[Intentionally Omitted]	61
5.3.	Fee Letters	61
5.4.	Prepayment Fee	61
5.5.	Letter of Credit Fees	61

SECTION 6: REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS.		61

6.1.	Reduction or Termination of the Revolving Commitment	61
6.2.	Prepayments	62
6.3.	Manner and Application of Prepayments	65
6.4.	Repayments	65

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SECTION 7: MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.		66

7.1.	Making of Payments	66
7.2.	Application of Certain Payments	67
7.3.	Due Date Extension	68
7.4.	Setoff	68
7.5.	Proration of Payments	68
7.6.	Taxes	69

SECTION 8: INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS.		72

8.1.	Increased Costs	72
8.2.	Basis for Determining Interest Rate Inadequate or Unfair	73
8.3.	Changes in Law Rendering LIBOR Loans Unlawful	73
8.4.	Right of Lenders to Fund through Other Offices	74
8.5.	Mitigation of Circumstances; Replacement of Lenders	74
8.6.	Conclusiveness of Statements; Survival of Provisions	74
8.7.	Funding Losses	75
8.8.	Discretion of Lenders as to Manner of Funding	75

SECTION 9: REPRESENTATIONS AND WARRANTIES.		75

9.1.	Organization	75
9.2.	Authorization; No Conflict	76
9.3.	Validity and Binding Nature	76
9.4.	Financial Condition	76
9.5.	No Material Adverse Effect	76
9.6.	Litigation and Contingent Liabilities	76
9.7.	Ownership of Properties; Liens	76
9.8.	Equity Ownership; Subsidiaries	77
9.9.	Pension Plans	77
9.10.	Investment Company Act	78
9.11.	Compliance with Laws	78
9.12.	Regulation U	78
9.13.	Taxes	78
9.14.	Solvency, etc	79
9.15.	Environmental Matters	79
9.16.	Insurance	80
9.17.	Real Property	80
9.18.	Information	80
9.19.	Bank Accounts	80
9.20.	Burdensome Obligations	80

9.21.	Intellectual Property	81
9.22.	Material Contracts	81
9.23.	Labor Matters	82
9.24.	No Bankruptcy Filing	82
9.25.	Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN	82
9.26.	Locations of Collateral	82
9.27.	Security Interests	83
9.28.	No Default	83
9.29.	Hedging Obligations	83
9.30.	OFAC	83
9.31.	Patriot Act	84
9.32.	Anti-Terrorism Laws	84
9.33.	4th Source Related Agreements/4th Source Related Transactions	84
9.34.	AgileThought Related Agreements/AgileThought Related Transactions	85
9.35.	Holdings Representations	86
9.36.	Subordinated Debt	87

SECTION 10: AFFIRMATIVE COVENANTS.		87

10.1.	Reports, Certificates and Other Information	87
10.2.	Books, Records and Inspections; Electronic Reporting System; Field Examinations and Appraisals	90
10.3.	Maintenance of Property; Insurance	90
10.4.	Compliance with Laws; Payment of Taxes and Liabilities	91
10.5.	Maintenance of Existence, etc	92
10.6.	Use of Proceeds	92
10.7.	Employee Benefit Plans	93
10.8.	Environmental Matters	93
10.9.	Further Assurances	94
10.10.	Deposit Accounts	94
10.11.	Excluded Foreign Subsidiaries	95
10.12.	Repatriation	95
10.13.	Post-Closing Matters	95

SECTION 11: NEGATIVE COVENANTS.		99

11.1.	Debt	99
11.2.	Liens	101
11.3.	Restricted Payments	103
11.4.	Mergers, Consolidations, Sales	104
11.5.	Modification of Organizational Documents	104
11.6.	Transactions with Affiliates	104
11.7.	Inconsistent Agreements	105
11.8.	Business Activities; Issuance of Equity	105
11.9.	Investments	105
11.10.	Restriction of Amendments to Certain Documents	106
11.11.	Fiscal Year	107
11.12.	Financial Covenants	107
11.13.	Compliance with Laws	108
11.14.	Holdings Companies Covenants	108
11.15.	No Excluded Foreign Subsidiaries	108

SECTION 12: EFFECTIVENESS; CONDITIONS OF LENDING, ETC.		109

12.1.	Initial Credit Extension	109
12.2.	Conditions Precedent to all Loans and Letters of Credit	113
12.3.	Additional Conditions Precedent to each Incremental Term Loan	114

SECTION 13: EVENTS OF DEFAULT AND THEIR EFFECT.		115

13.1.	Events of Default	115
13.2.	Effect of Event of Default	117
13.3.	Credit Bidding	117

SECTION 14: THE AGENTS.		118

14.1.	Appointment and Authorization	118
14.2.	Issuing Lenders	119
14.3.	Delegation of Duties	119
14.4.	Exculpation of Administrative Agent	119
14.5.	Reliance by Administrative Agent	120
14.6.	Notice of Default	120
14.7.	Credit Decision	120
14.8.	Indemnification	121
14.9.	Administrative Agent in its Individual Capacity	121
14.10.	Successor Administrative Agent	122
14.11.	Collateral Matters	122
14.12.	Restriction on Actions by Lenders	123
14.13.	Administrative Agent May File Proofs of Claim	123
14.14.	Other Agents; Arrangers and Managers	124
14.15.	Protective Advances	124
14.16.	Mexican Powers of Attorney	125
14.17.	Subordination Agreements	125

SECTION 15: GENERAL.		125

15.1.	Waiver; Amendments	125
15.2.	Confirmations	127
15.3.	Notices	127
15.4.	Computations	128
15.5.	Costs, Expenses and Taxes	128
15.6.	Assignments; Participations	129
15.7.	Register	130
15.8.	GOVERNING LAW	131
15.9.	Confidentiality	131
15.10.	Severability	132
15.11.	Nature of Remedies	132
15.12.	Entire Agreement	132
15.13.	Counterparts	132
15.14.	Successors and Assigns	132
15.15.	Captions	132
15.16.	Customer Identification – USA Patriot Act Notice	132
15.17.	INDEMNIFICATION BY LOAN PARTIES	133
15.18.	Nonliability of Lenders	133
15.19.	FORUM SELECTION AND CONSENT TO JURISDICTION	134
15.20.	WAIVER OF JURY TRIAL	134
15.21.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	134
15.22.	Notice of Certain Refinancings	135
15.23.	Acknowledgement Regarding Any Supported QFCs	135

SECTION 16: JOINT AND SEVERAL LIABILITY		136

SECTION 17: APPOINTMENT OF BORROWER REPRESENTATIVE		139

ANNEXES

ANNEX A	Lenders and Pro Rata Shares
ANNEX B	[Intentionally Omitted]
ANNEX C	Addresses for Notices

SCHEDULES

SCHEDULE 1.1	Debt to be Repaid
SCHEDULE 1.1(b)	Specified Mexican Receivables
SCHEDULE 9.6	Litigation and Contingent Liabilities
SCHEDULE 9.8	Equity Ownership
SCHEDULE 9.13	Taxes
SCHEDULE 9.16	Insurance
SCHEDULE 9.17	Real Property
SCHEDULE 9.19	Deposit and Securities Accounts
SCHEDULE 9.21	Intellectual Property
SCHEDULE 9.22(a)	Material Contracts
SCHEDULE 9.22(b)	Earn-out Obligations
SCHEDULE 9.25	Loan Party Information
SCHEDULE 9.26	Locations of Collateral
SCHEDULE 10.13	Post-Closing Matters
SCHEDULE 11.1	Existing Debt
SCHEDULE 11.1(e)	Permitted Existing Earn-out Obligations
SCHEDULE 11.2	Existing Liens
SCHEDULE 11.6	Transactions with Affiliates
SCHEDULE 11.9	Investments

EXHIBITS

EXHIBIT A-1	Form of Revolving Note (Section 1.1)
EXHIBIT A-2	Form of Closing Date Term Loan Note (Section 1.1)
EXHIBIT B	Form of Master Intercompany Note (Section 1.1)
EXHIBIT C	Form of Compliance Certificate (Section 10.1.3)
EXHIBIT D	Form of Assignment Agreement (Section 15.6.1)
EXHIBIT E	Form of Joinder Agreement (Section 1.1)
EXHIBIT F	Notice of Conversion (Section 2.2.3)
EXHIBIT G	Notice of Borrowing (Section 2.2.2)

v

CREDIT AGREEMENT

THIS CREDIT AGREEMENT (as amended, modified, restated, or supplemented from time to time, this “Agreement”), dated as of July 18, 2019 is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE LLC (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, AN Extend and each other party that executes a joinder to the Credit Agreement as a borrower, whether pursuant to Section 10.9 or otherwise, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”) the other Loan Parties party hereto, the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders and as Lead Arranger.

RECITALS

WHEREAS, on November 12, 2018, the Original Borrowers (as defined below), Intermediate Holdings, Ultimate Holdings, the other Loan Parties thereto, the Administrative Agent and the financial institutions party thereto as lenders, entered into that certain Credit Agreement (as amended, modified, restated, or supplemented from time to time prior to the date hereof, the “Original Credit Agreement”), pursuant to which such lenders extended credit and certain other financial accommodations to the Original Borrowers on the terms and conditions set forth therein. In connection therewith, the Original Borrowers, Intermediate Holdings, Ultimate Holdings, the other Loan Parties thereto, the Administrative Agent, and the financial institutions party thereto as lenders, also entered into various other “Loan Documents,” as that term was defined in the Original Credit Agreement (the “Existing Loan Documents”), including, without limitation, the “Collateral Documents,” as that term was defined in the Original Credit Agreement (the “Existing Collateral Documents”). Pursuant to the Existing Collateral Documents, the Original Borrowers and such Loan Parties granted to the Administrative Agent, for the benefit of itself and all of the other financial institutions party to the Original Credit Agreement, a security interest in substantially all of the Existing Collateral as security for the Existing Loans and other Existing Obligations;

WHEREAS, the Borrowers and the other Loan Parties now desire that the Lenders make additional Loans to provide the funds required to complete the AgileThought Acquisition (as defined below) and the transaction expenses related thereto, to repay the Debt to be Repaid, and to provide for the ongoing general corporate purposes and working capital needs of Borrowers,

WHEREAS, as a condition precedent thereto, the parties to this Agreement agree that (a) the Existing Loans and the other Existing Obligations are governed by and deemed to be outstanding under the amended and restated terms and conditions set forth in this Agreement and the other Loan Documents, and (b) each of the Existing Loans and Existing Obligations are, and (to the extent remaining outstanding subsequent to the Closing Date) shall continue to be (and all Obligations incurred pursuant to this Agreement and all “Secured Obligations,” pursuant to and as defined in the Guaranty and Collateral Agreement, are and to the extent remaining outstanding subsequent to the Closing Date shall continue to be), secured by, among other things, all of the Collateral (including, without limitation, the Existing Collateral).

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1: DEFINITIONS.

1.1. Definitions. When used herein the following terms shall have the following meanings:

“4th Source Acquisition” means the Acquisition on the Original Closing Date via merger of 4th Source Bidco with and into 4th Source Inc. (which, immediately prior to the merger shall have converted from a Nevada corporation into a Delaware limited liability company and changed its name to 4th Source LLC), with 4th Source LLC surviving the merger, as a wholly-owned indirect Subsidiary of Holdings for an aggregate cash merger consideration payable on the Original Closing Date not to exceed $52,750,000, in accordance with and pursuant to the 4th Source Acquisition Purchase Agreement.

“4th Source Acquisition Purchase Agreement” means that certain Agreement and Plan of Merger, dated as of the Original Closing Date, among AN Global IT, S.A.P.I. de C.V., 4th Source Bidco, 4th Source Bidco, 4th Source, Inc. and Jason Scherr, as a Representative.

“4th Source Bidco” means 4th Source Bidco Inc., a Delaware corporation.

“4th Source Related Agreements” means, collectively, the 4th Source Acquisition Purchase Agreement, together with all related documents, including exhibits, annexes and schedules, and any amendments, modifications and supplements thereto.

“4th Source Related Transactions” means the 4th Source Acquisition and the other transactions contemplated by the 4th Source Related Agreements.

“Account” or “Accounts” is defined in the UCC.

“Account Debtor” is defined in the Guaranty and Collateral Agreement.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or a substantial portion of the assets of a Person, or of all or a substantial portion of any business or division of a Person, (b) the acquisition of in excess of 50% of the Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

“Administrative Agent” means Monroe in its capacity as administrative agent for the Lenders hereunder, and any successor thereto in such capacity.

“Affected Loan” is defined in Section 8.3.

“Affiliate” of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer, director, member, managing member or general partner of such Person (or of any Subsidiary of such Person) and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither Administrative Agent nor any Lender shall be deemed an Affiliate of any Loan Party. For purpose of the Loan Documents, on and after the effectiveness of the Third Amendment, unless otherwise agreed to by the Administrative Agent, the Equity Investors and their Affiliates shall be deemed Affiliates of, and holders of Equity Interests in, Ultimate Holdings.

“Agent Fee Letter” means the fee letter dated as of the Closing Date between the Loan Parties and Administrative Agent.

“AgileThought” is defined in the preamble to this Agreement.

“AgileThought Acquisition” means the Acquisition of AgileThought by IT Global for an aggregate cash consideration payable on the Closing Date not to exceed $48,075,000 (which amount is subject to working capital adjustments), in accordance with and pursuant to the AgileThought Acquisition Agreement.

“AgileThought Earn-out Obligations” means the Earn-out Obligations due and payable under the AgileThought Related Agreements.

“AgileThought Purchase Agreement” means that certain Membership Interest Purchase Agreement, dated as of May 30, 2019, among IT Global, AgileThought, the AgileThought Sellers, and the AgileThought Seller Representative, as in effect on the Closing Date or may be amended, modified, supplemented, or restated from time to time in accordance with this Agreement and the AgileThought Seller Subordination Agreement.

“AgileThought Related Agreements” means the AgileThought Purchase Agreement, and all documents related to any of the foregoing, including exhibits, annexes and schedules, and any amendments, modifications and supplements to any of the foregoing, in all cases as in effect on the Closing Date or may be amended, modified, supplemented, or restated from time to time in accordance with this Agreement and the AgileThought Seller Subordination Agreement.

“AgileThought Related Transactions” means the AgileThought Acquisition and the other transactions contemplated by the AgileThought Related Agreements.

“AgileThought Seller Representative” means Charles David Romine, Jr., as Seller Representative under the AgileThought Purchase Agreement.

“AgileThought Seller Subordination Agreement” means that certain Seller Note Subordination Agreement by and between the Borrowers, the AgileThought Seller Representative, and the AgileThought Sellers, as in effect on the Closing Date as may be amended, modified, supplemented, or restated from time to time in accordance therewith and with this Agreement.

“AgileThought Sellers” means Pen West Holdings, Inc., Jeffrey D. Alagood. Clare DeBoef, Taylor Howard, Steven Granese, Jason Bernier, Chris Martin, Charles David Romaine Jr., Ryan Darrell and John Wagner.

“Agreement” is defined in the preamble of this Agreement.

“Allocable Amount” is defined in Section 16.

“Amendment Effective Date” has the meaning set forth in that certain Waiver and First Amendment to Amended and Restated Credit Agreement and Guaranty and Collateral Agreement, dated as of January 30, 2020, by and among the Borrowers, Intermediate Holdings, Ultimate Holdings, the other Loan Parties party thereto, the Lenders and the Administrative Agent.

“Amendment No. 4 Effective Date” is defined in the Fourth Amendment.

“Amendment No. 5 Effective Date” is defined in the Fifth Amendment.

“Amendment No. 6 Effective Date” is defined in the Sixth Amendment.

“AN Evolution” is defined in the preamble to this Agreement.

“AN Extend” is defined in the preamble to this Agreement.

“Anti-Terrorism Laws” is defined in Section 9.32(a).

“Anti-Terrorism Order” is defined in Section 9.32(a).

“Applicable Margin” means, as of any date of determination, the applicable rate per annum set forth in the following table that corresponds to the Total Leverage Ratio calculation as set forth in the most recent Compliance Certificate delivered to Administrative Agent pursuant to Section 10.1.3. For the period from the Closing Date through the date that Administrative Agent receives the Compliance Certificate for the Computation Period ending September 30, 2019, the Applicable Margin will be the rate per annum in the row styled “Level 3”:

	Applicable Margin
Level	Total Leverage Ratio	Base Rate Loans	LIBOR Loans
1	Less than 2.00 to 1	5.25%	8.00%
2	Greater than or equal to 2.00 to 1 but less than 3.00 to 1	5.75%	8.50%
3	Greater than or equal to 3.00 to 1	6.25%	9.00%

Except as otherwise set forth in this definition, the Applicable Margin will be based upon the most recent Compliance Certificate, and will be re-determined quarterly on the first day of the month following the date of delivery to Administrative Agent of the applicable Compliance Certificate pursuant to Section 10.1.3. If Borrowers fail to furnish or cause Borrower Representative to furnish any Compliance Certificate when that Compliance Certificate is due, then the Applicable Margin will be the rate per annum in the row styled “Level 3” as of the first day of the month following the date on which that Compliance Certificate was required to be delivered until the date on which that Compliance Certificate is delivered, on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver that Compliance Certificate, the Applicable Margin will be set at the rate per annum based upon the calculations disclosed by that Compliance Certificate. If any information contained in any Compliance Certificate delivered pursuant to Section 10.1.3 is shown to be inaccurate, and that inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period than the Applicable Margin actually applied for that period, then (i) Borrowers shall promptly deliver or cause to be delivered to Administrative Agent and each Lender a correct Compliance Certificate for that period, (ii) the Applicable Margin will be determined as if the correct Applicable Margin (as set forth in the table above) were applicable for that period (irrespective of whether a correct Compliance Certificate is delivered), and (iii) Borrowers shall promptly (but in any event within two Business Days after delivery of that corrected Compliance Certificate or after demand by Administrative Agent) deliver to Administrative Agent full payment in respect of the accrued additional interest as a result of the increased Applicable Margin for that period, which payment Administrative Agent shall promptly apply to the affected Obligations. Notwithstanding anything to the contrary contained herein, the Applicable Margin otherwise determined hereby shall be automatically reduced by 1.00% on and after the Applicable Margin Reduction Date.

“Applicable Margin Reduction Date” the first day of the first complete calendar month following the later to occur of (a) the first anniversary of the Closing Date and (b) the satisfaction of all of the Applicable Margin Reduction Requirements.

“Applicable Margin Reduction Requirements” means (a) the delivery by Borrower Representative to Administrative Agent of a Compliance Certificate demonstrating that EBITDA for any Computation Period, calculated in a manner acceptable to Administrative Agent in its discretion, equal to or greater than 90% of the EBITDA for such Computation Period set forth in the Pre-Closing Projections, and (b) the demonstration by Borrower Representative, to Administrative Agent’s satisfaction in its discretion, that the monthly average working capital of the Consolidated Group, including AgileThought, for all months ended prior to the first anniversary of the Closing Date, is in line with the respective amounts covered by the Pre-Closing Projections.

“Approved Fund” means (a) any Person (other than a natural Person) engaged in making, purchasing, holding, or investing in commercial loans and similar extensions of credit and that is advised, administered, or managed by a Lender, an Affiliate of a Lender (or an entity or an Affiliate of an entity that administers, advises or manages a Lender), (b) with respect to any Lender that is an investment fund, any other investment fund that invests in loans and that is advised, administered or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and (c) any third party which provides “warehouse financing” to a Person described in clause (a) or (b) (and any Person described in said clause (a) or (b) shall also be deemed an Approved Fund with respect to such third party providing such warehouse financing).

“Asset Disposition” means the sale, lease, assignment, disposition, conveyance or other transfer for value by any Loan Party to any Person of any asset or right of such Loan Party (including, the loss, destruction or damage of any thereof or any actual or threatened (in writing to any Loan Party) condemnation, confiscation, requisition, seizure or taking thereof).

“Assignee” is defined in Section 15.6.1.

“Assignment Agreement” is defined in Section 15.6.1.

“Attorney Costs” means, with respect to any Person, all reasonable and documented out-of-pocket fees and charges of any counsel to such Person, and all court costs and similar legal expenses.

“Availability” means, as of any date of determination, the amount that Borrowers are entitled to borrow as Revolving Loans under Section 2.1.1 (after giving effect to the then-existing Revolving Outstandings).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Product Agreements” means those certain agreements entered into from time to time between any Loan Party and a Lender or its Affiliates in connection with any of the Bank Products.

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by the Loan Parties to any Lender or its Affiliates pursuant to or evidenced by the Bank Product Agreements, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Loan Party is obligated to reimburse to Administrative Agent or any Lender as a result of Administrative Agent or that Lender purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to the Loan Parties pursuant to the Bank Product Agreements.

“Bank Products” means any service provided to, facility extended to, or transaction entered into with, any Loan Party by any Lender or its Affiliates consisting of (a) deposit accounts, (b) cash management services, including, controlled disbursement, lockbox, electronic funds transfers (including, book transfers, fedwire transfers, ACH transfers), online reporting and other services relating to accounts maintained with any Lender or its Affiliates, (c) debit cards and credit cards, or (d) so long as prior written notice thereof is provided by the Lender (or its Affiliate) providing that service, facility, or transaction and Administrative Agent consents in writing to its inclusion as a Bank Product, any Hedging Agreements, Hedging Obligations or other service provided to, facility extended to, or transaction entered into with, any Loan Party by a Lender or its Affiliates.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time and the regulations issued from time to time thereunder.

“Base Rate” means at any time a fluctuating rate per annum equal to the greatest of (a) the Federal Funds Rate plus 0.50%, (b) the Prime Rate, (c) 5.00%, and (d) the LIBOR Rate.

“Base Rate Loan” means any Loan which bears interest at or by reference to the Base Rate.

“Borrower Representative” means (a) IT Global; or (b) any other Person appointed as “Borrower Representative” under and in accordance with Section 17.

“Borrowers” is defined in the preamble to this Agreement.

“Business Day” means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, Illinois, and (b) in the case of a Business Day which relates to a LIBOR Loan, on which dealings are carried on in the London interbank eurodollar market.

“Business Interruption Proceeds” means cash proceeds received by any Loan Party pursuant to business interruption policies of insurance.

“Capital Expenditures” means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Consolidated Group, including Capitalized Lease Obligations and Capitalized Software Development Costs, (only to the extent they would be treated as capital expenditures under GAAP) but excluding expenditures made in connection with the replacement, substitution, or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored, (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (c) with assets traded or exchanged for that replacement, substitution, or restoration of assets, or (d) Net Cash Proceeds of Permitted Asset Dispositions that are permitted to be, and are, reinvested in accordance with Section 6.2.2(b).

“Capital Expenditures Limit” means, for each Fiscal Year set forth below, the respective amounts set forth opposite such Fiscal Year:

Fiscal Year Ending	Capital Expenditure Limit
December 31, 2019	$1.90 million
December 31, 2020	$2.00 million
December 31, 2021	$2.10 million
December 31, 2022	$2.20 million

“Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

“Capitalized Lease Obligations” means, as applied to any Person, all obligations under Capital Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities on the balance sheet of such Person in accordance with GAAP.

“Capitalized Software Development Costs” means for any period, for the Loan Parties and their Subsidiaries on a consolidated basis, all capitalized software development costs, as determined in accordance with GAAP.

“CARES Act” means, collectively, Title I of the Coronavirus Aid, Relief and Economic Security Act, as amended (including any successor thereto), any current or future regulations or official interpretations thereof or related thereto and any current and future guidance and rules published by the SBA.

“CARES Act Permitted Purposes” means, with respect to the use of proceeds of any PPP Loans, the purposes set forth in Section 1102 of the CARES Act and otherwise in compliance with all other provisions or requirements of the CARES Act.

“Cash Collateralize” means, with respect to (a) L/C Obligations under Letters of Credit, 105% of the aggregate L/C Obligations; and (b) any inchoate, contingent, or other Obligations, the delivery of cash to Administrative Agent, as security for the payment of those Obligations, in an amount equal to (i) with respect to any contingent indemnification obligations for which any claim with respect to Administrative Agent or any Lender has been asserted or threatened in writing, Administrative Agent’s good faith estimate of the amount due or to become due, including all fees and other amounts relating to those Obligations; and (ii) with respect to any Bank Product Obligations, Administrative Agent’s good faith estimate of the amount due or to become due, including all fees and other amounts relating to those Obligations. “Cash Collateralization” has a correlative meaning.

“Cash Equivalent Investment” means, at any time, (a) any evidence of Debt, maturing not more than one year after the date of issue, issued or guaranteed by the United States Government or any agency thereof (and in the case of Loan Parties organized under the laws of Mexico, any evidence of Debt, maturing not more than one year after the date of issue, issued or guaranteed by the government of that jurisdiction or any agency or instrumentality thereof), (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business or P-l by Moody’s Investors Service, Inc., (c) any certificate of deposit, time deposit or banker’s acceptance, maturing not more than one (1) year after the date of issue, or any overnight federal funds transaction that is issued or sold by any Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000) (or, in the case of any Loan Party organized under the laws of a jurisdiction other than the United States or any State thereof, that is issued or sold by any bank of recognized standing organized under the law of that jurisdiction), (d) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder, (e) money market accounts or mutual funds which invest exclusively in assets satisfying the foregoing requirements and (f) other short term liquid investments approved in writing by Administrative Agent.

“Cash Formula Amount” means, as of any date of determination, the amount of all cash and Cash Equivalent Investments on such day owned by the Loan Parties and subject to a Control Agreement (and not pledged to secure any Debt or otherwise subject to any Liens, other than the Obligations and the Liens of Administrative Agent under the Loan Documents, or otherwise restricted in any way). For the avoidance of doubt, the Cash Formula Amount shall not include all or any portion of the proceeds of the PPP Loans

“Change in Law” means the adoption or phase-in of, or any change in, in each case after the date of this Agreement, any applicable law, rule, or regulation, or any change in the interpretation or administration of any applicable law, rule, or regulation by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency. For purposes of this Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith, and all requests, rules, guidelines, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, will, in each case, be deemed to have been adopted and gone into effect after the date of this Agreement.

“Change of Control” means the occurrence of any of the following events:

(A) ~~at any time prior to the consummation of the SPAC Transaction: the Permitted Holders shall cease to (i) own and control, directly or indirectly, at least 67% of the outstanding Equity Interests of each of the Holdings Companies, (ii) possess the right to elect (through contract, ownership of voting securities or otherwise) at all times a majority of the board of directors (or similar governing body) of any of the Holdings Companies or any of the Borrowers, or (iii) possess the right to direct the management policies and decisions of any of the Holdings Companies or any of the Borrowers;(B) at any time after to the consummation of the SPAC Transaction:~~ any “person” or “group”, but excluding the Permitted Holders, shall become the “beneficial owner”, directly or indirectly, of more than 35.0% of the outstanding voting securities having ordinary voting power for the election of directors of the public company that Ultimate Holdings shall have merged with and into (the “Public Company”), unless the Permitted Holders shall have the right to appoint directors having more than 50.0% of the aggregate votes on the board of directors of the Public Company; and

(~~C) at any time both before or after the consummation of the SPAC Transaction:~~ B) (a) Ultimate Holdings shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of Intermediate Holdings, (b) each of the Holdings Companies shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of any of the Borrowers, (c) except to the extent expressly permitted under Section 11.4(i), any of the Borrowers shall cease to, directly or indirectly, (w) own and control 100% of each class of the outstanding Equity Interests of any of its Subsidiaries (other than ~~Faktos INC, S.A.P.I. de C.V., Facultas Analytics, S.A.P.I. de C.V. and~~ Anzen Soluciones, S.A. de C.V.~~), (x) prior to February 1, 2020, the ability to control 100% of the voting rights of the Equity Interests of Faktos INC, S.A.P.I. de C.V. or Facultas Analytics, S.A.P.I. de C.V.), (y) on and after February 1, 2020 own and control 100% of each class of the outstanding Equity Interests of Faktos INC, S.A.P.I. de C.V. or Facultas Analytics, S.A.P.I. de C.V., or (z) own and control 93~~ and AgileThought Digital Solutions, S.A.P.I. de C.V.), or (x) own and control 92% of each class of the outstanding Equity Interests of Anzen Soluciones, S.A. de C.V., (d) any sale of all or substantially all of the property or assets of any of the Loan Parties or their Subsidiaries, other than in a sale or transfer to a Loan Party ~~(other than the SPAC Transaction)~~, or (e) any “change of control” occurs under, and as defined in, the Second Lien Loan Documents or any other Material Contract .

“Closing Date” is defined in Section 12.1.

“Closing Date Term Loan” and “Closing Date Term Loans” are defined in Section 2.1.2(a).

“Closing Date Term Loan Commitment” means, as to any Lender, such Lender’s commitment to make the Closing Date Term Loans on the Closing Date under this Agreement. The amount of each Lender’s Closing Date Term Loan Commitment as of the Closing Date is set forth on Annex A. The aggregate amount of the Closing Date Term Loan Commitments of all Lenders as of the Closing Date is $23,000,000.

“Closing Date Term Loan Note” means a promissory note substantially in the form of Exhibit A-2.

“Code” means the U.S. Internal Revenue Code of 1986, as amended and in effect from time to time and the regulations issued from time to time thereunder.

“Collateral” means, collectively, (a) the “Collateral” (as defined in the Guaranty and Collateral Agreement), (b) the “Shares” (as defined in the Mexican Stock Pledge Agreement), (c) the “Partnership Interests” as defined in the Mexican Partnership Interest Pledge Agreement, (d) the “Pledged Assets” (as defined in the Mexican Pledge without Transfer of Possession Agreements), (e) the “Trust Estate” (as defined in the Mexican Security Trust and the Mexican Administration Trust), and (f) any and all other property now or hereafter securing any of the Obligations. For avoidance of doubt, the “Collateral” shall include all of the Existing Collateral.

“Collateral Access Agreement” means an agreement in form and substance reasonably satisfactory to Administrative Agent pursuant to which a mortgagee or lessor of real property on which collateral or books or records are stored or otherwise located, or a warehouseman, processor, or other bailee of inventory or other property owned by any Loan Party, acknowledges the Liens of Administrative Agent, waives or subordinates any Liens held by that Person on that property, and, in the case of any such agreement with a mortgagee or lessor, permits Administrative Agent reasonable access to and use of the applicable real property following the occurrence and during the continuance of an Event of Default to assemble, complete, and sell any Collateral stored or otherwise located on that real property.

“Collateral Documents” means, collectively, the Guaranty and Collateral Agreement, the Mexican Collateral Agreements, each Mortgage, each Mortgage-Related Document, each Collateral Access Agreement, each Control Agreement, each pledge agreement, each Intellectual Property Security Agreement, and any other agreement or instrument pursuant to which any Loan Party, any Subsidiary thereof, or any other Person grants or purports to grant collateral to Administrative Agent for the benefit of Administrative Agent and the Lenders or otherwise relates to any such collateral.

“Commitment” means, as to any Lender, that Lender’s commitment to make Loans and to issue or participate in Letters of Credit under this Agreement. The initial amount of each Lender’s Commitment is set forth on Annex A. As of the Closing Date, there are no commitments to issue or participate in any Letter of Credit under this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a Compliance Certificate in substantially the form of Exhibit C.

“Computation Period” means each period of four Fiscal Quarters ending on the last day of a Fiscal Quarter.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Group” means the Loan Parties and their Subsidiaries.

“Consolidated Net Income” means, with respect to the Consolidated Group for any period, the consolidated net income (or loss) thereof for such period, excluding (a) any gains (or losses) from Asset Dispositions realized thereby during such period, (b) any extraordinary gains (or losses) realized thereby during such period, (c) the income (or loss) of any member of the Consolidated Group during such period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to that member of the Consolidated Group during that period, (d) the income (or loss) of any Person during that period and accrued prior to the date it becomes a member of the Consolidated Group or is merged into or consolidated with a member of the Consolidated Group or that Person’s assets are acquired by a member of the Consolidated Group, (e) the income of any member of the Consolidated Group to the extent that the declaration or payment of dividends or similar distributions by that member of the Consolidated Group of that income is not at the time permitted by operation of the terms of its organizational documents, its governing documents, or any agreement, instrument, judgment, decree, order, statute, rule; or governmental regulation applicable to that member of the Consolidated Group, and (f) any gains from discontinued operations realized thereby during such period.

“Consolidated Total Assets” means, as of the date of any determination thereof, the aggregate book value of the total assets of the Consolidated Group calculated in accordance with GAAP on a consolidated basis as of such date.

“Contingent Liability” means, with respect to any Person, each obligation and liability of such Person and all such obligations and liabilities of such Person incurred pursuant to any agreement, undertaking or arrangement by which such Person (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including any indebtedness, dividend or other obligation which may be issued or incurred at some future time, (b) guarantees the payment of dividends or other distributions upon the Equity Interests of any other Person, (c) undertakes or agrees (whether contingently or otherwise) (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor, (ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received, (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation, (e) induces the issuance of, or is made in connection with the issuance of, any letter of credit for the benefit of such other Person, or (f) undertakes or agrees otherwise to assure a creditor against loss. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

“Control Agreement” means each deposit account control agreement or securities account control agreement, as applicable, entered into by a Loan Party or Subsidiary thereof, each depository institution or securities intermediary party thereto, and Administrative Agent in form and substance satisfactory to Administrative Agent in its discretion.

“Controlled Group” means all members of a controlled group of corporations, all members of a controlled group of trades or businesses (whether or not incorporated) under common control and all members of an affiliated service group which, together with any Loan Party or Subsidiary thereof, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

“Credit Bid” is defined in Section 13.3.

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, including, without limitation, the Second Lien Debt and all Subordinated Debt, (b) all indebtedness of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all Capitalized Lease Obligations of such Person, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business that are not more than 60 days past due), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all Hedging Obligations of such Person (determined in accordance with the definition of “Hedging Agreement”), (h) all Contingent Liabilities of such Person, (i) all Debt of any partnership of which such Person is a general partner, (j) all non-compete payment obligations, earn-outs and similar obligations of such Person (including, without limitation, all Earn-out Obligations), (k) all monetary obligations under any receivables factoring, receivable sale, or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing, or similar financing, and (l) any Equity Interests or other equity instrument (other than the Warrants and the Monroe Warrants), whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to financial accounting standards board issuance No. 150 or otherwise.

“Debt to be Repaid” means, collectively, all Debt listed on Schedule 1.1.

“Default” means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or participations in Letters of Credit required to be funded by it under this Agreement within two Business Days of the date required to be funded by it under this Agreement; (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it under this Agreement within two Business Days of the date when due, unless the subject of a good faith dispute; (c) has, or has a parent company that has, (i) been deemed insolvent or become the subject of an Insolvency Proceeding, or (ii) become the subject of a Bail-In Action; (d) has notified any Borrower, the Administrative Agent, or any Lender that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit (unless that writing or public statement relates to that Lender’s obligation to fund a Loan under this Agreement and states that that position is based on that Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, must be specifically identified in that writing or public statement) cannot be satisfied); or (e) has failed to confirm within three Business Days of a request by Administrative Agent that it will comply with the terms of this Agreement relating to its obligations to fund Loans and participations in Letters of Credit.

“Deposit Account” or “Deposit Accounts” is defined in the UCC.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Dollar” and the sign “$” mean lawful money of the United States of America.

“Domestic Borrower” means each Borrower which is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Domestic Subsidiary” means each Subsidiary which is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Earn-out Obligations” means the aggregate outstanding amount under all seller notes, earn-outs or obligations of all Loan Parties and their Subsidiaries (other than customary purchase price adjustments or indemnification obligations) in connection with any Acquisitions (in each case determined assuming the maximum amount payable in connection with any such Earn-out Obligations), including, without limitation, the AgileThought Earn-out Obligations.

“EBITDA” means, for the Consolidated Group for any period, in each case as determined in accordance with GAAP, Consolidated Net Income thereof for such period plus, to the extent deducted in determining such Consolidated Net Income for such period, the sum of:

(a) Interest Expense thereof during such period;

(b) Permitted Tax Distributions made thereby during such period;

(c) provisions for income and franchise Taxes payable by the Loan Parties and their Subsidiaries for such period;

(d) depreciation and amortization incurred thereby during such period;

(e) non-cash compensation expense, or other non-cash expenses or charges, incurred thereby during such period arising from the granting of stock options, stock appreciation rights or similar equity arrangements;

(f) all extraordinary or non-recurring non-cash expenses, losses or charges thereof during such period;

(g) non-recurring cash restructuring expenses in an aggregate amount not to exceed, in any period, the greater of (i) $500,000 and (ii) 7.5% of EBITDA for the most recently concluded Computation Period for which financial statements were delivered or were required to be delivered in accordance with Section 10.1.2;

(h) losses relating to currency translation adjustments when converting the results of Foreign Subsidiaries to Dollars for such period, in an aggregate amount not to exceed $1,000,000 during such period;

~~(i) the actual amount of reasonable and documented out-of-pocket fees, costs, and expenses paid during thereby during such period in connection with the negotiation, execution, and delivery of (i) this Agreement and the other Loan Documents, (ii) the consummation of the 4th Source Related Transactions and the transactions contemplated by this Agreement and the other Loan Documents, in an aggregate amount not to exceed $5,250,000, but solely to the extent such fees, costs and expenses are paid within 180 days of the Original Closing Date and (iii) the consummation of the AgileThought Related Transactions and the transactions contemplated by this Agreement and the other Loan Documents, in an aggregate amount not to exceed $6,200,000, but solely to the extent such fees, costs and expenses are paid within 180 days of the Closing Date;~~(i) [reserved];

(j) all losses or charges relating to the Hedging Agreements during such period; and

(k) the actual amount of reasonable and documented out-of-pocket fees, costs and expenses paid thereby during such period in connection with the SPAC Transaction, in an aggregate amount not to exceed, for all Loan Parties and their Subsidiaries, $~~15,800,000;~~15,800,000.

~~minus, to the extent included in determining such Consolidated Net Income (but without duplication), (i) all extraordinary or non-recurring non-cash gains or profits thereof during such period (including, without limitation, gains attributable to any cancellation of indebtedness in connection with the forgiveness of any PPP Loans), (ii) all gains relating to currency translation adjustments when converting the results of Foreign Subsidiaries to Dollars for such period, in an aggregate amount in the case of this clause (ii) not to exceed $1,000,000 during such period and (iii) all gains or profits relating to the Hedging Agreements during such period; provided that, if during such period, any Borrower shall have engaged in any Permitted Acquisition, EBITDA of the Consolidated Group for such period shall be calculated on a pro forma basis to give effect to such Permitted Acquisition as if such Permitted Acquisition had occurred on the first day of such period.~~

~~Notwithstanding the foregoing or anything else herein to the contrary, EBITDA for each of the Fiscal Quarters ended as of the dates set forth below shall be deemed to be the amount corresponding to each such Fiscal Quarter below:~~

~~Fiscal Quarter Ended~~	~~EBITDA~~
~~September 30, 2018~~	~~$~~	~~8,557,095~~
~~December 31, 2018~~	~~$~~	~~8,892,499~~
~~March 31, 2019~~	~~$~~	~~7,390,490~~
~~The two fiscal month period ending May 31, 2019~~	~~$~~	~~5,470,699~~

~~Notwithstanding the foregoing or anything else herein to the contrary, EBITDA of the Consolidated Group for the period commencing after May 31, 2019 shall be calculated on a pro forma basis to give effect to the AgileThought Acquisition as if the AgileThought Acquisition had occurred on June 1, 2019.~~

“ECF Percentage” means, with respect to the Excess Cash Flow for any Fiscal Year, the following percentages, as applicable: if the Total Leverage Ratio of the Loan Parties and their Subsidiaries as of the last day of the Computation Period ending on the most recently concluded Fiscal Year is (a) greater than or equal to 2.50, 50%; (b) is greater than or equal to 1.75 but less than 2.50, 25%; and (c) otherwise, 0%.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition; or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any commercial bank, any finance company, any investment fund or other fund that invests in loans, or any Affiliate of any of the foregoing.

“Environmental Claims” means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for the release of Hazardous Substances or injury to the environment.

“Environmental Laws” means all present or future federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Substance.

“Equity Interests” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the date of this Agreement, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership, interests in a trust, interests in other unincorporated organizations or any other equivalent of such ownership interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time and the regulations issued from time to time thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” means any of the events described in Section 13.1.

“Examination” is defined in Section 10.2.

“Excess Availability” means, as of any date of determination, the amount equal to Availability minus the aggregate amount, if any, of all trade payables of Borrowers and their Subsidiaries aged in excess of 60 days past their applicable due date and all book overdrafts of Loan Parties and their Subsidiaries in excess of historical practices with respect thereto, in each case as determined by Administrative Agent in its discretion.

“Excess Cash Flow” means, for the Loan Parties and their Subsidiaries for any period, the sum of (a) EBITDA thereof for such period, minus (b) the sum, without duplication, of (i) scheduled repayments of principal of the Term Loans and other Funded Debt (other than payments of revolving Debt that do not include a dollar-for-dollar permanent commitment reduction), plus (ii) cash payments permitted under this Agreement and made thereby in such period with respect to Capital Expenditures, plus (iii) all Permitted Tax Distributions made thereby in cash during such period, net of tax refunds actually received thereby in cash during such period, plus (iv) cash Interest Expense (net of interest income) of the Loan Parties during such period, plus (v) any increase in Working Capital for such period, plus (vi) provisions for income and franchise Taxes payable by the Consolidated Group thereby for such period plus (vii) Permitted Earn-out Payments made in cash during such period, plus (c) any decrease in Working Capital for such period.

“Excluded Deposit Accounts” means, collectively, each Deposit Account of a Loan Party or Subsidiary thereof (a) the balance of which consists exclusively of (i) withheld income taxes and federal, state or local employment taxes required to be paid to the Internal Revenue Service or state or local government agencies with respect to employees of any Loan Party and (ii) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3 102 on behalf of or for the benefit of employees of any Loan Party, (b) that constitutes (and the balance of which consists solely of funds set aside in connection with) a segregated payroll account, trust accounts, and accounts dedicated to the payment of accrued employee benefits, medical, dental and employee benefits claims to employees of any Loan Party, and (c) that contains less than $25,000 at all times (provided that if at any time all such Deposit Accounts contain, collectively, more than $100,000, none of such Deposit Accounts shall be Excluded Deposit Accounts).

“Excluded Foreign Subsidiary” means any Foreign Subsidiary that (a) in each case is organized under the laws of jurisdiction outside of the United States of America and Mexico and (b) which, as of the Closing Date and thereafter, as of the last day of the most recently ended Fiscal Quarter, when taken together with all other Excluded Foreign Subsidiaries, have not, in the aggregate contributed (i) greater than five percent (5%) of the EBITDA of the Loan Parties and their Subsidiaries for the period of four consecutive Fiscal Quarters then most recently ended or (ii) greater than five percent (5%) of Consolidated Total Assets of the Loan Parties and their Subsidiaries as of such date; provided that, if at any time the aggregate amount of that portion of EBITDA or Consolidated Total Assets of all Subsidiaries that are not Loan Parties exceeds five percent (5%) of EBITDA for any such period or five percent (5%) of Consolidated Total Assets as of the end of any such period, the Borrower Representative (or, in the event the Borrower Representative has failed to do so within five (5) days, the Administrative Agent) shall designate sufficient Subsidiaries as “Loan Parties” to cause that portion of EBITDA or Consolidated Total Assets held by Excluded Foreign Subsidiaries to equal or be less than five percent (5%) of EBITDA or Consolidated Total Assets, as applicable, and such designated Subsidiaries shall for all purposes of this Agreement constitute non-Excluded Foreign Subsidiaries on and after the date of such designation and the Borrower Representative shall cause all such Subsidiaries so designated to become a Borrower or a Guarantor in Administrative Agent’s discretion, and delivers all applicable Loan Documents in accordance with Section 10.9. No Loan Party may be designated (or re-designated) as an Excluded Foreign Subsidiary. For the avoidance of doubt no Borrower or Loan Party shall constitute an Excluded Foreign Subsidiary.

“Excluded Swap Obligation” means, with respect to any Loan Party, each Swap Obligation as to which, and only to the extent that, such Loan Party’s guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the Loan Party does not constitute an “eligible contract participant” as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Loan Party and all guarantees of Swap Obligations by other Loan Parties) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation. If a Hedging Agreement governs more than one Swap Obligation, only the Swap Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable Loan Party.

“Excluded Taxes” means, with respect to any payment made to Administrative Agent, any Lender, or any other Person pursuant to the terms of this Agreement, the following: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed as a result of that Person being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing that Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of that Person with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) that Person acquires that interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 8.7(b)) or (ii) that Person changes its lending office, except in each case to the extent that, pursuant to Section 7.6 amounts with respect to those Taxes were payable either to that Person’s assignor immediately before that Person became a party to this Agreement or to that Person immediately before it changed its lending office; (c) Taxes attributable to that Person’s failure to comply with Section 7.6.4 or Section 7.6.6; and (d) any withholding Taxes imposed under FATCA.

“Existing Collateral” means the “Collateral,” as defined in the Original Credit Agreement.

“Existing Collateral Documents” is defined in the recitals of this Agreement.

“Existing Fee Letter” means any fee letter executed in connection with any of the Existing Loan Documents (other than, for avoidance of doubt, the Agent Fee Letter).

“Existing Loan Documents” is defined in the recitals of this Agreement.

“Existing Loans” means, collectively, (a) the Existing Revolving Loans, and (b) the Existing Term Loans.

“Existing Obligations” means, collectively (a) each of the Existing Loans, and (b) each of the other “Obligations,” as defined in the Original Credit Agreement.

“Existing Revolving Loans” means, collectively, each of the “Revolving Loans,” as that term was defined in the Original Credit Agreement, made by any of the Lenders to any of the Borrowers prior to the Closing Date.

“Existing Term Loans” means, collectively, each of the “Term Loans,” as that term was defined in the Original Credit Agreement, made by any of the Lenders to any of the Borrowers prior to the Closing Date.

“Exitus Borrower” shall mean AgileThought Digital Solutions S.A.P.I. de C.V. (f/k/a ~~North American Software~~AgileThought Digital Solutions, S.A.P.I. de C.V.), formed under the laws of Mexico.

“Exitus Debt Noteholder” shall mean Exitus Capital, S.A.P.I. DE C.V. SOFOM ENR.

“Exitus Debt Promissory Note” shall mean that certain Promissory Note, dated as of and as in effect on the Amendment No. 6 Effective Date, by and between Exitus Borrower and the Exitus Debt Noteholder, as amended, modified or supplemented from time to time solely with the consent of the Administrative Agent, in its discretion.

“Extraordinary Receipts” means any cash received by or paid to or for the account of any Loan Party not in the ordinary course of business consisting of: (a) pension plan reversions, (b) proceeds of insurance (other than, for avoidance of doubt, Business Interruption Proceeds), (c) litigation proceeds, judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action (other than with respect to reimbursement of third party claims), (d) condemnation awards (and payments in lieu thereof), (e) indemnity payments (other than with respect to reimbursement of third party claims), (f) amounts received in respect of indemnity obligations of any party or purchase price, working capital, and other monetary adjustments in connection with the 4th Source Acquisition, the AgileThought Acquisition, or any other Acquisition, (g) amounts received in connection with or as proceeds from representation and/or warranty insurance in connection with the 4th Source Acquisition, the AgileThought Acquisition, or any other Acquisition, net of any reasonable and documented legal and accounting expenses and taxes paid in cash by the Loan Parties as a result thereof, and (h) foreign, United States, state or local tax refunds to the extent not included in the calculation of EBITDA (other than refunds of value-added or similar taxes received in the ordinary course of business).

“Faktos/Facultas Trust Documents” means (i) certain Administration and Investment Trust Agreement No. F/3377 including its Exhibits, dated December 15, 2017, entered into and between AN Global IT, S.A.P.I. de C.V., Antonio García González Sicilia, Guillermo Figueroa Michel, Alonso Castañeda Andrade, Tsuyoshi Hirata Palacios, Faktos Inc, S.A.P.I. de C.V., and Facultas Analytics, S.A.P.I. de C.V., as settlors and first beneficiaries, and Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero, as trustee; (ii) certain joinder and contribution agreement, dated November 9, 2018, entered into the aforementioned parties and IT Global Holding, LLC; (iii) the call option agreement dated December 15, 2017 between the settlors mentioned before; and (iv) the current bylaws of Faktos and Facultas.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into in connection with the implementation of those sections of the Code and any fiscal and regulatory legislation rules, practices, or other official guidance thereunder.

“Federal Funds Rate” means, for any day, the greater of (a) 0% and (b) a fluctuating interest rate equal for each day during the applicable period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for that day (or, if that day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if that rate is not so published for any day which is a Business Day, the average of the quotations for that day on those transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent. Administrative Agent’s determination of the Federal Funds Rate will be binding and conclusive absent manifest error.

“Fifth Amendment” shall mean that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 24, 2021.

“Fifth Amendment Fee” has the meaning assigned to it in the Fifth Amendment.

“Fiscal Quarter” means a fiscal quarter of a Fiscal Year, which period is the 3-month period ending on the last day of each of March, June, September, and December of each year.

“Fiscal Year” means the fiscal year of Loan Parties and their Subsidiaries, which period shall be the 12-month period ending on December 31 of each year.

“Fixed Charge Coverage Ratio” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP for any Computation Period, the ratio of (a) the total for such Computation Period of (i) EBITDA thereof, minus (ii) Permitted Tax Distributions, (or other provisions for Taxes based on income) made thereby during such Computation Period, minus (iii) all unfinanced Capital Expenditures made thereby in such Computation Period, to (b) Fixed Charges.

~~Notwithstanding any provision of this Agreement to the contrary, for purposes of calculating the Fixed Charge Coverage Ratio for any Computation Period that includes any Fiscal Quarter set forth below, the following amounts for each such Fiscal Quarter set forth below will be deemed to be the applicable amount set forth below opposite that Fiscal Quarter:~~

~~Fiscal Quarter Ended~~	~~Taxes~~		~~Unfinanced Capital Expenditures~~
~~September 30, 2018~~	~~$~~	~~1,269,604~~	~~$~~	~~88,766~~
~~December 31, 2018~~	~~$~~	~~1,292,590~~	~~$~~	~~333,451~~
~~March 31, 2019~~	~~$~~	~~888,808~~	~~$~~	~~206,164~~
~~The two fiscal month period ending May 31, 2019~~	~~$~~	~~733,382~~	~~$~~	~~115,205~~

~~Notwithstanding the foregoing or anything else herein to the contrary, (x) Taxes and (y)unfinanced Capital Expenditures of the Consolidated Group for the period commencing after May 31, 2019 shall be calculated on a pro forma basis to give effect to the AgileThought Acquisition as if the AgileThought Acquisition had occurred on June 1, 2019.~~

“Fixed Charges” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP for any Computation Period, the sum of, without duplication, (a) cash Interest Expense thereof in such Computation Period, plus (b) scheduled principal payments of Debt thereof (including (i) the Loans, (ii) the Second Lien Debt to the extent any such payments thereof would constitute Permitted Second Lien Debt Payments, (iii) scheduled principal payments of, and any interest and fees actually paid in such Computation Period with respect to, the Permitted Investor Debt and Permitted Exitus Debt, and (iv) any Earn-out Obligations, including, without limitation, all Permitted Earn-out Obligations (other than the Permitted Earn-out Obligations paid out of funds on deposit in the Segregated Account), but excluding (x) the Revolving Loans, (y) scheduled payments of principal required to paid pursuant to Section 6.4.2 hereof during the Modified Amortization Period in such Computation Period and (z) any amendment fees payable for the account of the Lenders (including the Fifth Amendment Fee); provided that, for the avoidance of doubt, any Permitted Earn-out Obligation shall be excluded from Fixed Charges to the extent that, as of any date of determination, the Payment Conditions with respect to such Permitted Earn-Out Obligation are not satisfied as of such date (after giving pro forma effect to such payment).

“Foreign Subsidiary” means each Subsidiary (i) organized under the laws of a jurisdiction other than the United States of America or any state thereof or District of Columbia, and (ii) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of April 30, 2021.

“FRB” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Funded Debt” means, as to any Person at a particular time, without duplication, whether or not included as indebtedness or liabilities in accordance with GAAP, all Debt of such Person that matures more than one year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from that date). For the avoidance of doubt, all of the Obligations and all Subordinated Debt, including, without limitation, the Second Lien Debt shall constitute Funded Debt.

“Funding Losses” is defined in Section 2.2.4.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the SEC, which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any arbitral body or tribunal and any supra-national bodies such as the European Union or the European Central Bank).

“Guarantor” means Ultimate Holdings, Intermediate Holdings, and each other Person that guarantees any of the Obligations, including, without limitation, 4th Source, IT Global, QMX Investment Holdings USA, Inc., North American Software, S.A.P.I. de C.V., 4th Source Holding Corp., Facultas Analytics, S.A.P.I. de C.V., Faktos INC, S.A.P.I. de C.V., Cuarto Origen, S. de R.L. de C.V., 4th Source Mexico, LLC, AGS Alpama Global Services Mexico, S.A de C.V., Entrepids Technology Inc., Entrepids Mexico, S.A. de C.V., AGS Alpama Global Services USA, LLC, AN UX, S.A de C.V., AN Data Intelligence, S.A de C.V., AN Digital S.A de C.V., Anzen Soluciones, S.A. de C.V., AN USA, AGS Nasoft Servicios Administrativos, S.A. de C.V., Nasoft Servicios Administrativos, S.A de C.V.

“Guaranty” means each guaranty executed and delivered by any Guarantor, together with any joinders thereto and any other guaranty agreement executed by a Guarantor, in each case in form and substance satisfactory to Administrative Agent in its discretion. The Guaranty and Collateral Agreement and the Mexican Collateral Agreements are a Guaranty.

“Guaranty and Collateral Agreement” means the Amended and Restated Guaranty and Collateral Agreement dated as of the Closing Date executed and delivered by each Loan Party, together with any joinders thereto and any other guaranty and collateral agreement executed by a Loan Party, in each case in form and substance satisfactory to Administrative Agent in its discretion.

“Hazardous Substances” means any hazardous waste, hazardous substance, pollutant, contaminant, toxic substance, oil, hazardous material, chemical or other substance regulated by any Environmental Law.

“Hedging Agreement” means any interest rate, currency or commodity swap agreement, cap agreement, collar agreement, spot foreign exchange, forward foreign exchange, foreign exchange option (or series of options) and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

“Hedging Obligations” means, with respect to any Person, any liabilities of such Person under any Hedging Agreement determined (a) for any date on or after the date that Hedging Agreement has been closed out and termination value determined in accordance therewith, using that termination value; and (b) for any date prior to the date referenced in clause (a), using the amount determined as the mark-to-market value for that Hedging Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in that Hedging Agreement (which may include a Lender or any Affiliate of a Lender).

“Holdings Companies” is defined in the preamble to this Agreement.

“Holdings Documents” is defined in Section 9.35.

“Incremental Term Loan” is defined in Section 2.7.

“Indemnified Liabilities” is defined in Section 15.17.

“Indemnified Taxes” means all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document.

“Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of a Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, concurso mercantil, quiebra, debtor relief, or debt adjustment law (including, but not limited to, the Mexican Bankruptcy Law (Ley de Concursos Mercantiles)), (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for that Person or any part of its property, or (c) an assignment or trust mortgage for the benefit of creditors.

“Intellectual Property Security Agreement” is used as defined in the Guaranty and Collateral Agreement.

“Interest Expense” means, for any period, the consolidated interest expense of the Consolidated Group for such period (including all imputed interest on Capital Leases).

“Interest Period” means, with respect to each Loan that is a LIBOR Loan, the period commencing on the date that Loan is borrowed or continued as, or converted into, a LIBOR Loan and ending on the date one (1) month thereafter; provided that (a) if any Interest Period would otherwise end on a day that is not a Business Day, then that Interest Period will be extended to the following Business Day unless the result of that extension would be to carry that Interest Period into another calendar month, in which case that Interest Period will end on the preceding Business Day; (b) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of that Interest Period will end on the last Business Day of the calendar month at the end of that Interest Period; and (c) Borrower Representative may not select any Interest Period for a Loan that would extend beyond the scheduled Termination Date

“Intermediate Holdings” is defined in the preamble to this Agreement.

“International Financial Reporting Standards” means International Financial Reporting Standards as issued by the International Accounting Standards Board, as the same may be amended or supplemented from time to time.

“Inventory” is defined in the UCC.

“Investment” means, with respect to any Person, any investment in another Person, whether by (a) acquisition of any debt or Equity Interest, (b) making any loan or advance (including, without limitation, any loan or advance to any Subsidiary or Affiliate), (c) becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business), or (d) making an Acquisition.

“Investor Debt Noteholder” shall mean AGS Group, LLC.

“Investor Debt Promissory Note” shall mean that certain Subordinated Promissory Note, dated as of and as in effect on the Amendment No. 5 Effective Date, by and between Ultimate Holdings and the Investor Debt Noteholder, as amended, modified or supplemented from time to time solely with the consent of the Administrative Agent, in its discretion.

~~“IPO” means any underwritten public offering of Equity Interests of Ultimate Holdings.~~

“IRS” means the Internal Revenue Service.

“Issuing Lender” means any financial institution that Administrative Agent causes to issue Letters of Credit for the account of any Borrower and that financial institution’s successors and assigns in that capacity.

“IT Global” is defined in the preamble to this Agreement.

“Joint Liability Payment” is defined in Section 16.

“L/C Application” means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by an Issuing Lender at the time of that request for the type of letter of credit requested.

“L/C Fee Rate” means a per annum rate equal to the Applicable Margin in effect from time to time for Revolving Loans which are LIBOR Loans.

“L/C Obligations” means the sum (without duplication) of (a) all Reimbursement Obligations, and (b) the Stated Amount of all outstanding Letters of Credit.

“Lead Arranger” means Monroe Capital Management Advisors, LLC, a Delaware limited liability company.

“Lender Party” is defined in Section 15.17.

“Lenders” is defined in the preamble of this Agreement. The term “Lender” includes each Issuing Lender. For purposes of clarification only, to the extent that any Issuing Lender has any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referred to. In addition, for purposes of identifying the Persons entitled to share in the Collateral and the proceeds of the Collateral under and in accordance with this Agreement and the Collateral Documents, the term “Lender” includes any Affiliate of a Lender providing a Bank Product.

“Letter of Credit” is defined in Section 2.1.3.

“LIBOR Determination Date” means, with respect to each LIBOR Loan, the following: (a)(i) if that LIBOR Loan is made on the Closing Date, the Closing Date, and (ii) if that LIBOR Loan is made after the Closing Date, the date that is two Business Days before the date of initial advance of that LIBOR Loan; (b) with respect to each Term Loan that is a LIBOR Loan, each subsequent date that is two Business Days before the last Business Day of each month occurring while that LIBOR Loan is outstanding; and (c) with respect to each Revolving Loan that is either being continued as a LIBOR Loan at the end of its applicable Interest Period or being converted to a LIBOR Loan, the date that is two Business Days before the date of that continuation or conversion.

“LIBOR Loan” means any Loan which bears interest at a rate determined by reference to the LIBOR Rate.

“LIBOR Office” means, with respect to any Lender, the office or offices of that Lender which will be making or maintaining the LIBOR Loans of that Lender under this Agreement. A LIBOR Office of any Lender may be, at the option of that Lender, either a domestic or foreign office.

“LIBOR Rate” means the rate per annum equal to the greater of (a) 1.00% and (b)(i) LIBOR for a period equal to one month as reported in The Wall Street Journal (or other authoritative source selected by Administrative Agent in its sole discretion) on each LIBOR Determination Date divided by (ii) a number determined by subtracting from 1.00 the then-stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), or, if that published rate is not available for any reason, as LIBOR is otherwise determined by Administrative Agent in its reasonable discretion in consultation with the Borrower Representative based on the then-prevailing convention in the syndicated loan market.

“Lien” means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person (including an interest in respect of a Capital Lease) which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, title retention lien, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

“Liquidity” means, on any date of determination, the sum of (a) Excess Availability, plus (b) the Cash Formula Amount.

~~“LIV Equity Contribution Agreement” means that certain Equity Contribution Agreement, dated as of February [________], 2021 among Ultimate Holdings, LIVK, Administradora LIV Capital, S.A.P.I. de C.V. as manager of the Contrato de Fideicomiso Irrevocable de Emisión de Certificados Bursátiles Fiduciarios de Desarrollo Número F/2416 identified as “LIV Mexico Growth IV No. F/2416” (the “CKD”) and LIV Mexico Growth Fund IV, L.P. (the “LIV LP” and, together with CKD, the “Equity Investors”), in the form attached hereto as Exhibit A pursuant to which the Equity Investors has agreed to provide a cash equity commitment in an aggregate amount equal to or greater than $20,000,000.~~

~~“LIVK” means LIV Capital Acquisition Corp., a Cayman Islands exempted company.~~

~~“LIVK PIPE” means those certain equity subscriptions consummated by LIVK prior to the closing of the SPAC Transaction as private placements under the Securities Act and in anticipation of the merger pursuant to PIPE Subscription Agreements in customary form.~~

“Loan” or “Loans” means, as the context may require, Revolving Loans and/or Term Loans.

“Loan Account” means an account maintained under this Agreement by Administrative Agent on its books of account, and with respect to Borrowers, in which Borrowers will be charged with all Loans made to, and all other Obligations incurred by, any of the Borrowers.

“Loan Documents” means (a) this Agreement, the Notes, the Letters of Credit, the Master Letter of Credit Agreement, the L/C Applications, the Agent Fee Letter, each Perfection Certificate, the Mexican Loan Documents, the Collateral Documents, any Subordination Agreements (including the Master Intercompany Note), (b) the Existing Loan Documents, and (c) all documents, instruments, and agreements delivered in connection with the foregoing, as any of the foregoing are amended or modified in accordance with their respective terms.

“Loan Party” means, collectively (a) Ultimate Holdings, (b) Intermediate Holdings, (c) the Borrowers, (d) each Guarantor and each Subsidiary of Ultimate Holdings or any Borrower that is not an Excluded Foreign Subsidiary, and (e) each other Person that (i) executes a joinder agreement to this Agreement as a Borrower and/or Loan Party in the form of Exhibit E, (ii) is liable for payment of any of the Obligations, or (iii) has granted a Lien in favor of Administrative Agent on its assets to secure any of the Obligations.

“Margin Stock” means any “margin stock” as defined in Regulation U.

“Master Intercompany Note” means a demand promissory note made by and among the Loan Parties and their Subsidiaries, substantially in the form of Exhibit B, and acceptable to Administrative Agent, in its reasonable discretion, including any amendments, restatements, supplements or other modifications thereto, as may be amended, modified, supplemented, or restated from time to time in accordance therewith and with this Agreement.

“Master Letter of Credit Agreement” means, at any time, with respect to the issuance of Letters of Credit, a master letter of credit agreement or reimbursement agreement in the form, if any, being used by an Issuing Lender at that time.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, prospects, profitability or properties of the Loan Parties taken as a whole, (b) a material impairment of the ability of any Loan Party to perform any of the Obligations under any Loan Document, (c) a material adverse effect upon any substantial portion of the Collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document, or (d) a material impairment of the ability of Administrative Agent to enforce or collect any Obligations or to realize upon any Collateral.

“Material Contract” means, with respect to any Person, (a) each of the 4th Source Related Agreements and AgileThought Related Agreements, (b) each contract or agreement to which such Person or any of its Subsidiaries is a party, which individually or in the aggregate comprise at least 10% of the gross revenues of the Consolidated Group, taken as a whole, over the most recently ended Computation Period, (c) (i) each contract or agreement to which such Person or any of its Subsidiaries is a party (i) that relates to any Subordinated Debt (including, without limitation, the Second Lien Debt or the AgileThought Earn-out Obligations), (ii) that relates to any other Earnout Obligations, (iii) consisting of any Hedging Obligations in an aggregate amount of $500,000 or more, or (iv) that relates to any other Debt in an aggregate amount of $500,000 or more (other than the Loan Documents), (d) the LIV Equity Contribution Agreement, and (e) each contract or agreement to which such Person or any of its Subsidiaries is a party, the breach, nonperformance, cancellation, failure to renew, or loss of which could reasonably be expected to result in a Material Adverse Effect.

“Maximum Revolver Amount” means $5,000,000.

“Mexican 4th Pledge without Transfer of Possession Agreement” means the Pledge without Transfer of Possession Agreement (Contrato de Prenda sin Transmisión de Posesión) dated November 15, 2018 entered into by, 4to Origen, S. de R.L. de C.V., as pledgor, and Monroe, as pledgee, as may be amended from time to time.

“Mexican Administration Trust” means the Administration and Source of Payment Trust Agreement No. F/3272 (Fideicomiso Irrevocable de Aministración y Fuente de Pago No. F/3272) including its Exhibits, as amended and restated on the Closing Date, as may be amended from time to time.

“Mexican AN Evolution Partnership Interest Pledge Agreement” means the Partnership Interest Pledge Agreement (Contrato de Prenda sobre Partes Sociales) to entered into on the Closing Date by, Ultimate Holdings, as pledgor, and Monroe, as pledgee, with the acknowledgement and consent of AN Evolution, S. de R.L. de C.V. and AN Extend, S.A. de C.V., as may be amended from time to time.

“Mexican AN Evolution Pledge without Transfer of Possession Agreement” means the Pledge without Transfer of Possession Agreement (Contrato de Prenda sin Transmisión de Posesión) to be entered into on the Closing Date by, among others, AN Evolution, S. de R.L. de C.V. and AN Extend, S.A. de C.V., as pledgor, and Monroe, as pledgee, as may be amended from time to time.

“Mexican AN Pledge without Transfer of Possession Agreement” means the Pledge without Transfer of Possession Agreement (Contrato de Prenda sin Transmisión de Posesión) including its Exhibits, dated November 15, 2018, entered into by, among others, AN Digital, S.A. de C.V., AN Extend, AN Data Intelligence, S.A. de C.V., Anzen Soluciones, S.A. de C.V., Faktos Inc, S.A.P.I. de C.V., Facultas Analytics, S.A.P.I. de C.V. NASOFT Servicios Administrativos, S.A. de C.V., AGS NASOFT Servicios Administrativos, S.A. de C.V.; AGS Alpama Global Services Mexico, S.A. de C.V., North American Software, S.A.P.I. de C.V., AN UX, S.A. de C.V. and Entrepids México S.A. de C.V., as pledgors, and Monroe Capital, as pledgee, as may be amended from time to time.

“Mexican Collateral Agreements” means, collectively, the Mexican Equity Interest Pledge Agreements, the Mexican Pledge without Transfer of Possession Agreements, the Mexican Administration Trust and the Mexican Security Trust.

“Mexican Equity Interest Pledge Agreements” means, jointly, (i) the Mexican Stock Pledge Agreement, (ii) the Mexican AN Evolution Partnership Interest Pledge Agreement and (iii) the Mexican Partnership Interest Pledge Agreement.

“Mexican Loan Documents” means the Mexican Collateral Agreements, and all documents, instruments, and agreements delivered in connection with the foregoing, as any of the foregoing are amended or modified in accordance with their respective terms.

“Mexican Partnership Interest Pledge Agreement” means the Partnership Interest Pledge Agreement (Contrato de Prenda sobre Partes Sociales) dated November 15, 2018 entered into by, among others, 4th Source Inc. and 4th Source Mexico LLC, as pledgors, and Monroe, as pledgee, with the acknowledgement and consent of 4to Origen, S. de R.L. de C.V., as may be amended from time to time.

“Mexican Pledge without Transfer of Possession Agreements” means, jointly, (i) the Mexican AN Pledge without Transfer of Possession Agreement, (ii) the Mexican AN Evolution Pledge without Transfer of Possession Agreement and the (iii) Mexican 4th Pledge without Transfer of Possession Agreement.

“Mexican Security Trust” means certain Security Trust Agreement with identification number F/3757, including its exhibits, dated November 15, 2018, by, among others, QMX Investment Holding USA, Inc., IT Global Holding LLC, Entrepids Technology Inc., North American Software, S.A.P.I. de C.V., Ultimate Holdings, AN Digital, S.A. de C.V., Faktos Inc, S.A.P.I. de C.V., Facultas Analytics, S.A.P.I. de C.V., and Entrepids México, S.A. de C.V., as settlors, Monroe Capital, as first place beneficiary, Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero; with the acknowledgment and consent of AN Digital, S.A. de C.V., AN Extend, S.A. de C.V., AN Data Intelligence, S.A. de C.V., Anzen Soluciones, S.A. de C.V., AN UX, S.A. de C.V., NASOFT Servicios Administrativos, S.A. de C.V., AGS NASOFT Servicios Administrativos, S.A. de C.V.; AGS Alpama Global Services Mexico, S.A. de C.V., North American Software, S.A.P.I. de C.V., Entrepids México S.A. de C.V., Cuarto Origen, S. de R.L. de C.V., and AN Evolution, S. de R.L. de C.V., as amended and restated on the Closing Date, and as further amended from time to time.

“Mexican Stock Pledge Agreement” means the Mexican Stock Pledge Agreement, dated November 15, 2018 entered into by, among others, IT Global Holding LLC, North American Software, S.A.P.I. de C.V., Invertis, S.A. de C.V., AN Global IT, S.A.P.I. de C.V. and AN Data Intelligence, S.A. de C.V., as pledgors and Monroe Capital as pledgee, as may be amended from time to time.

“Mexican Subsidiaries” means, collectively, the Subsidiaries incorporated under the laws of Mexico.

“Mexico” means the United Mexican States.

“Monroe Capital” means Monroe Capital Management Advisors, LLC, a Delaware limited liability company.

“Monroe Form of Warrant” means a form of warrant with respect to the Monroe Warrants satisfactory to Monroe in its sole discretion.

“Monroe Supporting Shares” means a number of shares of Class A Common Stock, par value $0.0001 per share, of Ultimate Holdings issued by Ultimate Holdings to Administrative Agent as provided in Section 10.16.

“Monroe Warrants” means the warrants to purchase shares of Class A Common Stock, par value $0.0001 per share, of Ultimate Holdings with a value as of the Termination Date equal to $7,000,000, to be issued by Ultimate Holdings to Administrative Agent (a) pursuant to the Monroe Form of Warrant and (b) on the Termination Date; provided, however, that if the Administrative Agent and Lenders receive Payment in Full prior to or on February 28, 2022, such $7,000,000 amount shall be reduced to $5,000,000.

“Mortgage” means a mortgage, deed of trust or similar instrument granting Administrative Agent a Lien on fee owned real property of any Loan Party.

“Mortgage-Related Documents” means with respect to any real property subject to a Mortgage, the following, in form and substance satisfactory to Administrative Agent in its discretion: (a) an ALTA Loan Title Insurance Policy (or binder therefor) covering Administrative Agent’s interest under the Mortgage, in a form and amount and by an insurer acceptable to Administrative Agent, which must be fully paid on that effective date; (b) copies of all documents of record concerning such real property as shown on the commitment for the ALTA Loan Title Insurance Policy referred to above; (c) all assignments of leases, estoppel letters, attornment agreements, consents, waivers, and releases as Administrative Agent reasonably requires with respect to other Persons having an interest in the real estate; (d) a current, as-built survey of the real estate, containing a metes-and-bounds property description and certified by a licensed surveyor acceptable to Administrative Agent in its discretion; (e) a life-of-loan flood hazard determination and, if the real estate is located in a flood plain, an acknowledged notice to borrower and flood insurance in an amount, with endorsements and by an insurer acceptable to Administrative Agent; (f) a current appraisal of the real estate, prepared by an appraiser acceptable to Administrative Agent, and in form and substance satisfactory to Administrative Agent and Required Lenders in each’s discretion; (g) an environmental assessment, prepared by environmental engineers acceptable to Administrative Agent and accompanied by all reports, certificates, studies, or data as Administrative Agent reasonably requires (including, without limitation, “Phase II” reports), which must all be in form and substance satisfactory to Administrative Agent and Required Lenders in each’s discretion; and (h) an environmental agreement and all other documents, instruments, or agreements as Administrative Agent in its discretion requires with respect to any environmental risks regarding the real estate, in form and substance satisfactory to Administrative Agent and Required Lenders, in each’s discretion.

“Multiemployer Pension Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Borrower or any other member of the Controlled Group may have any liability.

“Net Cash Proceeds” means:

(a) with respect to any Asset Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party or Subsidiary thereof pursuant to such Asset Disposition net of (i) the direct costs relating to that sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by Borrowers to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to that Asset Disposition (other than the Loans).

(b) with respect to any issuance of Equity Interests, the aggregate cash proceeds received by any Loan Party or Subsidiary thereof pursuant to such issuance, net of the direct costs of non-Affiliates relating to such issuance (including sales and underwriters’ commissions); and

(c) with respect to any issuance of Debt, the aggregate cash proceeds received by any Loan Party or Subsidiary thereof pursuant to such issuance, net of the direct costs of non-Affiliates of such issuance (including up-front, underwriters’ and placement fees)~~; and(D) with respect to the SPAC Transaction, the aggregate cash proceeds received by Ultimate Holdings or Subsidiary thereof from (i) cash released from LIVK’s trust account (after giving effect to redemptions therefrom by LIVK’s public shareholders) and (ii) the LIVK PIPE financing (including any third party financing entered into in connection therewith) that closes substantially concurrently with the SPAC Transaction, in each case net of attorneys’ fees, investment banking and other financial advisor fees, placement agent fees, accountants’ fees, printer fees, public relations firm fees, and other customary fees and expenses actually incurred in connection with the SPAC Transaction.~~

“Non-Consenting Lender” is defined in Section 15.1(k).

“Non-U.S. Lender” is defined in Section 7.6.4.

“Note” or “Notes” means, as means, as the context may require, a Revolving Loan Note, or a Closing Date Term Loan Note.

“Notice of Borrowing” is defined in Section 2.2.2(a).

“Notice of Conversion” is defined in Section 2.2.3(b).

“Obligations” means all obligations (monetary (including post-petition interest, default-rate interest, fees, and expenses, allowed or not in an Insolvency Proceeding) or otherwise) of any Loan Party under this Agreement and any other Loan Document (including, without limitation, any Existing Loan Document), including, without limitation, the Existing Obligations and any Attorney Costs, Bank Product Obligations, and Reimbursement Obligations, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. Notwithstanding the foregoing, the Obligations shall not include any Excluded Swap Obligations. For avoidance of doubt, all of the “Obligations,” including, without limitation, the Existing Obligations, shall be secured by all of the Collateral, including, without limitation, the Existing Collateral.

“OFAC” is defined in Section 9.30(b).

“Operating Lease” means any lease of (or other agreement conveying the right to use) any real or personal property by any Loan Party, as lessee, other than any Capital Lease.

“Original Borrowers” means the Borrowers, other than AgileThought, AN Evolution and AN Extend.

“Original Closing Date” means November 15, 2018.

“Original Credit Agreement” is defined in the recitals of this Agreement.

“Other Connection Taxes” means, with respect to any Person, Taxes imposed as a result of a present or former connection between that Person and the jurisdiction imposing any such Tax (other than connections arising from that Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document).

“Participant” is defined in Section 15.6.2.

“Patriot Act” is defined in Section 9.31.

“Payment Conditions” means, with respect to any Permitted ~~Investor Debt Payment, Permitted Exitus Payment or Permitted~~ Earn-out Payment, that (a) no Event of Default has occurred and is continuing or would be caused by the making thereof, and (b) after giving pro forma effect to that payment, (i) Liquidity exceeds $5,000,000 and (ii) as of the last day of the most recently ended Computation Period for which financial statements have been delivered (or were required to be delivered) to Administrative Agent under and in accordance with Section 10.1.2, the Consolidated Group shall be in pro forma compliance with the financial covenants set forth in Section 11.12 for the most recently concluded Computation Period.

“Payment in Full” means (a) the payment in full in cash of all Loans and other Obligations, other than contingent indemnification obligations for which no claims have been asserted, (b) the termination of all Commitments, (c) either (i) the cancellation and return to Administrative Agent or all Letters of Credit or (ii) the Cash Collateralization of all Letters of Credit, (d) either (i) the payment in full in cash of the Obligations arising under or in connection with any Bank Products and terminating those Obligations in a manner satisfactory to the Lender or its Affiliate providing those Bank Products or (ii) the Cash Collateralization of those Obligations, (e) the Cash Collateralization of all contingent indemnification obligations for which any claim with respect to Administrative Agent or any Lender (including each Issuing Lender) has been asserted or threatened in writing, and (f) the release of any claims of the Loan Parties against Administrative Agent and Lenders arising on or before the payment date. “Paid in Full” shall have a correlative meaning.

“PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

“Pension Plan” means a “pension plan,” as that term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA or the minimum funding standards of ERISA (other than a Multiemployer Pension Plan), and as to which any Borrower or any Subsidiary (including any contingent liability of any member of Borrowers’ Controlled Group) may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Perfection Certificate” means a perfection and “know your customer” certificate executed and delivered to Administrative Agent by a Loan Party.

“Permits” means, with respect to any Person, any permit, approval, clearance, consent, authorization, license, registration, accreditation, certificate, certification, certificate of need, concession, grant, franchise, variance or permission from, and any other contractual obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or products or to which such Person or any of its property or products is subject.

“Permitted Acquisition” means (i) the 4th Source Acquisition, (ii) the AgileThought Acquisition, and (iii) any Acquisition by any Borrower, where:

(a) the business or division acquired are for use, or the Person acquired (i) is engaged, in the businesses engaged in by Loan Parties and their Subsidiaries on the Original Closing Date and businesses reasonably related thereto, or any line of business that is reasonably related thereto, (ii) generated positive pro forma earnings before interest, taxes, depreciation and amortization for each of the twelve (12) calendar months preceding the Acquisition (as determined by a calculation reasonably acceptable to Administrative Agent) and (iii) is, in the case of a business or division, located in the United States or Mexico, or, in the case of a Person, organized under the laws of a state of the United States or Mexico;

(b) immediately before and after giving effect to the Acquisition, no Default or Event of Default has occurred and is continuing,

(c) no Debt or Liens are assumed or incurred, other than Specified Permitted Debt or any Permitted Liens;

(d) the aggregate consideration (cash and non-cash) to be paid by the Loan Parties (including any Debt incurred in connection therewith, the maximum amount payable in connection with any deferred purchase price obligation, including any Earn-out Obligations, and the value of any Equity Interests of any Loan Party issued to the seller in connection with that Acquisition) in connection with (i) such Acquisition (or any series of related Acquisitions) is less than $20,000,000 and (ii) all Acquisitions occurring after the Closing Date, is less than $50,000,000; provided that with respect to any Acquisition no more than $14,000,000 in cash shall be paid as the initial consideration of such Acquisition;

(e) (i) as of the last day of the most recent calendar month for which financial statements have been delivered to Administrative Agent under and in accordance with Section 10.1.2 and after giving effect to such Acquisition, the Consolidated Group is in pro forma compliance with the financial covenants set forth in Section 11.12 for the most recently concluded Computation Period (calculated as if such Acquisition had occurred on the last day of such Computation Period) as of the last day of the most recent fiscal quarter for which financial statements have been (or were required to be) delivered hereunder and calculated on a pro forma basis as if such Acquisition had been made on such day, the Total Leverage Ratio of the Consolidated Group was no greater than the Total Leverage Ratio required at such time pursuant to Section 11.12 if the numerator of such ratio required at such time was less 0.25, and (ii) after giving effect to such Acquisition, the average Liquidity over the preceding 30 day calendar period, calculated as if the Acquisition had occurred on the first day of such period, is greater than $5,000,000;

(f) in the case of the Acquisition of any Person, the board of directors or similar governing body of such Person has approved such Acquisition;

(g) not less than 10 Business Days prior to that Acquisition (or any later date approved by Administrative Agent in its discretion), Administrative Agent has received an acquisition summary with respect to the Person and/or business, division or assets to be acquired, which summary must include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12-month period for which they are available and as otherwise available), the terms and conditions, including economic terms, of the proposed Acquisition, and Borrowers’ calculation of pro forma EBITDA relating thereto, certificated by the Chief Financial Officer of the Borrower Representative and supported by a quality of earnings report reasonably satisfactory to Administrative Agent;

(h) not less than 5 calendar days prior to that Acquisition (or any later date approved by Administrative Agent in its sole discretion), Administrative Agent has received complete drafts of each material document, instrument and agreement to be executed in connection with that Acquisition together with all lien search reports and lien release letters and other documents as Administrative Agent reasonably requires to evidence the termination of Liens on the assets, business, or division to be acquired;

(i) the execution versions of all of the documents referenced in clause (h) shall not have materially changed from the drafts provided pursuant to clause (h);

(j) consents have been obtained in favor of Administrative Agent to the collateral assignment of rights and indemnities under the related Acquisition documents and opinions of counsel for the Loan Parties and (if delivered to any Loan Party) the selling party in favor of Administrative Agent have been delivered;

(k) Borrower Representative has provided Administrative Agent with pro forma forecasted balance sheets, profit and loss statements, and cash flow statements of the Consolidated Group, all prepared on a basis consistent with the historical financial statements of the Consolidated Group, subject to adjustments to reflect projected consolidated operations following the Acquisition;

(l) Borrower Representative has provided Administrative Agent with reasonable calculations evidencing that on a pro forma basis created by adding the historical combined financial statements of the Consolidated Group (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the entity to be acquired (or the historical financial statements related to the division, business or assets to be acquired) pursuant to the Acquisition, subject to adjustments to reflect projected consolidated operations following the Acquisition, the Consolidated Group is projected to be in compliance with the financial covenants set forth in Section 11.12 for each of the four Fiscal Quarters ended one year after the proposed date of consummation of that Acquisition;

(m) the provisions of Sections 10.9 have been satisfied, including, without limitation, simultaneously with the closing of such Acquisition, by having the target company (if such Acquisition is structured as a purchase of equity) or the Loan Party (if such Acquisition is structured as a purchase of assets or a merger and a Loan Party is the surviving entity) execute and deliver to Administrative Agent, at Administrative Agent’s discretion, (i) such documents necessary to grant to Administrative Agent a first priority Lien (subject only to Permitted Liens) in all of the assets of such target company or surviving company, and their respective Subsidiaries, each in form and substance satisfactory to Administrative Agent in its discretion, and (ii) an unlimited Guaranty of the Obligations, or at the option of Administrative Agent in Administrative Agent’s discretion, a joinder agreement in the form of Exhibit E in its discretion in which such target company or surviving company, and their respective Subsidiaries become, Borrowers or Loan Parties under this Agreement and assume primary, joint and several liability for the Obligations;

(n) if the Acquisition is structured as a merger, a Loan Party is the surviving entity (or if a Borrower is a party to the Acquisition, a Borrower);

(o) to the extent readily available to Borrowers, Borrower Representative has provided Administrative Agent with all other information with respect to that Acquisition as reasonably requested by Administrative Agent (including, without limitation, if reasonably requested by Administrative Agent, one or more third-party due-diligence reports and quality-of-earnings reports);

(p) such Acquisition is permitted under the Second Lien Loan Documents; and

(q) Borrower Representative delivers to Administrative Agent, no later than 5 Business Days prior to the Acquisition, a certificate signed by a Senior Officer of Borrowers and in form and substance satisfactory to Agent in its discretion stating that the Acquisition is a “Permitted Acquisition” and demonstrating compliance with the foregoing requirements.

“Permitted AgileThought Earn-out Obligations” means the AgileThought Earn-out Obligations due and payable under Section 2.08 of the AgileThought Purchase Agreement, in an aggregate amount not to exceed $28,000,000.

“Permitted Asset Disposition” (a) the sale or lease of Inventory in the ordinary course of business and dispositions of Inventory that is unmerchantable or unsaleable, in the ordinary course of business, (b) the disposition of surplus, worn-out or obsolete Equipment in the ordinary course of business, (c) the disposition of past-due Accounts in connection with the compromise, settlement or collection thereof in the ordinary course of business, (d) the disposition of cash and Cash Equivalent Investments in the ordinary course of business and for fair market value, (e) Permitted Investments and Permitted Tax Distributions, (f) the transfer of property by a Subsidiary of a Loan Party or a Loan Party to another Loan Party (other than Intermediate Holdings), (g)(i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property in the ordinary course of business, and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business, (h) the licensing of intellectual property pursuant to non-exclusive licenses entered into in the ordinary course of business and not interfering in any material respect with the ordinary course of business of the Borrowers taken as a whole, (i) the lapse, abandonment, or disposition, in the ordinary course of business, of any intellectual property rights that are no longer material to the conduct of the business of the Loan Parties, or expiration of any patent or copyright in accordance with its statutory term, (j) Permitted Factoring Dispositions; (k) any disposition of AGS Alpama Global Services UK Ltd. and any disposition of Alpama Global Services SLU (including its branch in Portugal), and (l) the sale or other disposition of other assets, in the ordinary course of business, in an aggregate amount not to exceed, for all Loan Parties and their Subsidiaries, $500,000 in any Fiscal Year.

“Permitted Debt” means Debt expressly permitted under this Agreement pursuant to Section 11.1.

“Permitted Earn-out Obligations” means, collectively, (a) all Permitted Original Earn-out Obligations, (b) all Permitted AgileThought Earn-out Obligations, and (c) all Permitted Future Earn-out Obligations.

“Permitted Earn-out Payments” means (a) the payment of all Permitted Original Earn-out Obligations that are payable solely in Equity Interests, as and when due and payable under the Acquisition documents related thereto, so long as such payment is permitted under the Second Lien Loan Documents, (b) the payment of all Permitted Original Earn-out Obligations that are payable solely in cash or cash Equivalents, as and when due and payable under the Acquisition documents related thereto, but in the case of this clause (b) solely as long as the Payment Conditions are met with respect thereto, (c) the payment of all Permitted AgileThought Earn-out Obligations that are payable solely in cash or cash Equivalents, as and when due and payable under the AgileThought Purchase Agreement, so long as such payment is permitted under the Second Lien Loan Documents and the AgileThought Seller Subordination Agreement; and (d) the payment of all Permitted Future Earn-out Obligations, as and when due and payable under the Acquisition documents related thereto, to the extent such payment is permitted under the Second Lien Loan Documents and under the Subordination Agreement entered into with respect thereto; provided that, solely with respect to the Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Extend and Entrepids, cash payments in an aggregate amount not to exceed $4,100,000 shall be deemed Permitted Earn-out Payments so long as (w) all such payments are made no later than ten Business Days after the Amendment Effective Date, (x) no Default or Event of Default shall exist both before and after giving effect to any such payments, (y) such payments are funded solely with the cash proceeds of the ~~Second Lien Debt~~second lien debt extended on the Amendment Effective Date; and (z) after giving effect to such payments, all Permitted Earn-out Obligations in respect of Extend and Entrepids shall be paid in full and terminated.

“Permitted Exitus Debt” shall mean all indebtedness incurred under the Exitus Debt Promissory Note, in a maximum aggregate amount not to exceed $3,700,000 at any time.

~~“Permitted Exitus Debt Payments” shall mean, solely as long as the Payment Conditions are met with respect thereto, the payment by the Exitus Borrower to the Exitus Debt Noteholder of (a) regularly scheduled interest payments, as and when due and payable under the Exitus Debt Promissory Note, and (b) regularly scheduled payments of principal of the Permitted Exitus Debt (for the avoidance of doubt, excluding any prepayments), as and when due and payable under the Exitus Debt Promissory Note.~~

“Permitted Exitus Debt Subordination Agreement” shall mean that certain Subordination Agreement by and between the Administrative Agent and the Exitus Debt Noteholder, as in effect on the date hereof or as amended, modified, supplemented or restated in accordance therewith.

“Permitted Factoring Dispositions” means, so long as permitted under the Second Lien Loan Documents, the disposition of Accounts via a factoring arrangement to any Person that is not an Affiliate of any Loan Party or Subsidiary thereof, in the ordinary course of business and consistent with past practices, so long as the aggregate face value of all such Accounts that have been so factored and not been paid by the account debtor thereof shall not exceed, for all Loan Parties and their Subsidiaries, $500,000 at any one time outstanding.

“Permitted Future Earn-out Obligations” means, collectively, the aggregate outstanding amount of all Earn-out Obligations incurred after the Closing Date (other than, for avoidance of doubt, the Permitted Original Earn-out Obligations and the Permitted Agile Earn-out Obligations), whether payable in Equity Interests or cash or Cash Equivalents, so long as (a) such Earn-out Obligations constitute Subordinated Debt subject to a Subordination Agreement, (b) such Earn-out Obligations are permitted under the Second Lien Loan Documents, and (c) the aggregate amount of such Earn-out Obligations payable in cash or Cash Equivalent Investments does not exceed (i) $6,000,000 in connection with any single Acquisition (or series of related Acquisitions) and (ii) $15,000,000 for all Acquisitions after the Closing Date.

“Permitted Holders” means (i~~) TP SOFOM Fideicomiso No. PF/206, (ii~~) Macfran S.A. de C.V., (~~iii~~ii) Invertis, SA de CV, (~~iv) AGS Group, LLC, (v) Fideicomiso No. F/17938-6 entered with Banco Credit Suisse (México), S.A., Institución de Banca Múltiple, Grupo Financiero Credit Suisse (México), (vi) Fideicomiso No. F/173183 Nexxus entered with~~iii) Diego Zavala (iv) Mauricio Rioseco, (v) Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17938-6 (Credit Suisse), (vi) Banco Nacional de México, S.A. ~~integrante del~~, Member of Grupo Financiero ~~Citibanamex, División Fiduciaria, (vii~~Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17937-8 (Credit Suisse), , (vii) Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the irrevocable trust for the issuance of senior bonds No. F/173183 (Nexxus), (viii) Nexxus Capital Private Equity Fund, VI, LP, (~~viii~~ix) Mauricio Garduño González Elizondo, (~~ix~~x) Rodrigo Franco Hernández, (~~x) Search Services~~xi) MZM Estrategia, S.A.P.I. de C.V., (~~xi) Carlos~~xii) Isabelle Richard, (xiii) Georgina Rojas ~~Mota Velasco~~Aboumrad, (~~xii~~xiv) Alejandro Rojas Domene ~~and~~, (~~xiii~~xv) Miguel Angel Ambrosi Herrera~~.~~, (xvi) Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero acting as trustee pursuant to the Contrato de Fideicomiso Irrevocable de Emisión de Cert. Bursátiles Fid. de Desarrollo N.F2416 (LIV Mexico Growth IV N.F2416) and (xvii) LIV Mexico Growth Fund IV, L.P.

“Permitted Investment” means any investment permitted under Section 11.9.

“Permitted Investor Debt” shall mean all indebtedness incurred under the Investor Subordinated Debt Promissory Note, in a maximum aggregate amount not to exceed $8,000,000 at any time.

~~“Permitted Investor Debt Payments” shall mean, solely as long as the Payment Conditions are met with respect thereto, the payment to the Investor Debt Noteholder of (a) regularly scheduled interest payments, as and when due and payable under the Investor Debt Promissory Note, and (b) solely on or after January 1, 2022, regularly scheduled payments of principal of the Permitted Investor Debt (for the avoidance of doubt, excluding any prepayments), as and when due and payable under the Investor Debt Promissory Note.~~

“Permitted Investor Debt Subordination Agreement” shall mean that certain Subordination Agreement by and between the Administrative Agent and the Investor Debt Noteholder, as in effect on the date hereof or as amended, modified, supplemented or restated in accordance therewith.

“Permitted Lien” means a Lien expressly permitted under this Agreement pursuant to Section 11.2.

“Permitted Original Earn-out Obligations” means, collectively, the aggregate outstanding amount of all Earn-out Obligations incurred prior to or on the Original Closing Date (including, for avoidance of doubt, the Earn-out Obligations incurred on the Original Closing Date in connection with the 4th Source Acquisition, in an aggregate amount not to exceed $8,980,600), solely to the extent set forth on Schedule 11.1(e), whether payable in Equity Interests or cash or Cash Equivalents.

“Permitted Second Lien Debt Payments” means the “Permitted Second Lien Loan Payments,” as that term is defined in the Second Lien Intercreditor Agreement.

“Permitted Tax Distributions” means, so long as permitted under the Second Lien Loan Documents, cash dividends or cash distributions made by the Loan Parties and their Subsidiaries to Intermediate Holdings and by Intermediate Holdings to its members, in each case, to permit them (or a direct or indirect owner of such members) to pay any Tax liabilities that are attributable to the ownership or operations of the Loan Parties and their Subsidiaries.

“Person” means any natural person, corporation, partnership, trust, limited liability company, association, Governmental Authority, or any other entity, whether acting in an individual, fiduciary or other capacity.

“PPP Borrowers” means AgileThought, 4th Source, AN USA and AGS Alpama Global Services USA, LLC.

“PPP Loan Account” is defined in Section 10.14(e).

“PPP Loans” means unsecured “Paycheck Protection Program” loans in an aggregate principal amount of $9,270,009 incurred by the PPP Borrowers and advanced by (i) any Governmental Authority (including the SBA) or any other Person acting as a financial agent of a Governmental Authority or (ii) any other Person to the extent such Debt under this clause (ii) is guaranteed by a Governmental Authority (including the SBA), in each case, pursuant to the CARES Act.

“PPP Unforgiven Loans” means that amount of the PPP Loans that (x) has been determined by the lender of the PPP Loans (or the SBA) to be ineligible for forgiveness pursuant to the provisions of the CARES Act~~; provided that if such determination has not been made on or before the date that is twelve (12) months after the date of incurrence of the PPP Loans (or such longer period as may be approved in writing by Administrative Agent), the entire outstanding amount of such PPP Loans shall be deemed “PPP Unforgiven Loans” until such time as a final determination is made by the lender of the PPP Loans (and, to the extent required, the SBA)~~ or (y) is not included in any application for such forgiveness submitted in accordance with the CARES Act within the time period specified in Section 10.14(b).

“Pre-Closing Projections” means the budget delivered by Borrower Representative to Administrative Agent on or prior to the Closing Date for the period commencing on January 1, 2019 and ending on December 31, 2023, in form and substance satisfactory to Administrative Agent, in its discretion.

“Prepayment Fee” is defined in the Agent Fee Letter.

“Prime Rate” means, for any day, the rate of interest in effect for that day equal to the prime rate in the United States as reported from time to time in The Wall Street Journal (or, if such rate is not available, such other authoritative source selected by Administrative Agent in its discretion), or as Prime Rate is otherwise determined by Administrative Agent in its discretion. Administrative Agent’s determination of the Prime Rate will be conclusive, absent manifest error. Any change in the Prime Rate will take effect at the opening of business on the day of that change. In the event The Wall Street Journal (or any other authoritative source) publishes a range of “prime rates,” the Prime Rate will be the highest of the “prime rates”.

“Pro Rata Share” means:

(a) with respect to a Lender’s obligation to make Revolving Loans, participate in Letters of Credit, reimburse the Issuing Lender, and receive payments of principal, interest, fees, costs, and expenses with respect thereto (including, without limitation, with respect to all Existing Revolving Loans), (i) prior to the Revolving Commitment being terminated or reduced to zero, the percentage obtained by dividing (x) such Lender’s Revolving Commitment, by (y) the aggregate Revolving Commitment of all Lenders and (ii) from and after the time the Revolving Commitment has been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate unpaid principal amount of such Lender’s Revolving Outstandings by (y) the aggregate unpaid principal amount of all Revolving Outstandings;

(b) with respect to a Lender’s right to receive payments of interest, fees, and principal with respect to the Existing Term Loans, the percentage obtained by dividing (x) the aggregate unpaid principal amount of such Lender’s Existing Term Loans, by (y) the aggregate unpaid principal amount of all Existing Term Loans of all Lenders;

(c) with respect to a Lender’s obligation to make Closing Date Term Loans and the right to receive payments of interest, fees, and principal with respect to the Closing Date Term Loans, (i) prior to the Closing Date Term Loan Commitments being terminated or reduced to zero, the percentage obtained by dividing (x) such Lender’s Closing Date Term Loan Commitment, by (y) the aggregate Closing Date Term Loan Commitments of all Lenders, and (ii) from and after the time the Closing Date Term Loan Commitments have been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate unpaid principal amount of such Lender’s Closing Date Term Loans, by (y) the aggregate unpaid principal amount of all Closing Date Term Loans of all Lenders; and

(d) with respect to all other matters as to a particular Lender, (i) prior to the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (x) such Lender’s Revolving Commitment, plus the aggregate unpaid principal amount of such Lender’s Term Loans, plus such Lender’s Term Loan Commitment, by (y) the aggregate Revolving Commitments of all Lenders, plus the aggregate unpaid principal amount of all Term Loans of all Lenders, plus such Lender’s Term Loan Commitment, and (ii) if the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate unpaid principal amount of such Lender’s Revolving Outstandings, plus the aggregate unpaid principal amount of such Lender’s Term Loans, by (y) the aggregate unpaid principal amount of all Revolving Outstandings, plus the aggregate unpaid principal amount of all Term Loans of all Lenders.

“Proceeding” or “proceeding” means any investigation, inquiry, litigation, review, hearing, suit, claim, audit, arbitration, proceeding or action (in each case, whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

“Protective Advances” is defined in Section 14.15.

“Purchase Money Debt” means Debt (other than the Obligations) (a) that is incurred at the time of, or within 20 days following, an acquisition of Equipment, and (b) evidences the deferred purchase price thereof.

“Register” is defined in Section 15.7.

“Registration Rights Agreement” means that certain registration rights agreement with respect to the Monroe Supporting Shares by and between Ultimate Holdings and the Administrative Agent, entered into pursuant to Section 10.16, in form and substance satisfactory to the Administrative Agent in its sole discretion.

“Regulation D” means Regulation D of the FRB.

“Regulation U” means Regulation U of the FRB.

“Reimbursement Obligations” means all amounts owing by Borrowers for any drawings (including any interest thereon) under Letters of Credit.

“Related Agreements” means, collectively (a) the 4th Source Related Agreements, together with all related documents, including exhibits, annexes and schedules, and any amendments, modifications and supplements thereto, and (b) the AgileThought Related Agreements, together with all related documents, including exhibits, annexes and schedules, and any amendments, modifications and supplements thereto.

“Related Transactions” means, collectively (a) the 4th Source Related Transactions, and (b) the AgileThought Related Transactions.

“Replacement Lender” is defined in Section 8.5(b).

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued thereunder as to which the PBGC has not waived the notification requirement of Section 4043(a), or the failure of a Pension Plan to meet the minimum funding standards of Section 412 of the Code (without regard to whether the Pension Plan is a plan described in Section 4021(a)(2) of ERISA) or under Section 302 of ERISA.

“Required Lenders” means, at any time, Lenders whose Pro Rata Shares exceed 50% as determined pursuant to clause (c) of the definition of “Pro Rata Share”; provided that (a) the Pro Rata Shares held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (b) at all times there are two or fewer Lenders which are not Affiliates of each other, Required Lenders shall require all such Lenders which are (i) not Affiliates of each other and (ii) not Defaulting Lenders.

“Requirement of Law” means, with respect to any Person, the common law and any federal, state, local, foreign, multinational, or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements, or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or products or to which such Person or any of its property or products is subject, including, without limitation, all health care laws, the Sherman Act (15 U.S.C. § 1); Section 5 of the Federal Trade Commission Act (15 U.S.C. § 45); and the Clayton Act (15 U.S.C. §§ 13, 14 & 18).

“Revolving Commitment” means, as to any Lender, such Lender’s commitment to make Revolving Loans, and to issue or participate in Letters of Credit, under this Agreement. The amount of each Lender’s Revolving Commitment is set forth on Annex A. The aggregate amount of the Revolving Commitments of all Lenders as of the Closing Date is $5,000,000.

“Revolving Loan” and “Revolving Loans” are defined in Section 2.1.1, and including, for avoidance of doubt, each Existing Revolving Loan.

“Revolving Loan Note” means a promissory note substantially in the form of Exhibit A-1.

“Revolving Outstandings” means, at any time, (a) the aggregate principal amount of all outstanding Revolving Loans plus (b) the aggregate amount of all L/C Obligations.

“Sanction(s)” means any international economic sanction administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“SBA” means the U.S. Small Business Administration.

“Scheduled Term Loan Payment Amount” means an amount equal to 2.500% per annum (0.625% per calendar quarter) of the initial aggregate principal amount of all Term Loans extended hereunder (including, for avoidance of doubt, all Existing Term Loans, Closing Date Term Loans, and Incremental Term Loans) without giving effect to any mandatory or voluntary payments of principal thereon.

“SDN List” is defined in Section 9.30.

“SEC” means the Securities and Exchange Commission or any other Governmental Authority succeeding to any of the principal functions thereof.

“Second Lien Agent” means Glas USA LLC.

“Second Lien Debt” means all Debt owed to the Second Lien Lenders pursuant to the Second Lien Loan Documents, in an amount not to exceed the sum of: $~~29,100,000~~25,000,000; plus the aggregate amount of interest on such Second Lien Debt that has been capitalized or accrued in accordance with the terms of the Second Lien Loan Documents.

“Second Lien Equity Interests” means ~~(a)~~ the right in Article 18 of the Second Lien Loan Agreement that Second Lien Lenders have to convert Second Lien Debt into ~~common shares of Ultimate Holdings, and (b) subject to the approval of the Administrative Agent (not to be unreasonably withheld), in lieu of such right in the Second Lien Loan Agreement, warrants or other Equity Interests that may be agreed between Second Lien Lenders and Ultimate Holdings exercisable for~~ common shares of Ultimate Holdings.

“Second Lien Intercreditor Agreement” means the Subordination and Intercreditor Agreement ~~of even date herewith~~dated as of the Tenth Amendment Effective Date between the Administrative Agent and the Second Lien Agent, as may be amended, modified, supplemented, or restated from time to time in accordance therewith.

“Second Lien Lenders” means, collectively, the various financial institutions party to the Second Lien Loan Agreement as lenders.

“Second Lien Loan Agreement” means that certain Credit Agreement ~~dated as of the Closing Date~~to be entered into by and among Ultimate Holdings, AN Extend, Intermediate Holdings, certain other Loan Parties party thereto, the Second Lien Agent, and the Second Lien Lenders, ~~as in effect on the Closing Date~~ or as may be amended, modified, supplemented, or restated from time to time in accordance with this Agreement and the CS Intercreditor Agreement, as in effect on the date of its initial execution.

“Second Lien Loan Documents” means, collectively, the Second Lien Loan Agreement and each of the other agreements, instruments and other documents with respect to the Second Lien Debt, all as in effect on the date ~~hereof~~of their initial execution or as may be amended, modified, supplemented, or restated from time to time in accordance with this Agreement and the Second Lien Intercreditor Agreement.

“Segregated Account” means the account maintained by the trustee under the Faktos/Facultas Trust Documents at Banco Invex, S.A. de C.V., which account secures the obligation to make certain earn-out payments in connection with the acquisition of Faktos INC, S.A.P.I. de C.V. and Facultas Analytics, S.A.P.I. de C.V.

“Senior Officer” means, with respect to any Loan Party, any of the president, chief executive officer, the chief financial officer, or the treasurer of that Loan Party.

“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of July 26, 2021.

~~“SPAC Transaction” means a direct or indirect sale, merger, reorganization, recapitalization or other business combination or similar transaction by Ultimate Holdings to or with a special purpose acquisition corporation or Affiliate (the “SPAC”) thereof pursuant to bona fide definitive documentation that contains commercially reasonable terms (including, without limitation, reasonable closing conditions).~~

“Specified Mexican Receivables” means the accounts receivables set forth on Schedule 1.1(b), which will be pledged under Mexican Pledge Without Transfer of Possession Agreement.

“Specified Permitted Debt” means any Permitted Debt permitted under the Second Lien Loan Documents and under Section 11.1, other than Permitted Debt permitted under Sections 11.1(f) or (o).

“Specified Permitted Investment” means any Permitted Investment permitted under Section 11.9(a), (c), (d), (f), (g), or (k).

“Stated Amount” means, with respect to any Letter of Credit at any date of determination, the maximum aggregate amount available for drawing thereunder under any and all circumstances.

“Subordinated Debt” means, collectively, any Debt of Loan Parties and their Subsidiaries which is (i) in the case of the Permitted Exitus Debt only, unsecured or secured by the Apartment located at Calle Lorenzo de la Hidalga No. 40 Torre A-12, Colonia Tlaxala of the real estate development called Bosques de Santa Fe, Alcaldía Cuajimalpa de Morelos, Mexico City and (ii) subject to a Subordination Agreement, including, without limitation, the Permitted Investor Debt ~~and~~, Permitted Exitus Debt and the Second Lien Debt.

“Subordination Agreement” means, collectively, (a) the Permitted Investor Debt Subordination Agreement, (b) the Permitted Exitus Debt Subordination Agreement, (c) the subordination terms and covenants set forth in the Master Intercompany Note, (d) the Second Lien Intercreditor Agreement and (~~d~~e) any other subordination agreement or terms and covenants set forth in documents evidencing Subordinated Debt that are executed by a holder of Subordinated Debt in favor of Administrative Agent and the Lenders from time to time on or after the Closing Date, in the cases of clauses (a) , (b), (c) ~~and~~ (d) and (e) in form and substance and on terms and conditions satisfactory to Administrative Agent in its discretion

“Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, outstanding Equity Interests having more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context clearly otherwise requires, each reference to Subsidiaries in this Agreement refers to Subsidiaries (including, for avoidance of doubt, Excluded Foreign Subsidiaries) of the Loan Parties.

“Swap Obligation” means, with respect to a Loan Party, its obligations under a Hedging Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenth Amendment” means that certain Tenth Amendment to Amended and Restated Credit Agreement dated as of the Tenth Amendment Effective Date.

“Tenth Amendment Effective Date” means November 15, 2021.

“Tenth Amendment Fee Letter” means the fee letter dated as of the Tenth Amendment Effective Date between the Loan Parties and Administrative Agent.

“Term Lender” means a Lender that has a Term Loan Commitment or that has an outstanding Term Loan.

“Term Loan Commitment” means, as to any Lender, such Lender’s commitment to make Term Loans under any of the Existing Loan Documents or this Agreement (including, without limitation, such Lender’s Closing Date Term Loan Commitment). All term loan commitments under any of the Existing Loan Documents have expired prior to the Closing Date. The amount of each Lender’s Term Loan Commitment as of the Closing Date is set forth on Annex A. The aggregate amount of the Term Loan Commitments of all Lenders as of the Closing Date is $23,000,000.

“Term Loan Maturity Date” means the earlier of (a) November 10, 2023 or (b) the Termination Date.

“Term Loans” means, collectively (a) the Existing Term Loans, (b) the Closing Date Term Loans, and (c) any Incremental Term Loans. “Term Loan” shall have a correlative meaning.

“Termination Date” means the earlier to occur of (a) the Term Loan Maturity Date, or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

“Termination Event” means, with respect to a Pension Plan that is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of any Loan Party or any other member of its Controlled Group from such Pension Plan during a plan year in which any Borrower or any other member of the Controlled Group was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Pension Plan, the filing of a notice of intent to terminate the Pension Plan or the treatment of an amendment of such Pension Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Pension Plan or (e) any event or condition that might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Pension Plan.

“Third Amendment” means that certain Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2021, by and among the, Borrowers, the Holdings Companies, the Lenders party thereto, and the Administrative Agent.

“Total Debt” means, on any date of determination, all Debt of the Consolidated Group on such day, determined on a consolidated basis in accordance with GAAP, but excluding (a) contingent obligations thereof in respect of Contingent Liabilities (except to the extent constituting (i) Contingent Liabilities thereof in respect of Debt of a Person other than any Loan Party, or (ii) Contingent Liabilities thereof in respect of undrawn letters of credit), (b) any Hedging Obligations thereof, (c) Debt of any Borrower to any other Borrower, to the extent subordinated to the Obligations pursuant to the Master Intercompany Note, (d) for avoidance of doubt, Permitted Earn-out Obligations to the extent that the amount thereof is not yet due and payable, and (e) the Second Lien Debt so long as such Debt is subject to the Second Lien Intercreditor Agreement and the outstanding principal amount of such Debt does not, in the aggregate for all Loan Parties and their Subsidiaries, exceed $~~29,100,000~~25,000,000 at any time plus the aggregate amount of interest on such Second Lien Debt that has been capitalized or accrued in accordance with the terms of the Second Lien Loan Documents.

“Total Leverage Ratio” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP as of the last day of any Computation Period, the ratio of (a) Total Debt (excluding any of the Permitted Investor Debt, Permitted Exitus Debt, Permitted Earn-out Obligations and any amendment fees payable for the account of the Lenders (including the Fifth Amendment Fee)) thereof as of such day, to (b) EBITDA thereof for the Computation Period ending on such day; provided that solely for purposes of calculating the Total Leverage Ratio for all purposes other than determining compliance with Section 10.19(ii), as of (x) December 31, 2021, (y) March 31, 2022 and (z) June 30, 2022, the amount of Total Debt used in such calculation shall be reduced by an amount equal to the market value of the Monroe Supporting Shares as of such date. Notwithstanding anything to the contrary herein, solely for the purposes of determining compliance with Section 11.12.2, “Total Debt” shall not include any amount of the PPP Loans other than PPP Unforgiven Loans.

“Total Plan Liability” means, at any time, the present value of all vested and unvested accrued benefits under all Pension Plans, determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Ultimate Holdings” is defined in the preamble to this Agreement.

“Unfunded Liability” means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Pension Plans exceeds the fair market value of all assets allocable to those benefits, all determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

“United States” and “U.S.” mean the United States of America.

“Unused Fee” is defined in Section 5.1.

“Unused Fee Rate” means 0.50% per annum.

“Unused Revolving Commitment Fee” is defined in Section 5.1.

“Warrants” means (a) the warrants issued by LIVK in connection with its initial public offering of units (the ~~“~~"IPO~~”~~") to buyers of its units in the IPO and (b) the warrants issued by LIVK to its sponsor, LIV Capital Acquisition Sponsor, L.P., in a private placement occurring substantially concurrently with the IPO, substantially in the form attached as Exhibit A to the Fourth Amendment~~.~~

“Wholly-Owned Subsidiary” means, as to any Person, a Subsidiary all of the Equity Interests of which (except directors’ qualifying Equity Interests) are at the time directly or indirectly owned by that Person and/or another Wholly-Owned Subsidiary of that Person. Unless the context otherwise requires, each reference to Wholly-Owned Subsidiaries in this Agreement refers to Wholly-Owned Subsidiaries (including, for avoidance of doubt, Excluded Foreign Subsidiaries) of the Loan Parties.

“Withholding Certificate” is defined in Section 7.6.4.

“Working Capital” means, at any date of determination thereof with respect to any Person, the remainder (which may be a negative number) of (a) the total assets of such Person and its Subsidiaries (other than cash and Cash Equivalent Investments) which may properly be classified as current assets on a consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP minus (b) the total liabilities of such Person and its Subsidiaries which may properly be classified as current liabilities (other than the current portion of any Loans) on a consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2. Other Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) Section, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The term “in its discretion” means “in its sole and absolute discretion.” The term “including” is not limiting and means “including without limitation.”

(d) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.”

(e) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

(f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

(g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Administrative Agent, Loan Parties, the Lenders and the other parties hereto and thereto and are the products of all parties. Accordingly, they shall not be construed against Administrative Agent or the Lenders merely because of Administrative Agent’s or Lenders’ involvement in their preparation.

(h) If any delivery due date specified in Section 10.1 for the delivery of reports, certificates and other information required to be delivered pursuant to Section 10.1 falls on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day.

(i) A Default or Event of Default will be deemed to have occurred and exist at all times during the period commencing on the date that Default or Event of Default occurs to the date on which that Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement, and an Event of Default will “continue” or be “continuing” until that Event of Default has been waived in writing by the Required Lenders.

1.3. Accounting and Other Terms.

(a) Unless otherwise expressly provided in this Agreement, each accounting term used in this Agreement has the meaning given it under GAAP applied on a basis consistent with those used in preparing the financial statements and using the same inventory valuation method as used in the financial statements, except for any change required or permitted by GAAP if Borrowers’ certified public accountants concur in that change, the change is disclosed to Administrative Agent, and Section 11.12 is amended in a manner satisfactory to Administrative Agent to take into account the effects of the change; provided that, for purposes of any Fiscal Quarter ending on or prior to December 31, 2018, all such accounting terms shall have the meanings given to them under International Financial Reporting Standards, and all financial statements for any period ending on or prior to December 31, 2018 (other than the audited financial statements for the Fiscal Year ended December 31, 2018) will be prepared in accordance with International Financial Reporting Standards. All financial statements delivered pursuant to this Agreement shall be prepared in the English language and Dollars.

(b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and any of the Borrowers, the Administrative Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower Representative on behalf of the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders). Notwithstanding anything to the contrary contained in this paragraph or the definition of “Capital Lease,” or “Capital Lease Obligations” in the event of an accounting change requiring all leases to be capitalized, only those leases (assuming for purposes hereof that they were in existence on the date hereof) that would constitute Capital Leases or Capital Lease Obligations in accordance with GAAP on December 31, 2018 shall be considered Capital Leases or Capital Lease Obligations, as applicable, and all calculations and deliverables under this Agreement or any other Loan Document shall be made in accordance therewith; provided, that, for the avoidance of doubt, all leases entered into after the date hereof shall be capitalized, except to the extent that any such lease is a renewal, extension or replacement of any lease entered into or prior to the date hereof.

(c) All terms used in this Agreement which are defined in Article 8 or Article 9 of the UCC and which are not otherwise defined in this Agreement have the same meanings in this Agreement as set forth therein, except that terms used in this Agreement which are defined in the UCC as in effect in the State of New York on the date of this Agreement will continue to have the same meaning notwithstanding any replacement or amendment of that statute except as Administrative Agent may otherwise determine

SECTION 2: COMMITMENTS OF THE LENDERS; BORROWING PROCEDURES.

2.1. Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make Loans to Borrowers as follows:

2.1.1 Revolving Commitment. Pursuant to the Existing Loan Documents, the Lenders have previously made the Existing Revolving Loans to the Borrowers. As of the Closing Date, the aggregate balance of the Existing Revolving Loans is $1,500,000.00. Each Lender with a Revolving Commitment agrees to continue to make loans to Borrowers on a revolving basis (each, including, for avoidance of doubt, each Existing Revolving Loan, a “Revolving Loan” and all such loans, collectively, the “Revolving Loans”) from time to time until the Termination Date in an amount equal to such Lender’s Pro Rata Share of the aggregate amounts that Borrower Representative requests from all Lenders; provided that the aggregate amount of all Revolving Outstandings shall not at any time exceed the aggregate Revolving Commitments of all Lenders. Within the limits of each Lender’s Revolving Commitments, the Borrowers shall be entitled to borrow, prepay and re-borrow Revolving Loans in accordance with the terms and conditions of this Agreement; provided that the Borrowers shall not be entitled to borrow or re-borrow Revolving Loans from and after the Tenth Amendment Effective Date. The Revolving Commitments of all Lenders shall expire on the Termination Date.

2.1.2 Term Loan Commitments.

(a) Existing Term Loans. Prior to the Closing Date, the Existing Term Loans were made to the Borrowers pursuant to the Existing Loan Documents. As of the Closing Date (prior to giving effect to the funding of the loans on the Closing Date and the use of the proceeds thereof), the aggregate balance of the Existing Term Loans is $74,062,500.00. All term loan commitments under any of the Existing Loan Documents have expired prior to the Closing Date.

(b) Closing Date Term Loans. Each Lender with a Closing Date Term Loan Commitment agrees to make a Term Loan to Borrowers on the Closing Date (each such loan, a “Closing Date Term Loan,” and, collectively with each other Closing Date Term Loan, the “Closing Date Term Loans”) in such Lender’s Pro Rata Share of the aggregate Closing Date Term Loan Commitments of all Lenders. Immediately upon the making of such Term Loans on the Closing Date, the Closing Date Term Loan Commitments shall be reduced to zero and terminated.

(c) Incremental Term Loans. Any Incremental Term Loans shall be borrowed pursuant to and in accordance with Section 2.7.

(d) Repayments. Amounts repaid with respect to any of the Term Loans (including, without limitation, any of the Existing Term Loans, Closing Date Term Loans, or Incremental Term Loans) may not be reborrowed.

2.1.3 L/C Commitment. Subject to Section 2.3.1, each Issuing Lender agrees to issue letters of credit, in each case containing terms and conditions that are permitted by this Agreement and reasonably satisfactory to that Issuing Lender (each, a “Letter of Credit”), at the request of Borrower Representative and for the account of Borrowers from time to time before the scheduled Termination Date and, as more fully set forth in Section 2.3.2, each Lender with a Revolving Commitment agrees to purchase a participation in each such Letter of Credit, but (a) the aggregate Stated Amount of all Letters of Credit may not at any time exceed $0.

2.1.4 No Novation. It is the intent of the parties hereto that the execution and delivery of this Agreement and the other Loan Documents shall not effectuate a novation of any of the Existing Loan Documents, or a release or discharge of any of the Existing Loans or the other Existing Obligations or any of the Existing Collateral or any other Collateral, but rather a substitution of certain of the terms governing the payment and performance of such obligations and indebtedness.

2.2. Loan Procedures.

2.2.1 Various Types of Loans. Each Loan may be divided into tranches which are, either a Base Rate Loan or a LIBOR Loan (each, a “Type” of Loan), as Borrower Representative specifies in the related Notice of Borrowing pursuant to Section 2.2.2 or Notice of Conversion pursuant to Section 2.2.3. Subject to the other terms and conditions of this Agreement, Base Rate Loans and LIBOR Loans may be outstanding at the same time, but no more than three (3) different groups of Revolving Loans that are LIBOR Loans may be outstanding at any time. All borrowings, conversions, and repayments of Loans will be effected so that each Lender will have a ratable share (according to its Pro Rata Share) of all Types of Loans.

2.2.2 Borrowing Procedures.

(a) Borrower Representative shall give written notice in the form attached hereto as Exhibit G (each such written notice, a “Notice of Borrowing”) to Administrative Agent and each Lender with an applicable Commitment of each proposed borrowing not later than 10:00 A.M. (Chicago time) at least three Business Days prior to the proposed date of that borrowing (provided that such deadline may be waived in writing by Administrative Agent with the consent of all Lenders) and at least one Business Day prior to the proposed date of that borrowing (in the case of Base Rate Loans). Each such notice will be effective upon receipt by Administrative Agent, will be irrevocable, and must specify the date, amount, and Type of borrowing. On the requested borrowing date, each Lender with an applicable Commitment shall provide Administrative Agent with immediately available funds covering that Lender’s Pro Rata Share of that borrowing so long as the applicable Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to that borrowing have not been satisfied. After Administrative Agent’s receipt of the proceeds of the applicable Loans from Lenders with applicable Commitments, Administrative Agent shall make the proceeds of those Loans available to Borrowers on the applicable borrowing date by transferring to Borrowers immediately available funds equal to the proceeds received by Administrative Agent. Each borrowing shall be on a Business Day, and shall be in an aggregate amount of at least $1,000,000 and an integral multiple of $500,000. Each Lender shall, upon request of Administrative Agent, deliver to Administrative Agent a list of all Loans made by such Lender, together with all information related thereto as Administrative Agent reasonably requests. Notwithstanding any provision of this Agreement to the contrary, Borrower Representative may not request, and Lenders shall not be required to fund, (i) any borrowing of any Loan that is not a LIBOR borrowing unless, subject to and as more particularly described in Section 8, LIBOR is unavailable or unlawful, or (ii) more than four (4) borrowings of Revolving Loans in any month.

(b) Unless payment is otherwise timely made by Borrowers, the becoming due of any Obligations (whether principal, interest, fees or other charges) shall be deemed to be a request for a Base Rate borrowing of a Revolving Loan on the due date, in the amount of those Obligations. The proceeds of such Revolving Loans shall be disbursed as direct payment of the relevant Obligations. In addition, Administrative Agent may, at its option, charge when and as due any Obligations against any operating, investment or other account of any Borrower maintained with Administrative Agent or any of its Affiliates, including, without limitation, pursuant to Section 7.1.2, the Loan Account.

2.2.3 Conversion Procedures.

(a) Subject to Section 2.2.1 and to the other terms and conditions of this Agreement, Borrower Representative may, upon irrevocable written notice to the Administrative Agent in accordance with Section 2.2.3(b), elect, as of any Business Day, to convert any Loans (or any part thereof in an aggregate amount not less than $150,000 or a higher integral multiple of $50,000) into Loans of the other Type. After giving effect to any prepayment or conversion, the aggregate principal amount of LIBOR Loans must be at least $150,000 and an integral multiple of $50,000. Notwithstanding any provision of this Agreement to the contrary, Borrower Representative may not request the conversion of, and Administrative Agent and the Lenders will not be required to convert, any Loan that is LIBOR Loan into a Base Rate Loan unless, subject to and as more particularly described in Section 8, LIBOR is unavailable or unlawful.

(b) Borrower Representative shall give written notice (each such written notice, a “Notice of Conversion”) substantially in the form of Exhibit F or telephonic notice (followed immediately by a Notice of Conversion) to the Administrative Agent of each proposed conversion not later than 1:00 P.M. (Chicago time) on the proposed date of that conversion, specifying in each case:

(i) the proposed date of conversion;

(ii) the aggregate amount of Loans to be converted; and

(iii) the Type of Loans resulting from the proposed conversion.

(c) If upon the expiration of any Interest Period applicable to a Revolving Loan that is a LIBOR Loan Borrower Representative has failed to elect a new Interest Period to be applicable to that Revolving Loan, then Borrower Representative will be deemed to have elected to continue that Revolving Loan as a LIBOR Loan for another Interest Period effective on the last day of that Interest Period.

(d) Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion pursuant to this Section 2.2.3.

2.2.4 Funding Losses. In connection with each LIBOR Loan, each Borrower shall jointly and severally indemnify, defend, and hold Administrative Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Administrative Agent or any Lender as a result of the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified by Borrower Representative in a Notice of Borrowing or other notice delivered pursuant hereto (other than as a result of any failure of any Lender to make such LIBOR Loan to the extent required by this Agreement that a court of competent jurisdiction finally determines to have resulted from gross negligence, willful misconduct, or bad faith of such Lender) (such losses, costs, or expenses, “Funding Losses”). A certificate of Administrative Agent or a Lender delivered to Borrower Representative setting forth in reasonable detail any amount or amounts that Administrative Agent or such Lender is entitled to receive pursuant to this Section 2.2.3 shall be conclusive absent manifest error. Borrowers shall pay such amount to Administrative Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate.

2.3. Letter of Credit Procedures.

2.3.1 L/C Applications. Borrowers shall execute and deliver to each Issuing Lender each Master Letter of Credit Agreement from time to time in effect with respect to that Issuing Lender. Borrower Representative shall give notice to Administrative Agent and the applicable Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or any lesser number of days as Administrative Agent and that Issuing Lender agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice must be accompanied by an L/C Application, duly executed by Borrowers and in all respects satisfactory to Administrative Agent and the applicable Issuing Lender, together with all other documentation as Administrative Agent or that Issuing Lender reasonably requests in support thereof, it being understood that each L/C Application must specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of that Letter of Credit (which may not be later than the scheduled Termination Date (unless that Letter of Credit is Cash Collateralized)), and whether that Letter of Credit is to be transferable in whole or in part. Any Letter of Credit outstanding after the scheduled Termination Date that is Cash Collateralized for the benefit of an Issuing Lender will be the sole responsibility of that Issuing Lender. So long as the applicable Issuing Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to the issuance of a requested Letter of Credit have not been satisfied, that Issuing Lender shall issue such Letter of Credit on the requested issuance date. Each Issuing Lender shall promptly advise Administrative Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof, or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of any Master Letter of Credit Agreement, any L/C Application and the terms of this Agreement, the terms of this Agreement will control.

2.3.2 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the applicable Issuing Lender will be deemed to have sold and transferred to each Lender with a Revolving Commitment, and each such Lender will be deemed irrevocably and unconditionally to have purchased and received from that Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of that Lender’s Pro Rata Share, in that Letter of Credit and Borrowers’ reimbursement obligations with respect thereto. If Borrowers do not pay any reimbursement obligations when due, Borrowers will be deemed to have immediately requested that the Lenders with Revolving Commitments make a Revolving Loan in a principal amount equal to those reimbursement obligations. Administrative Agent shall promptly notify the applicable Lenders of any such deemed request and, without the necessity of compliance with the requirements of Section 2.2.2, Section 12.2, or otherwise, each such Lender shall make available to the applicable Issuing Lender its Pro Rata Share of that Revolving Loan for the account of Borrowers in satisfaction of those reimbursement obligations. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit will be deemed to be the applicable Issuing Lender’s “participation” therein. Each Issuing Lender shall, upon request of Administrative Agent or any Lender, deliver to Administrative Agent or that Lender a list of all Letters of Credit issued by that Issuing Lender, together with all information related thereto as Administrative Agent or that Lender reasonably requests.

2.3.3 Reimbursement Obligations.

(a) Borrowers hereby unconditionally and irrevocably agree to reimburse each Issuing Lender for each payment or disbursement made by such Issuing Lender under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement will bear interest from the date of that payment or disbursement to the date that the applicable Issuing Lender is reimbursed by Borrowers therefor, payable on demand, at a rate per annum equal to the interest rate applicable to Revolving Loans that are Base Rate Loans plus 2.00%. Each Issuing Lender shall notify Borrower Representative and Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided that the failure of an Issuing Lender to so notify Borrower Representative or Administrative Agent will not affect the rights of any Issuing Lender or any Lender in any manner whatsoever.

(b) Borrowers’ reimbursement obligations under this Section 2.3.3 are irrevocable and unconditional under all circumstances, including (i) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document; (ii) the existence of any claim, set-off, defense, or other right that any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Administrative Agent, the Issuing Lenders, any Lender, or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated by the Loan Documents, or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit); (iii) the validity, sufficiency, or genuineness of any document that an Issuing Lender has determined complies on its face with the terms of the applicable Letter of Credit, even if that document later proves to have been forged, fraudulent, invalid, or insufficient in any respect or any statement therein later proves to be untrue or inaccurate in any respect; or (iv) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement. Without limiting the foregoing, no action or omission whatsoever by Administrative Agent or any Lender (excluding any Lender in its capacity as an Issuing Lender) under or in connection with any Letter of Credit or any related matters will result in any liability of Administrative Agent or any Lender to any Borrower, or relieve any Borrower of any of its obligations under this Agreement to any such Person.

2.3.4 Funding by Lenders to Issuing Lender. If any Issuing Lender makes any payment or disbursement under any Letter of Credit and (a) Borrowers have not reimbursed that Issuing Lender in full for such payment or disbursement by 10:00 a.m. (Chicago time) on the date of that payment or disbursement, (b) a Revolving Loan may not be made in accordance with Section 2.3.2, or (c) any reimbursement received by that Issuing Lender from Borrowers is or must be returned or rescinded upon or during any Insolvency Proceeding or reorganization of any Borrower or otherwise, each other Lender with a Revolving Commitment shall pay to the applicable Issuing Lender, in full or partial payment of the purchase price of its participation in that Letter of Credit, that Lender’s Pro Rata Share of that payment or disbursement (but no such payment will diminish the obligations of Borrowers under Section 2.3.3), and, upon notice from that Issuing Lender, Administrative Agent shall promptly notify each other Lender thereof. Each other Lender with a Revolving Commitment irrevocably and unconditionally agrees to so pay to the applicable Issuing Lender in immediately available funds the amount of that other Lender’s Pro Rata Share of each such payment or disbursement. If and to the extent any such Lender has not made any such amount available to the applicable Issuing Lender by 2:00 p.m. (Chicago time) on the Business Day on which that Lender receives notice from Administrative Agent of that payment or disbursement (it being understood that any such notice received after noon (Chicago time) on any Business Day will be deemed to have been received on the next following Business Day), that Lender shall pay interest on that amount to the applicable Issuing Lender promptly on demand, for each day from the date that amount was to have been delivered to the applicable Issuing Lender to the date that amount is paid, at a rate per annum equal to (i) for the first three days after demand, the Federal Funds Rate from time to time in effect, and (ii) thereafter, the Base Rate from time to time in effect. Any Lender’s failure to make available to the applicable Issuing Lender its Pro Rata Share of any such payment or disbursement will not relieve any other Lender of its obligation under this Agreement to make available to the applicable Issuing Lender that other Lender’s Pro Rata Share of that payment, but no Lender will be responsible for the failure of any other Lender to make available to the applicable Issuing Lender that other Lender’s Pro Rata Share of any such payment or disbursement.

2.4. Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

2.5. Certain Conditions. No Lender shall have an obligation to make any Loan, or to permit any conversion or continuation of any LIBOR Loan (if otherwise permissible) and no Issuing Lender will have an obligation to issue any Letter of Credit, if an Event of Default or Default has occurred and is continuing.

2.6. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions will apply for so long as that Lender is a Defaulting Lender:

2.6.1 Fees will cease to accrue on the unfunded portion of the Revolving Commitment of the Defaulting Lender pursuant to Section 5.1.

2.6.2 If any Letters of Credit are outstanding at the time a Lender becomes a Defaulting Lender, then:

(a) all or any part of the Defaulting Lender’s obligation to participate in Letters of Credit will be reallocated among the non-Defaulting Lenders with Revolving Commitments in accordance with their respective Pro Rata Shares as determined pursuant to clause (a) of the definition of “Pro Rata Share,” but only to the extent (i) the sum of all non-Defaulting Lenders’ Revolving Outstandings plus that Defaulting Lender’s obligation to participate in Letters of Credit does not exceed the aggregate of all non-Defaulting Lenders’ Revolving Commitments and (ii) the conditions set forth in Section 12.2 are satisfied at that time;

(b) if the reallocation described in Section 2.6.2(a) cannot, or can only partially, be effected, Borrower shall within one Business Day following notice by Administrative Agent Cash Collateralize the Defaulting Lender’s obligation to participate in Letters of Credit (after giving effect to Section 2.6.3(iii) and any partial reallocation pursuant to Section 2.6.2(a)) in accordance with the procedures set forth in Section 2.3.1 for so long as that obligation to participate in Letters of Credit is outstanding;

(c) if Borrowers Cash Collateralize any portion of the Defaulting Lender’s obligation to participate in Letters of Credit pursuant to Section 2.6.2, Borrowers shall not be required to pay any fees to that Defaulting Lender pursuant to Section 5.5 with respect to that Defaulting Lender’s obligation to participate in Letters of Credit during the period that Defaulting Lender’s obligation to participate in Letters of Credit is Cash Collateralized;

(d) if the obligation to participate in Letters of Credit of the non-Defaulting Lenders is reallocated pursuant to Section 2.6.2, then the fees payable to the Lenders pursuant to Section 5.1 and Section 5.5 will be adjusted in accordance with the non-Defaulting Lenders’ Pro Rata Shares (as determined pursuant to clause (a) of the definition of “Pro Rata Share”); and

(e) if any Defaulting Lender’s obligation to participate in Letters of Credit is neither Cash Collateralized nor reallocated pursuant to Section 2.6.2, then, without prejudice to any rights or remedies of any Issuing Lender or any Lender under this Agreement, all letter of credit fees payable under Section 5.5 with respect to that Defaulting Lender’s obligation to participate in Letters of Credit will be payable to the applicable Issuing Lender until that Defaulting Lender’s obligation to participate in Letters of Credit is Cash Collateralized and/or reallocated

2.6.3 So long as any Lender is a Defaulting Lender, no Issuing Lender will be required to issue, amend, or increase any Letter of Credit unless that Issuing Lender is satisfied that the related exposure will be fully covered by the Commitments of the non-Defaulting Lenders with Revolving Commitments and/or Cash Collateralized in accordance with Section 2.6.2, and participating interests in any such newly issued or increased Letter of Credit will be allocated among non-Defaulting Lenders in a manner consistent with Section 2.6.2(a) (and Defaulting Lenders will not participate therein). Any amount payable to a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, or otherwise and including any amount that would otherwise be payable to that Defaulting Lender pursuant to Section 7.5 but excluding Section 8) will, in lieu of being distributed to that Defaulting Lender, be retained by Administrative Agent and, subject to any applicable requirements of law, be applied as follows at such time or times as Administrative Agent determines: (i) first, to the payment of any amounts owing by that Defaulting Lender to Administrative Agent under this Agreement; (ii) second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender hereunder; (iii) third, to Cash Collateralize the Defaulting Lender’s obligation to participate in Letters of Credit in accordance with Section 2.6.2, (iv) fourth, pro rata, to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; (v) fifth, if so determined by Administrative Agent and Borrowers, held as cash collateral for future funding obligations of the Defaulting Lender under this Agreement; (vi) sixth, pro rata, to the payment of any amounts owing to Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Borrower or any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and (vii) seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction. If any such payment is a prepayment of the principal amount of any Loans and made at a time when the conditions set forth in Section 12.2 are satisfied, then that payment will be applied solely to prepay the Loans of all Lenders that are not Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans of any Defaulting Lender.

2.6.4 If Administrative Agent, Borrowers, and the applicable Issuing Lender(s) each agrees that a Defaulting Lender has adequately remedied all matters that caused that Lender to be a Defaulting Lender, then the obligations to participate in Letters of Credit of the Lenders will be readjusted to reflect the inclusion of that Lender’s Commitment and on that date that Lender shall purchase at par such of the Loans of the other Lenders as Administrative Agent determines is necessary in order for that Lender to hold those Loans in accordance with its Pro Rata Share (as determined pursuant to clause (a) of the definition of “Pro Rata Share”). No Defaulting Lender will have any right to approve or disapprove any amendment, waiver, consent, or any other action the Lenders or the Required Lenders have taken or may take under this Agreement (including any consent to any amendment or waiver pursuant to Section 15.1) but any waiver, amendment, or modification requiring the consent of all Lenders or each directly affected Lender that affects a Defaulting Lender differently than other affected Lenders will require the consent of that Defaulting Lender.

2.7. Increase In Term Loan Commitments.

2.7.1 Borrower Representative, on behalf of Borrowers, may request an increase in Term Loan Commitments from existing Term Lenders from time to time upon not less than 15 days’ notice to Administrative Agent, as long as (a) the requested increase or new tranche is offered on the same terms as the existing Term Loan Commitments, except for a closing fee to be agreed upon between Administrative Agent in its discretion and Borrowers, and such new Term Loan Commitments shall be available at any time prior to the Term Loan Maturity Date, (b) total increases under this Section 2.7 do not exceed $50,000,000, (c) such Term Loan is issued in connection with such increase or new tranche are utilized in accordance with Section 10.6, (d) as of the last day of the most recent calendar month for which financial statements have been (or were required to be) delivered hereunder and calculated on a pro forma basis, the Total Leverage Ratio of the Consolidated Group was no greater than 3.50:1.00, (e) such increase is permitted under the Second Lien Loan Documents, and (f) Administrative Agent consents, in its discretion, to such increase at the time of the request thereof. Such Term Loans extended pursuant to this Section 2.7 shall be referred to as “Incremental Term Loans”.

2.7.2 Upon satisfaction of the criteria set forth in Section 2.7.1, Administrative Agent shall promptly notify Term Lenders of the requested increase and, within 2 Business Days thereafter, each Term Lender shall notify Administrative Agent if and to what extent such Term Lender commits to increase its Term Loan Commitment. Any Term Lender not responding within such period shall be deemed to have declined an increase. Administrative Agent may allocate, in its discretion, the increased Term Loan Commitments among committing Term Lenders. Total Term Loan Commitments shall be increased by the requested amount (or such lesser amount committed) on a date agreed upon by Administrative Agent and Borrower Representative; provided that the conditions set forth in Sections 12.2 and 12.3 are satisfied at such time. Administrative Agent, Borrowers, and the existing Term Lenders making new Term Loans shall execute and deliver such customary documents and agreements as Administrative Agent deems reasonably appropriate to evidence the increase in and allocations of Term Loan Commitments. On the effective date of an increase, the outstanding Term Loans and other exposures under the Term Loan Commitments shall be reallocated among Term Lenders, and settled by Administrative Agent as necessary, in accordance with Term Lenders’ adjusted shares of such Term Loan Commitments.

2.7.3 Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Loan Parties, each Lender agreeing to provide such Commitment, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.7 (including, without limitation, to preserve “fungibility” or to add premiums in respect of existing Term Loans in connection with an increase to such Term Loans).

SECTION 3: EVIDENCING OF LOANS.

3.1. Notes. At a Lender’s request, (a) the Revolving Loans of that Lender may be evidenced by a Note, with appropriate insertions, payable to the order of that Lender in a face principal amount equal to the amount of that Lender’s Revolving Commitment, (b) the Closing Date Term Loans of that Lender may be evidenced by a Note, with appropriate insertions, payable to the order of that Lender in a face principal amount equal to the principal amount of that Lender’s Closing Date Term Loans, and (c) the Incremental Term Loans of that Lender may be evidenced by a Note, with appropriate insertions, payable to the order of that Lender in a face principal amount equal to the sum of that Lender’s Incremental Term Loans.

3.2. Recordkeeping. Administrative Agent, on behalf of each Lender, shall record in its records, the date and amount of each Loan made by each Lender and each repayment or conversion (if permissible) thereof. The aggregate unpaid principal amount so recorded will be rebuttably presumptive evidence of the principal amount of the Loans owing and unpaid. The failure to so record any such amount or any error in so recording any such amount will not, however, limit or otherwise affect the Obligations of Borrowers under this Agreement or under any Note to repay the principal amount of the Loans under this Agreement, together with all interest accruing thereon.

SECTION 4: INTEREST.

4.1. Interest Rates. Each Borrower jointly and severally agrees to pay interest on the unpaid principal amount of each Loan for the period commencing on the date that Loan is made until that Loan is paid in full as follows:

4.1.1 Revolving Loans.

(a) at all times while a Revolving Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Applicable Margin; and

(b) at all times while a Revolving Loan is a LIBOR Loan, at a rate per annum equal to the sum of the LIBOR Rate from time to time in effect plus the Applicable Margin.

4.1.2 Term Loans.

(a) at all times while a Term Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Applicable Margin; and

(b) at all times while a Term Loan is a LIBOR Loan, at a rate per annum equal to the sum of the LIBOR Rate from time to time in effect plus the Applicable Margin.

Notwithstanding the foregoing, at any time an Event of Default exists, the interest rate applicable to each Loan will be increased by 2% during the existence of an Event of Default (and, in the case of Obligations not bearing interest, those Obligations will, during the existence of an Event of Default, bear interest at the highest interest rate applicable to the Loans plus 2%), but any such increase may be rescinded by Required Lenders, notwithstanding Section 15.1. Notwithstanding the foregoing, upon the occurrence of an Event of Default under Sections 13.1.1 or 13.1.4, the increase provided for in this Section 4.1 will occur automatically. In no event will interest payable by Borrowers to any Lender under this Agreement exceed the maximum rate permitted under applicable law, and if any such provision of this Agreement is in contravention of any such law, then that provision will be deemed modified to limit that interest to the maximum rate permitted under that law.

4.2. Interest Payment Dates. Accrued interest on each Base Rate Loan and each LIBOR Loan shall be payable in arrears on the last Business Day of each calendar month, upon a prepayment of such Loan, and on the date on which all or any portion of the Obligations are accelerated, and at maturity. After maturity, and at any time an Event of Default exists, accrued interest on all Loans shall be payable on demand. Each Borrower hereby authorizes Administrative Agent to, and Administrative Agent may, from time to time charge the Loan Account pursuant to Section 7.1.2 with the amount of any interest payment due under this Agreement.

4.3. Setting and Notice of LIBOR Rates. The LIBOR Rate for each Interest Period will be determined by Administrative Agent. Each determination of the applicable LIBOR Rate by Administrative Agent will be conclusive and binding upon the parties to this Agreement, absent manifest error.

4.4. Computation of Interest. Interest will be computed for the actual number of days elapsed on the basis of a year of (a) 360 days for interest calculated at the LIBOR Rate and (b) 365/366 days for interest calculated at the Base Rate. The applicable interest rate for each Base Rate Loan will change simultaneously with each change in the Base Rate and the applicable interest rate for each LIBOR Loan will change simultaneously with each change in the LIBOR Rate.

4.5. Intent to Limit Charges to Maximum Lawful Rate. In no event will any interest rate payable under this Agreement (including, without limitation, under Section 4.1 plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction, in a final determination, deems applicable. Borrowers and the Lenders, in executing and delivering this Agreement, intend legally to agree upon the rates of interest and manner of payment stated within this Agreement; provided that, notwithstanding any provision of this Agreement to the contrary, if any such rate of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, each Borrower is and will be liable only for the payment of such maximum amount as is allowed by law, and payment received from such Borrower in excess of such legal maximum, whenever received, will be applied to reduce the principal balance of the Obligations to the extent of that excess.

SECTION 5: FEES.

5.1. Unused Fee. Borrowers shall pay to Administrative Agent for the account of each Lender with a Revolving Commitment (except as provided in Section 2.6) an unused fee (the “Unused Fee”), for the period from the Closing Date to the Termination Date, at the Unused Fee Rate in effect from time to time of that Lender’s Pro Rata Share (as adjusted from time to time) of the average daily unused amount of the Revolving Commitments. For purposes of calculating usage under this Section 5.1, the Revolving Commitments will be deemed used to the extent of Revolving Outstandings. Such Unused Fees shall be payable in arrears on the last Business Day of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2018 and on the Termination Date for any period then ending for which such Unused Fees shall not have previously been paid. The Unused Fees shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

5.2. [Intentionally Omitted].

5.3. Fee Letters. All fees due and payable under the Existing Fee Letter and the Agent Fee Letter have been paid in full, and were fully earned prior to the ~~Closing~~Tenth Amendment Effective Date and are non-refundable on or after the ~~Closing~~Tenth Amendment Effective Date. On the ~~Closing~~Tenth Amendment Effective Date, each Borrower jointly and severally agrees to pay to the Administrative Agent all such fees as are mutually agreed to from time to time by Borrowers and Administrative Agent, including, without limitation, the fees set forth in the ~~Agent~~Tenth Amendment Fee Letter in accordance with the terms thereof. Such fees shall be deemed fully earned ~~and non-refundable~~ as of the ~~Closing~~Tenth Amendment Effective Date.

5.4. Prepayment Fee. Without limiting the generality of Section 5.3, each Borrower jointly and severally agrees to pay to Administrative Agent, for the benefit of all applicable Lenders, each Prepayment Fee in accordance with the Agent Fee Letter.

5.5. Letter of Credit Fees.

(a) Except as provided in Section 2.6, Borrowers shall pay to Administrative Agent for the account of each Lender with a Revolving Commitment a letter of credit fee for each Letter of Credit equal to the L/C Fee Rate of that Lender’s Pro Rata Share (as adjusted from time to time) of the undrawn amount of that Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days). Unless Administrative Agent and Required Lenders otherwise consent, the rate applicable to each Letter of Credit will be increased by 2.00% at any time that an Event of Default exists. That letter of credit fee will be payable in arrears on the last day of each month and on the Termination Date (or any later date on which that Letter of Credit expires or is terminated) for the period from the date of the issuance of that Letter of Credit (or the last day on which the letter of credit fee was paid with respect thereto) to the date that payment is due or, if earlier, the date on which that Letter of Credit expired or was terminated.

(b) In addition, with respect to each Letter of Credit, except as provided in Section 2.6, Borrowers shall pay to each Issuing Lender, for its own account, (i) all fees and expenses as that Issuing Lender customarily requires in connection with the issuance, negotiation, processing, and/or administration of letters of credit in similar situations, and (ii) a letter of credit fronting fee in the amount(s) and at the time(s) agreed to by Borrower Representative and that Issuing Lender.

SECTION 6: REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS.

6.1. Reduction or Termination of the Revolving Commitment.

6.1.1 Voluntary Reduction or Termination of the Revolving Commitment.

(a) Borrowers may from time to time on at least three (3) Business Days’ prior written notice received from the Borrower Representative to Administrative Agent (which shall promptly advise each applicable Lender thereof) permanently reduce the Revolving Commitments to an amount not less than the sum of the Revolving Outstandings. Any such reduction shall be in an amount not less than $500,000.

(b) Concurrently with any reduction of the Revolving Commitments to zero, Borrowers shall pay (i) all interest on the Revolving Loans, (ii) all accrued and unpaid Unused Revolving Commitment Fees and letter of credit fees, and (iii) Cash Collateralize in full all obligations arising with respect to the Letters of Credit.

(c) Concurrently with any reduction of the Revolving Commitments to zero, Borrowers shall pay (i) all interest on the Revolving Loans, (ii) all accrued and unpaid Unused Fees, and (iii) any applicable Prepayment Fee.

6.1.2 [Intentionally Omitted].

6.1.3 All Reductions of the Revolving Commitments. All reductions of the Revolving Commitments shall reduce the Revolving Commitments ratably among the Lenders according to their respective Pro Rata Shares.

6.2. Prepayments.

6.2.1 Voluntary Prepayments. Borrowers may from time to time voluntarily prepay the Term Loans in whole or in part; provided that Borrower Representative shall give Administrative Agent (which shall promptly advise each applicable Lender thereof) notice of any such prepayment not later than 10:00 A.M. Chicago time, on the day of such prepayment (which must be a Business Day), specifying the Term Loans to be prepaid and the amount of such prepayment. Any such voluntary partial prepayment shall be in an amount equal to $500,000 or a higher integral multiple of $100,000. All prepayments of Term Loans under this Section 6.2.1 shall be accompanied by payment of (a) all accrued interest on the Term Loans (or portion thereof) being prepaid, and (b) the Prepayment Fee, if any, due with respect thereto.

6.2.2 Mandatory Prepayments.

(a) Revolving Loans. Borrowers shall immediately prepay the Revolving Loans at any time when the aggregate amount of all Revolving Outstandings exceeds the aggregate Revolving Commitments of all Lenders, to the full extent of any such excess.

(b) Term Loans. Borrowers shall make a prepayment of the Term Loans until paid in full upon the occurrence of any of the following at the following times and in the following amounts:

(i) concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any Asset Disposition (other than from a Permitted Factoring Disposition), in an amount equal to 100% of such Net Cash Proceeds;

(ii) ~~(A)~~ concurrently with the receipt by any Loan Party of any ~~other~~ issuance of Equity Interests of any Loan Party ~~(other than the issuance of Equity Interests pursuant to the LIV Equity Contribution Agreement or the SPAC Transaction)~~, in an amount equal to 100% of such Net Cash Proceeds; ~~provided that, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Senior Officer on behalf of the Borrowers to the effect that the Loan Parties intend to apply such Net Cash Proceeds (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Cash Proceeds, to consummate a Permitted Acquisition thereby, a Specified Permitted Investment thereof, or a Capital Expenditure thereby that is otherwise permitted under this Agreement, and certifying that no Event of Default has occurred and is continuing, then no such prepayment shall be required on (a) 75% of such Net Cash Proceeds in connection with any issuance of Equity Interests pursuant to an IPO, or (b) any Net Cash Proceeds in connection with any other issuance of Equity Interests of any Loan Party permitted hereunder; provided, further, that to the extent any such Net Cash Proceeds therefrom that have not been so applied by the end of such 365-day period, a prepayment shall be required in an amount equal to such Net Cash Proceeds that have not been so applied unless such 365-day period is extended by the Administrative Agent; (B) concurrently with (and in any event no later than one day after) the receipt by Ultimate Holdings or any Subsidiary or Affiliate thereof of proceeds from the LIV Equity Contribution Agreement, in an amount equal to $20,000,000; and (C) concurrently with the consummation of (and in any event no later than one day after) the SPAC Transaction, in an amount equal to 100% of the Net Cash Proceeds from the SPAC Transaction; provided that no prepayment shall be required under this clause (C) in excess of an amount that would cause the sum of (1) the Loan Parties’ and their Subsidiaries’ balance sheet cash plus (2) cash on the SPAC’s working capital balance sheet, immediately after giving effect to the SPAC Transaction and any prepayment made under this clause (C), to be less than $15,000,000;~~

(iii) concurrently with the receipt by any Loan Party of any Extraordinary Receipts, in an amount equal to 100% of such Extraordinary Receipts; provided that, in the case of any event described in clause (b) of the definition of the term “Extraordinary Receipts”, with respect to Extraordinary Receipts not to exceed $2,000,000 in the aggregate during the term of this Agreement, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Senior Officer on behalf of the Borrowers to the effect that the Loan Parties intend to apply the Extraordinary Receipts from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Extraordinary Receipts, to acquire (or replace or rebuild) real property, equipment or other tangible or intangible assets (excluding inventory but expressly including Permitted Acquisitions) to be used in the business of the Loan Parties, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this clause (iv) in respect of the Extraordinary Receipts specified in such certificate; provided, further, that to the extent any such Extraordinary Receipts therefrom that have not been so applied by the end of such 180-day period, a prepayment shall be required in an amount equal to such Extraordinary Receipts that have not been so applied unless such 180-day period is extended by the Administrative Agent;

(iv) concurrently with the receipt of any Business Interruption Proceeds, in an amount equal to 100% of such Business Interruption Proceeds; provided that, with respect to Business Interruption Proceeds not to exceed $2,000,000 in the aggregate during the term of this Agreement, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Senior Officer on behalf of the Borrowers to the effect that the Loan Parties intend to apply the Business Interruption Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Business Interruption Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible or intangible assets (excluding inventory but expressly including Permitted Acquisitions) to be used in the business of the Loan Parties or to pay operating expenses of the Loan Parties, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this clause (iv) in respect of the Extraordinary Receipts specified in such certificate; provided, further, that to the extent any such Business Interruption Proceeds therefrom that have not been so applied by the end of such 180-day period, a prepayment shall be required in an amount equal to such Business Interruption Proceeds that have not been so applied unless such 180-day period is extended by the Administrative Agent;

(v) with respect to each Fiscal Year ending on or after December 31, 2019, within the earlier of (x) one hundred twenty (120) days after the end of each Fiscal Year and (y) three (3) Business Days after Borrower Representative’s delivery of the Fiscal Year-end audited financial statements delivered pursuant to Section 10.1.1, in an amount equal to the ECF Percentage of Excess Cash Flow for such Fiscal Year;

(vi) concurrently with the receipt by any Loan Party of any Net Cash Proceeds pursuant to the issuance of the Second Lien Debt,

(1) first, in an amount equal to $4,000,000 to pay any unpaid balance of the $4,000,000 amortization payment provided for in Section 6.4.2(b), and

(2) then, $16,000,000 of the balance thereof to prepay Loans as provided in Section 6.3; and

(vii) upon each sale of any Monroe Supporting Shares, in an amount equal to 100% of the Net Cash Proceeds thereof; provided, that solely with respect to this clause (vii), the amount of direct costs of non-Affiliates relating to such issuance (including sales and underwriters’ commissions) used to determine the amount Net Cash Proceeds with respect to such sales shall not exceed $1,500,000 in the aggregate for all such sales.

6.3. Manner and Application of Prepayments. All prepayments of Term Loans under Section 6.2 shall be subject to Section 8.7 and shall be accompanied by payment of (i) all accrued interest on the Term Loans (or portion thereof) being prepaid, and (ii) any Prepayment Fee due with respect to the Term Loans (or portion thereof) being prepaid. All prepayments of the Term Loans will be applied on a pro rata basis to the Term Loans in the inverse order of maturity to the remaining installments thereof (including, without limitation, the final installment thereof) (including, without limitation, the Existing Term Loans, the Closing Date Term Loans and the Incremental Term Loans). Except as otherwise provided by this Agreement, all principal payments in respect of the Loans will be applied first to repay outstanding Base Rate Loans and then to repay outstanding LIBOR Rate Loans in direct order of Interest Period maturities.

6.4. Repayments.

6.4.1 Revolving Loans. Unless sooner paid in full, Borrowers shall pay the Revolving Loans of each Lender in full on the Termination Date.

6.4.2 Term Loans. Borrowers shall repay the aggregate outstanding principal amount of the Term Loans (including, without limitation, the Existing Term Loans, the Closing Date Term Loans, and any Incremental Term Loans) (a) in consecutive quarterly installments equal to the Scheduled Term Loan Payment Amount on the last Business Day of each of March, June, September and December commencing on September 30, 2019 (other than for the four consecutive months ending April 30, 2021 through and including July 31, 2021 (the “Modified Amortization Period”) which shall amortize as set forth in clause (b)), (b) on November ~~19,~~29, 2021, an amortization payment (reflecting amortization payments that would otherwise have been due during the Modified Amortization Period) in the amount of $4,000,000 and (c) a final installment equal to the remaining outstanding principal balance of the Term Loans, payable on the Termination Date. Unless sooner paid in full, the outstanding principal balance of the Term Loans must be paid in full on the Termination Date.

SECTION 7: MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

7.1. Making of Payments.

7.1.1 Borrowers shall make all payments of principal or interest on the Loans, and of all fees, to Administrative Agent in immediately available funds to not later than 12:00 P.M. (Chicago time) on the date due, and funds received after that time shall be deemed to have been received by Administrative Agent on the following Business Day. Borrowers shall make all payments to Administrative Agent and the Lenders without set-off, counterclaim, recoupment, deduction, or other defense. Subject to Section 2.6, Administrative Agent shall promptly remit to each Lender its share of all such payments received in collected funds by Administrative Agent for the account of such Lender. Notwithstanding the foregoing, Borrowers shall make all payments under Section 8.1 directly to the Lender entitled thereto.

7.1.2 The Lenders and the Borrowers hereby authorize Administrative Agent to, and Administrative Agent may, from time to time, charge the Loan Account of Borrowers with any amount due and payable by Loan Parties under any Loan Document. Each of the Lenders and the Loan Parties agrees that Administrative Agent may make any such charges regardless of whether any Default or Event of Default has occurred and is continuing or whether any of the conditions precedent in Section 12 have been satisfied. Any amounts charged to the Loan Account of the Borrowers (other than Protective Advances) will be deemed a Revolving Loan under this Agreement made by the applicable Lenders to the Borrowers, funded by Administrative Agent on behalf of the applicable Lenders, and subject to Section 2.1. The Administrative Agent, the Lenders and the Loan Parties confirm that any charges that Administrative Agent may so make to the Loan Account of the Borrowers as provided in this Agreement will be made as an accommodation to the Loan Parties and solely at Administrative Agent’s discretion. Administrative Agent shall from time to time upon the request of any Lender charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document to such Person.

7.2. Application of Certain Payments.

7.2.1 So long as no Default or Event of Default has occurred and is continuing, (a) payments matching specific scheduled payments then due shall be applied to those scheduled payments, and (b) voluntary and mandatory prepayments shall be applied as set forth in Sections 6.2 and 6.3.

7.2.2 Subject to any written agreement among Administrative Agent and the Lenders:

(a) all payments in respect of Reimbursement Obligations (including interest thereon), all payments of principal and interest in respect of outstanding Loans, all payments of fees, and all other payments in respect of any other Obligations, will be allocated by Administrative Agent among Administrative Agent and the Lenders, as applicable, in proportion to their respective Pro Rata Shares or otherwise as provided in this Agreement or, in respect of payments not made on account of Loans or L/C Obligations, as designated by the Person making payment when the payment is made.

(b) After the occurrence and during the continuance of an Event of Default, Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, as follows: (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to Administrative Agent and any Issuing Lender until paid in full; (ii) second, ratably to pay the Obligations in respect of any fees (other than any letter of credit fees to any Issuing Lender and any Prepayment Fee) and indemnities then due and payable to the Lenders until paid in full; (iii) third, ratably (to Administrative Agent in accordance with Administrative Agent’s outstanding Protective Advances) to pay interest then due and payable in respect of Protective Advances until paid in full; (iv) fourth, ratably (to Administrative Agent in accordance with Administrative Agent’s outstanding Protective Advances) to pay principal of the Protective Advances until paid in full; (v) fifth, letter of credit fees then due and payable to each Issuing Lender and interest then due and payable in respect of the Revolving Loans and Reimbursement Obligations until paid in full; (vi) sixth, ratably, to pay principal of the Revolving Loans and the L/C Obligations (or, to the extent those Obligations are contingent, to Cash Collateralize those Obligations) until paid in full; (vii) seventh, ratably, to pay principal of the Revolving Loans until paid in full; (viii) eighth, ratably, to pay interest then due and payable in respect of the Term Loans until paid in full; (ix) ninth, ratably to pay principal of the Term Loans until paid in full; (x) tenth, ratably to pay the Obligations in respect of any Prepayment Fee then due and payable until paid in full; and (xi) eleventh, to the ratable payment of all other Obligations (including any Bank Product Obligations) then due and payable.

(c) For purposes of Section 7.2.2(b), “paid in full” means payment in cash of all amounts owing under the Loan Documents (or, to the extent those Obligations are contingent, to Cash Collateralize those Obligations) according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after, or that would have accrued but for, the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(d) In the event of a direct conflict between the priority provisions of this Section 7.2.2 and other provisions contained in any other Loan Document, it is the intention of the parties to this Agreement that all such priority provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 7.2.2 shall control and govern.

7.3. Due Date Extension. If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day unless the result of that extension would cause such due date to occur in another calendar month, in which case such due date shall be the immediately preceding Business Day and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

7.4. Setoff. All payments made by Borrowers hereunder or under any Loan Documents shall be made without setoff, counterclaim, or other defense. Each Borrower, for itself and each other Loan Party, agrees that Administrative Agent and each Lender have all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, each Borrower, for itself and each other Loan Party, agrees that at any time any Event of Default exists, Administrative Agent and each Lender may apply to the payment of any Obligations of each Borrower and each other Loan Party under this Agreement, whether or not then due, any and all balances, credits, deposits, accounts, or moneys of each Borrower and each other Loan Party then or thereafter with Administrative Agent or that Lender.

7.5. Proration of Payments. Except as provided in Section 2.6, if any Lender obtains any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise), on account of principal of or interest on any Loan (but excluding (a) any payment pursuant to Section 8 or 15.6, (b) payments of interest on any Affected Loan or (c) its participation in any Letter of Credit) in excess of its applicable Pro Rata Share of payments and other recoveries obtained by all Lenders on account of principal of and interest on the Loans or any such participation in any Letter of Credit, then held by them, then that Lender shall purchase from the other Lenders such participations in the Loans (or subparticipations in Letters of Credit) held by them as are necessary to cause that purchasing Lender to share the excess payment or other recovery ratably with each of them, but if all or any portion of the excess payment or other recovery is thereafter recovered from that purchasing Lender, then that purchase will be rescinded and the purchase price restored to the extent of that recovery.

7.6. Taxes.

7.6.1 The Loan Parties shall make all payments under this Agreement or under any Loan Documents without setoff, counterclaim, or other defense. To the extent permitted by applicable law, all payments under this Agreement or under the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any Person will be made by the Loan Parties free and clear of and without deduction or withholding for, or account of, any Taxes now or hereafter imposed by any taxing authority.

7.6.2 If Borrowers make any payment under this Agreement or under any other Loan Document in respect of which any Borrower is required by applicable law to deduct or withhold any Indemnified Taxes, then the sum payable by such Borrower shall be increased such that after the reduction for the amount of Indemnified Taxes withheld (and any Indemnified Taxes withheld or imposed with respect to the additional payments required under this Section 7.6.2), the recipient of the payment receives an amount equal to the sum it would have received had no such withholding been made. To the extent Borrowers withhold any Taxes on payments under this Agreement or under any other Loan Document, Borrowers shall pay the full amount deducted to the relevant taxing authority within the time allowed for payment under applicable law and shall deliver to Administrative Agent within 30 days after Borrowers have made payment to that taxing authority a receipt issued by that taxing authority (or other evidence reasonably satisfactory to Administrative Agent) evidencing the payment of all amounts so required to be deducted or withheld from that payment.

7.6.3 If any Lender or Administrative Agent or other recipient is required by law to make any payments of any Indemnified Taxes on or in relation to any amounts received or receivable under this Agreement or under any other Loan Document, or any Indemnified Tax is assessed against a Lender or Administrative Agent or other recipient with respect to amounts received or receivable under this Agreement or under any other Loan Document, Borrowers will indemnify that Person against (i) that Indemnified Tax and (ii) any Indemnified Taxes imposed as a result of the receipt of the payment under this Section 7.6.3. A certificate prepared in good faith as to the amount of any such payment by that Lender or Administrative Agent or other recipient will, absent manifest error, be final, conclusive, and binding on all parties.

7.6.4 (a) To the extent permitted by applicable law, each Lender that is not a United States person within the meaning of Code Section 7701(a)(30) (a “Non-U.S. Lender”) shall deliver to Borrower Representative and Administrative Agent on or prior to the Closing Date (or in the case of a Lender that is an Assignee, on the date of the assignment to that Lender) two accurate and complete original signed copies of IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY (or any successor or other applicable form prescribed by the IRS) certifying to that Lender’s entitlement to a complete exemption from, or a reduced rate in, United States withholding tax on interest payments to be made under this Agreement or with respect to any Loan and original signed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers or the Administrative Agent to determine the withholding or deduction to be made. If a Lender that is a Non-U.S. Lender is claiming a complete exemption from withholding on interest pursuant to Code Sections 871(h) or 881(c), then that Lender shall deliver (along with two accurate and complete original signed copies of IRS Form W-8BEN or W-8BEN-E) a certificate in form and substance reasonably acceptable to Borrower Representative and Administrative Agent to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (any such certificate, a “Withholding Certificate”). In addition, each Lender that is a Non-U.S. Lender shall, from time to time after the Closing Date (or in the case of a Lender that is an Assignee, after the date of the assignment to that Lender) when a lapse in time (or change in circumstances occurs) renders the prior certificates delivered under this Agreement obsolete or inaccurate in any material respect, to the extent permitted under applicable law, deliver to Borrower Representative and Administrative Agent two new and accurate and complete original signed copies of an IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY (or any successor or other applicable forms prescribed by the IRS), and if applicable, a new Withholding Certificate, to confirm or establish the entitlement of that Lender or Administrative Agent to an exemption from, or reduction in, United States withholding tax on interest payments to be made under this Agreement or with respect to any Loan (or such Non-U.S. Lender shall otherwise promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to deliver such forms and/or Withholding Certificate).

(b) Each Lender that is not a Non-U.S. Lender shall provide two properly completed and duly executed copies of IRS Form W-9 (or any successor or other applicable form) to Borrower Representative and Administrative Agent certifying that that Lender is exempt from United States backup withholding Tax. To the extent that a form provided pursuant to this Section 7.6.4(b) is rendered obsolete or inaccurate in any material respect as result of change in circumstances with respect to the status of a Lender or Administrative Agent, then that Lender or Administrative Agent shall, to the extent permitted by applicable law, deliver to Borrower Representative and, as applicable, Administrative Agent revised forms necessary to confirm or establish the entitlement to that Lender’s exemption from United States backup withholding Tax (or such Lender or Administrative Agent shall otherwise promptly notify the Borrower Representative and, as applicable, the Administrative Agent in writing of its legal inability to deliver such forms).

(c) No Loan Party will be required to pay additional amounts to any Lender, or indemnify any Lender, under this Section 7.6 to the extent that those obligations would not have arisen but for the failure of that Lender to comply with this Section 7.6.4.

(d) Each Lender shall indemnify Administrative Agent and hold Administrative Agent harmless for the full amount of any and all present or future Taxes and related liabilities (including penalties, interest, additions to Tax and expenses, and any Taxes imposed by any jurisdiction on amounts payable to Administrative Agent under this Section 7.6 which are imposed on or with respect to principal, interest, or fees payable to that Lender under this Agreement and which are not paid by Borrowers pursuant to this Section 7.6, whether or not those Taxes or related liabilities were correctly or legally asserted. This indemnification must be made within 30 days from the date Administrative Agent makes written demand therefor.

7.6.5 If Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 7.6, then Administrative Agent or that Lender, as applicable, shall pay over that refund to the Borrowers (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 7.6 with respect to the Indemnified Taxes giving rise to that refund), net of any Taxes imposed by reason of receipt of that refund and all out-of-pocket expenses of Administrative Agent or that Lender, as applicable, and without interest (other than any interest paid by the relevant Governmental Authority with respect to that refund, which interest must be paid to the Borrowers). Upon the request of Administrative Agent or any such Lender, Borrowers shall repay any amount paid to the Borrowers (plus any penalties, interest, or other charges imposed by the relevant Governmental Authority) to Administrative Agent or that Lender in the event Administrative Agent or that Lender is required to repay any such refund to any such Governmental Authority. Nothing in this Section 7.6.5 is to be construed to require Administrative Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to any Borrower or any other Person.

7.6.6 If a payment made to a Lender under any Loan Document would be subject to U.S. federal income withholding Tax imposed by FATCA if that Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), then that Lender shall deliver to Administrative Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at any other time or times reasonably requested by Administrative Agent (or, in the case of a Participant, the Lender granting the participation) all documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and all additional documentation reasonably requested by Administrative Agent (or, in the case of a Participant, the Lender granting the participation) as is necessary for Administrative Agent or Borrowers to comply with their obligations under FATCA and to determine that that Lender has complied with that Lender’s obligations under FATCA or to determine the amount to deduct and withhold from that payment. Solely for purposes of this Section 7.6.6, “FATCA” is deemed to include any amendments made to FATCA after the date of this Agreement.

7.6.7 For purposes of this Section 7.6, the term “applicable law” includes FATCA. Each party’s obligations under this Section 7.6 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction, or discharge of all obligations under any Loan Document.

SECTION 8: INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS.

8.1. Increased Costs.

(a) If any Change in Law (i) imposes, modifies, or deems applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of the LIBOR Rate pursuant to Section 4), special deposit, or similar requirement against assets of, deposits with, or for the account of, or credit extended by, any Lender; (ii) subjects any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its LIBOR Loans, its Note(s) or its obligations to make LIBOR Loans, or (iii) imposes on any Lender any other condition (other than Taxes) affecting its LIBOR Loans, its Note(s), or its obligation to make LIBOR Loans, and the result of anything described in clauses (i) through (iii) above is to increase the cost to (or to impose a cost on) that Lender (or any LIBOR Office of that Lender) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by that Lender (or its LIBOR Office) under this Agreement or under its Note(s) with respect thereto, then upon demand by that Lender (which demand must be accompanied by a statement setting forth the basis for that demand and a calculation of the amount thereof in reasonable detail, a copy of which must be furnished to Administrative Agent), Borrowers shall pay directly to that Lender such additional amount as will compensate that Lender for that increased cost or that reduction, so long as the applicable amounts have accrued on or after the day that is 180 days prior to the date on which that Lender first made demand therefor.

(b) If any Lender reasonably determines that any change in, or the adoption or phase-in of, any applicable law, rule, or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender or any Person controlling any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on that Lender’s or that controlling Person’s capital as a consequence of that Lender’s obligations under this Agreement or under any Letter of Credit to a level below that which that Lender or that controlling Person could have achieved but for that change, adoption, phase-in, or compliance (taking into consideration that Lender’s or that controlling Person’s policies with respect to capital adequacy) by an amount deemed by that Lender or that controlling Person to be material, then from time to time, upon demand by that Lender (which demand must be accompanied by a statement setting forth the basis for that demand and a calculation of the amount thereof in reasonable detail, a copy of which must be furnished to Administrative Agent), Borrowers shall pay to that Lender that additional amount as will compensate that Lender or that controlling Person for that reduction, so long as the applicable amounts have accrued on or after the day that is 180 days prior to the date on which that Lender first made demand therefor.

8.2. Basis for Determining Interest Rate Inadequate or Unfair.

(a) Administrative Agent shall promptly notify the other parties if (i) Administrative Agent reasonably determines (which determination will be binding and conclusive on Borrowers) that by reason of circumstances affecting the interbank LIBOR market adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate, or (ii) the Required Lenders advise Administrative Agent that the LIBOR Rate as determined by Administrative Agent will not adequately and fairly reflect the cost to those Lenders of maintaining or funding LIBOR Loans (taking into account any amount to which those Lenders may be entitled under Section 8.1) or that the making or funding of LIBOR Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of those Lenders materially affects those Loans.

(b) So long as any circumstances described in a notice delivered pursuant to Section 8.2(a) continue, (i) no Lender will be required to make or convert any Base Rate Loans into LIBOR Loans, and (ii) each such Loan will, unless then repaid in full, automatically convert to a Base Rate Loan.

(c) If the circumstance described in clause (a) above and such circumstances are unlikely to be temporary, then the Administrative Agent and the Borrowers shall endeavor to establish and alternative rate of interest for the Loans that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Any such amendment shall become effective without any further action or consent of any other party to this Agreement.

8.3. Changes in Law Rendering LIBOR Loans Unlawful. If, after the date of this Agreement, any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any Governmental Authority or other regulatory body charged with the administration thereof, makes it (or in the good faith judgment of any Lender causes a substantial question as to whether it is) unlawful for any Lender to make, maintain, or fund LIBOR Loans, then that Lender shall promptly notify each of the other parties to this Agreement and, so long as those circumstances continue, (a) that Lender will not be required to make or convert any Base Rate Loan into a LIBOR Loan (but that Lender shall, subject to the other terms of this Agreement, make Base Rate Loans concurrently with the making of or conversion of Base Rate Loans into LIBOR Loans by the Lenders which are not so affected, in each case in an amount equal to the amount of LIBOR Loans which would be made or converted into by that Lender at that time in the absence of those circumstances), and (b) each such LIBOR Loan will, unless then repaid in full, automatically convert to a Base Rate Loan. Each Base Rate Loan made by a Lender which, but for the circumstances described in the foregoing sentence, would be a LIBOR Loan (an “Affected Loan”) will remain outstanding for the period corresponding to the LIBOR Loans of which that Affected Loan would be a part absent those circumstances.

8.4. Right of Lenders to Fund through Other Offices. Each Lender may, if it so elects, fulfill its commitment as to any LIBOR Loan by causing a foreign branch or Affiliate of that Lender to make that Loan, but each such Loan will be deemed to have been made by that Lender and the obligation of Borrowers to repay that Loan will be to that Lender and will be deemed held by the Lender, to the extent of that Loan, for the account of that branch or Affiliate.

8.5. Mitigation of Circumstances; Replacement of Lenders.

(a) Each Lender shall promptly notify Borrower Representative and Administrative Agent of any event of which it has knowledge that will result in, and will use reasonable commercial efforts available to it (and not, in that Lender’s sole judgment, otherwise disadvantageous to that Lender) to mitigate or avoid (i) any obligation by Borrowers to pay any amount pursuant to Sections 7.6 or 8.1 or (ii) the occurrence of any circumstances described in Sections 8.2 or 8.3 (and, if any Lender has given notice of any such event described in clauses (i) or (ii) and thereafter that event ceases to exist, that Lender shall promptly so notify Borrower Representative and Administrative Agent). Without limiting the foregoing, each Lender shall designate a different funding office if that designation will avoid (or reduce the cost to Borrowers of) any event described in clauses (i) or (ii) and that designation will not, in that Lender’s sole judgment, be otherwise disadvantageous to that Lender.

(b) If Borrowers become obligated to pay additional amounts to any Lender pursuant to Sections 7.6 or 8.1, or any Lender gives notice of the occurrence of any circumstances described in Sections 8.2 or 8.3, or any Lender becomes a Defaulting Lender, then Borrower Representative may designate another financial institution that is acceptable to Administrative Agent and any applicable Issuing Lender in their reasonable discretion (a “Replacement Lender”) to purchase the Loans of that Lender and that Lender’s rights under this Agreement, without recourse to or warranty by, or expense to, that Lender, for a purchase price equal to the outstanding principal amount of the Loans payable to that Lender plus any accrued but unpaid interest on those Loans and all accrued but unpaid fees owed to that Lender and any other amounts owed to that Lender under this Agreement and any other Loan Document, and to assume all the obligations of that Lender under this Agreement. Upon any such purchase and assumption (pursuant to an Assignment Agreement), the applicable Lender will no longer be a party to this Agreement or have any rights under this Agreement (other than rights with respect to indemnities and similar rights applicable to that Lender prior to the date of that purchase and assumption) and will be relieved from all obligations to Borrowers under this Agreement, and the Replacement Lender will succeed to the rights and obligations of that Lender under this Agreement.

8.6. Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Sections 8.1, 8.2, or 8.3 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Section 8.1, and the provisions of such Section 8.1 will survive repayment of the Obligations, cancellation of any Note(s), expiration or termination or Cash Collateralization of any Letter of Credit and termination of this Agreement.

8.7. Funding Losses. Each Borrower shall, upon demand by any Lender (which demand must be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which must be furnished to Administrative Agent), indemnify that Lender against any net loss or expense which that Lender sustains or incurs (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by that Lender to fund or maintain any LIBOR Loan), as reasonably determined by that Lender, as a result of (a) any payment, prepayment, or conversion of any LIBOR Loan of that Lender on a date other than the last day of the applicable interest period for that Loan (including any conversion pursuant to Section 8.3), and (b) any failure of any Borrower to borrow, prepay, convert, or continue any Loan on a date specified therefor in a notice of borrowing, prepayment, conversion, or continuation pursuant to this Agreement. For this purpose, all notices to Administrative Agent pursuant to this Agreement will be deemed to be irrevocable.

8.8. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender may fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder will be made as if that Lender had actually funded and maintained each LIBOR Loan during each applicable Interest Period for that Loan through the purchase of deposits having a maturity corresponding to that Interest Period and bearing an interest rate equal to the LIBOR Rate for that Interest Period.

SECTION 9: REPRESENTATIONS AND WARRANTIES.

To induce Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans and participate in Letters of Credit under this Agreement and the Issuing Lenders to issue Letters of Credit under this Agreement, Ultimate Holdings and each Loan Party represents and warrants to Administrative Agent and the Lenders, on behalf of itself and each of its Subsidiaries, that on the Original Closing Date, on the Closing Date after giving effect to the consummation of the Loan Documents and the refinancing of the Debt to be Repaid, on the Tenth Amendment Effective Date, on each date of the making of any Loan (or other extension of credit), and on any other date required in any Loan Document:

9.1. Organization. Ultimate Holdings and each Loan Party and Subsidiary thereof is validly existing and in good standing under the laws of its jurisdiction of its organization (or similar requirement in jurisdictions that do not use good standing designations), and Ultimate Holdings and each Loan Party and Subsidiary thereof is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, that qualification is required, except for any jurisdiction where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

9.2. Authorization; No Conflict.

(a) Ultimate Holdings and each Loan Party is duly authorized to execute and deliver each Loan Document to which it is a party, each Borrower is duly authorized to borrow monies under this Agreement, and Ultimate Holdings and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party.

(b) The execution, delivery, and performance by Ultimate Holdings and each Loan Party of each Loan Document to which it is a party, and the borrowings by each Borrower under this Agreement, do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval that has been obtained and is in full force and effect), (ii) conflict with (x) any provision of law, (y) the organizational documents or governing documents of Ultimate Holdings and any Loan Party, of (z) any agreement, indenture, instrument, or other document, or any judgment, order, or decree, that is binding upon Ultimate Holdings and any Loan Party or any of their respective properties, or (iii) require, or result in, the creation or imposition of any Lien on any asset of Ultimate Holdings or any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents).

9.3. Validity and Binding Nature. Each of this Agreement and each other Loan Document to which Ultimate Holdings or any Loan Party or Subsidiary thereof is a party is the legal, valid, and binding obligation of that Person, enforceable against that Person in accordance with its terms, subject to bankruptcy, insolvency, and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

9.4. Financial Condition. The audited and unaudited financial statements delivered to the Administrative Agent on or prior to the Amendment Effective Date pursuant to Section 12.1 and any annual or interim financial reports delivered to Administrative Agent following the Amendment Effective Date pursuant to Section 10.1.1 or 10.1.2, in each case (x) were prepared in accordance with GAAP or, solely with respect to for any period ending on or prior to December 31, 2018 (other than the audited financial statements for the Fiscal Year ended December 31, 2018) International Financial Reporting Standards, as the case may be (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and (y) present fairly in all material respects the consolidated financial condition of the applicable Loan Parties and their Subsidiaries as at the dates covered in the financial statements and the results of their operations for the periods then ended.

9.5. No Material Adverse Effect. Since December 31, 2018, there has been no Material Adverse Effect.

9.6. Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to each Loan Party’s knowledge, threatened against any Loan Party or Subsidiary thereof which could reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 9.6. Other than any liability incident to such litigation or proceedings, no Loan Party or Subsidiary thereof has any material contingent liabilities which (a) are not listed on Schedule 9.6, or (b) do not constitute Permitted Debt.

9.7. Ownership of Properties; Liens. Each Loan Party and Subsidiary thereof owns good title to (and, in the case of (a) real property owned in fee simple, marketable title to, or (b) in the case of leased real property, a valid leasehold interest in) all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges, and claims (including infringement claims with respect to any registered or issued patents, trademarks, service marks, and copyrights owned by that Loan Party and/or that Subsidiary), except for Permitted Liens. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to Administrative Agent.

9.8. Equity Ownership; Subsidiaries. (a) All issued and outstanding Equity Interests of each Loan Party and Subsidiary thereof are duly authorized and validly issued, fully paid and non-assessable. All issued and outstanding Equity Interests of each Loan Party and Subsidiary thereof are free and clear of all Liens, other than those in favor of Administrative Agent and the Liens of the Second Lien Agent that are subordinated pursuant to the Second Lien Intercreditor Agreement, and all such Equity Interests were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Schedule 9.8 sets forth the authorized Equity Interests of each Loan Party and Subsidiary thereof as of the Tenth Amendment Effective Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.1. Schedule 9.8 sets forth the Excluded Foreign Subsidiaries as of the Tenth Amendment Effective Date. All of the issued and outstanding Equity Interests of each Loan Party and Subsidiary thereof are owned as set forth on Schedule 9.8 as of the Tenth Amendment Effective Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.1, and all of the issued and outstanding Equity Interests of each Subsidiary thereof is, directly or indirectly, owned by Intermediate Holdings, except for the Equity Interests of Anzen Soluciones, S.A. de C.V. of which 93% are directly or indirectly owned by Intermediate Holdings. As of the Tenth Amendment Effective Date and the date of each Compliance Certificate delivered in connection with financial statements provided pursuant to Section 10.1.1, except as set forth on Schedule 9.8, there are no preemptive or other outstanding rights, options, warrants, conversion rights, or other similar agreements or understandings for the purchase or acquisition of any Equity Interests of any Loan Party or Subsidiary thereof (other than the Monroe Warrants); (b) all of the Monroe Supporting Shares have been duly authorized and reserved for issuance, and, upon issuance, will be validly issued, fully paid and non-assessable; (c) prior to issuance, the Monroe Warrants will be duly authorized and, upon delivery thereof, will represent valid and binding obligations of Ultimate Holdings, subject to bankruptcy, insolvency, and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; (d) the shares of Class A Common Stock underlying the Monroe Warrants have been duly authorized and reserved for issuance, and, upon issuance, will be validly issued, fully paid and non-assessable; and (e) prior to issuance, Ultimate Holdings will obtain approval of The Nasdaq Stock Market to list the Class A Common Stock specified in the foregoing clauses (b) – (d), subject to official notice of issuance.

9.9. Pension Plans. No Loan Party or Subsidiary thereof sponsors or maintains, and no Loan Party or Subsidiary thereof (or other member of the Controlled Group) has any liability with respect to a Pension Plan or a Multiemployer Pension Plan. In the event any Loan Party or Subsidiary thereof (or other member of the Controlled Group) sponsors, maintains or has any liability with respect to a Pension Plan or a Multiemployer Pension Plan, then:

(a) The Unfunded Liability of all Pension Plans does not in the aggregate exceed twenty percent of the Total Plan Liability for all such Pension Plans. Each Pension Plan complies in all material respects with all applicable requirements of law and regulations. No contribution failure under Section 430 of the Code, Section 303 of ERISA or the terms of any Pension Plan has occurred with respect to any Pension Plan, sufficient to give rise to a Lien under Section 303(k) of ERISA, or otherwise to have a Material Adverse Effect. There are no pending or, to the knowledge of each Loan Party and Subsidiary thereof, threatened, claims, actions, investigations or lawsuits against any Pension Plan, any fiduciary of any Pension Plan, or any Loan Party or Subsidiary thereof (or other member of the Controlled Group) with respect to a Pension Plan or a Multiemployer Pension Plan which could reasonably be expected to have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof (or other member of the Controlled Group) has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Pension Plan or Multiemployer Pension Plan which would subject that Person to any material liability. Within the past five years, no Loan Party nor any Subsidiary thereof (nor any other member of the Controlled Group) has engaged in a transaction which resulted in a Pension Plan with an Unfunded Liability being transferred out of the Controlled Group, which could reasonably be expected to have a Material Adverse Effect. No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan, which could reasonably be expected to have a Material Adverse Effect.

(b) (i) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by each Loan Party or Subsidiary thereof (or other member of the Controlled Group) under the terms of the plan or of any collective bargaining agreement or by applicable law, (ii) no Loan Party nor any Subsidiary thereof (nor any other member of the Controlled Group) has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could reasonably be expected to result in a withdrawal or partial withdrawal from any such plan; and no Loan Party nor any Subsidiary thereof (nor any other member of the Controlled Group) has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

9.10. Investment Company Act. No Loan Party or Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” within the meaning of the Investment Company Act of 1940.

9.11. Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all respects with the requirements of all laws and all orders, writs, injunctions, and decrees applicable to it or to its properties, except where (a) that requirement of law or order, writ, injunction, or decree is being contested in good faith by appropriate proceedings diligently conducted, or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

9.12. Regulation U. No Loan Party or Subsidiary thereof is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

9.13. Taxes. Other than as set forth on Schedule 9.13, each Loan Party and Subsidiary thereof has timely filed all income and other material tax returns and reports required by law to have been filed by it and has paid all income and other material Taxes and governmental charges due and payable with respect to each such return, except any such Taxes or charges that (a) are not delinquent, (b) remain payable without penalty or interest, or (c) are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on that Loan Party’s or that Subsidiary’s books. Each Loan Party and Subsidiary thereof has made adequate reserves on their books and records in accordance with GAAP for all Taxes that have accrued but which are not yet due and payable. No Loan Party or Subsidiary thereof has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limitations) which is a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) (irrespective of the date when the transaction was entered into).

9.14. Solvency, etc.

9.14.1 On the Original Closing Date, the Closing Date, the Amendment Effective Date, the Tenth Amendment Effective Date and immediately prior to and after giving effect to the issuance of each borrowing under this Agreement, the issuance of each Letter of Credit and the use of the proceeds thereof, with respect to each Borrower, individually, and the Loan Parties and their Subsidiaries taken as a whole (a) the fair value of its or their assets is greater than the amount of its or their liabilities (including disputed, contingent and unliquidated liabilities) as that value is established and liabilities evaluated in accordance with GAAP, (b) the present fair saleable value of its or their assets is not less than the amount that will be required to pay the probable liability on its or their debts as they become absolute and matured, (c) it is, and they are, able to realize upon its or their assets and pay its or their debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) it does not, and they do not, intend to, and it does not, and they do not, believe that it or they will, incur debts or liabilities beyond its or their ability to pay as those debts and liabilities mature, and (e) it is not, and they are not, engaged in or about to engage in business or a transaction for which its or their property would constitute unreasonably small capital.

9.14.2 Each Mexican Loan Party is solvent pursuant to Mexican law, including, but not limited to, pursuant to Article 2166 of the Mexican Federal Civil Code (Código Civil Federal) and its correlative provisions of the Civil Codes of the States of Mexico and Articles 9, 10, or 11 of the Mexican Bankruptcy Law (Ley de Concursos Mercantiles), and it has not been declared in concurso mercantil or bankruptcy (quiebra) or other similar insolvency procedure.

9.15. Environmental Matters. The on-going operations of each Loan Party and Subsidiary thereof comply in all respects with all Environmental Laws, except for non-compliance that could not (if enforced in accordance with applicable law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Each Loan Party and Subsidiary thereof has obtained, and maintained in good standing, all licenses, permits, authorizations, registrations, and other approvals required under any Environmental Law and required for their respective ordinary course operations, and for their reasonably anticipated future operations, and each Loan Party and Subsidiary thereof is in compliance with all terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in material liability to any of the Loan Parties and their Subsidiaries and could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No Loan Party or Subsidiary thereof or, to any Loan Party’s knowledge, any of their respective properties or operations is subject to, nor reasonably anticipates the issuance of (a) any written order from or agreement with any federal, state, or local Governmental Authority, or (b) any judicial or docketed administrative or other proceeding respecting any Environmental Law, Environmental Claim, or Hazardous Substance that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, arising from operations prior to the Amendment Effective Date, or relating to any waste disposal of any Loan Party or any Subsidiary thereof that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No Loan Party or Subsidiary thereof has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged Hazardous Substances that could reasonably be expected to result in material liability to any of the Loan Parties and their Subsidiaries.

9.16. Insurance. Set forth on Schedule 9.16 is a complete and accurate summary of the property and casualty insurance policies of the Loan Parties and their Subsidiaries as of the Closing Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.2. Each of the Loan Parties and their Subsidiaries and their respective (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement, or other risk assumption arrangement involving any Loan Party or Subsidiary thereof). Each Loan Party and Subsidiary thereof and its properties are insured with what are reasonably believed by the Loan Parties to be financially sound and reputable insurance companies that are not Affiliates of the Loan Parties, in such amounts, with such deductibles, and covering such risks as are customarily carried by companies of similar size, engaged in similar businesses, and owning similar properties in localities where the Loan Parties and their Subsidiaries operate.

9.17. Real Property. Set forth on Schedule 9.17 is a true and correct list, as of the Closing Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.2, of the address of all real property owned or leased by any Loan Party or Subsidiary thereof, together with, in the case of leased property, the name and mailing address of the lessor of such property.

9.18. Information. All information heretofore or contemporaneously with this Agreement furnished in writing by any Loan Party or Subsidiary thereof to Administrative Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated by this Agreement is, and all written information hereafter furnished by or on behalf of any Loan Party or Subsidiary thereof to Administrative Agent or any Lender pursuant to or in connection with this Agreement will be, true and accurate in every material respect on the date as of which that information is dated or certified, and none of that information is or will be incomplete by omitting to state any material fact necessary to make that information not misleading in light of the circumstances under which made (it being recognized by Administrative Agent and the Lenders that any projections and forecasts provided by Borrowers are based on good faith estimates and assumptions believed by Borrowers to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ materially from projected or forecasted results)

9.19. Bank Accounts. Schedule 9.19 sets forth a complete and accurate list as of the Closing Date of all deposit, checking, and other bank accounts, all securities and other accounts maintained with any broker dealer or other securities intermediary, and all other similar accounts maintained by each Loan Party and Subsidiary thereof, together with a description thereof (including the bank, broker dealer, or securities intermediary at which each such account is maintained and the account number and the purpose thereof).

9.20. Burdensome Obligations. No Loan Party or Subsidiary thereof is a party to any agreement or contract or subject to any restriction contained in its organizational documents or its governing documents that could reasonably be expected to have a Material Adverse Effect.

9.21. Intellectual Property. Except as set forth on Schedule 9.21, each Loan Party and Subsidiary thereof owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits, and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for any infringements and conflicts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 9.21 is a true and correct list as of the Closing Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.2 of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits, and other intellectual property rights of each Loan Party and Subsidiary thereof. No slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Loan Party or Subsidiary thereof infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for any infringements and conflicts that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To each Loan Party’s and Subsidiary’s knowledge, no patent, invention, device, application, principle, or any statute, law, rule, regulation, standard, or code is pending or proposed, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

9.22. Material Contracts. Set forth on Schedule 9.22(a) is a true and correct list as of the Closing Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.1 of all Material Contracts of each of the Loan Parties and their Subsidiaries, (showing the parties and subject matter thereof and amendments and modifications thereto) of the Material Contracts of each Loan Party and Subsidiary thereof. Each such Material Contract (a) is in full force and effect and is binding upon and enforceable against each Loan Party or Subsidiary thereof that is a party thereto and, to each Loan Party’s and Subsidiary’s knowledge, all other parties thereto in accordance with its terms, (b) has not been otherwise amended or modified, and (c) is not in default due to the action of any Loan Party or Subsidiary thereof or, to the knowledge of any Loan Party or Subsidiary thereof, any other party thereto. Set forth on Schedule 9.22(b) is a true and correct list as of the Closing Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.1 of all earn-out payment and similar obligations of the Loan Parties or Subsidiaries as in effect on such date (showing the parties and subject matter thereof and amendments and modifications thereto).

9.23. Labor Matters. There is (a) no unfair labor practice complaint pending or, to the knowledge of any Loan Party or Subsidiary thereof, threatened against any Loan Party or Subsidiary thereof before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or Subsidiary thereof that arises out of or under any collective bargaining agreement, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party or Subsidiary thereof or (c) to the knowledge of each Loan Party and Subsidiary thereof, no union representation question existing with respect to the employees of any Loan Party or Subsidiary thereof and no union organizing activity taking place with respect to any of the employees of any Loan Party or Subsidiary thereof. No Loan Party or Subsidiary thereof or ERISA Affiliate thereof has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or similar state law that remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and Subsidiary thereof have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent any such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or Subsidiary thereof on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of that Loan Party or that Subsidiary, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.24. No Bankruptcy Filing. No Loan Party or Subsidiary thereof is contemplating either an Insolvency Proceeding or the liquidation of all or a major portion of that Loan Party’s or that Subsidiary’s assets or property, and no Loan Party or Subsidiary thereof has any knowledge of any Person contemplating an Insolvency Proceeding against any Loan Party or Subsidiary thereof.

9.25. Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN. Schedule 9.25 sets forth a complete and accurate list of (a) the exact legal name of each Loan Party and Subsidiary thereof, (b) the jurisdiction of organization of each Loan Party and Subsidiary thereof, (c) the organizational identification number of Loan Party and Subsidiary thereof (or indicates that that Loan Party or Subsidiary has no organizational identification number), (d) each place of business of each Loan Party and Subsidiary thereof; (e) the chief executive office of each Loan Party and Subsidiary thereof, and (f) the federal employer identification number (or equivalent identifying designation) of Loan Party and Subsidiary thereof.

9.26. Locations of Collateral. There is no location at which any Loan Party has any tangible Collateral (except for inventory in transit in the ordinary course of business) other than those locations listed on Schedule 9.26. Schedule 9.26 contains a true, correct, and complete list, as of the Closing Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.2 of the names and addresses of each warehouse at which Collateral of each Loan Party is stored. None of the receipts received by any Loan Party or Subsidiary thereof from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and that named Person’s assigns.

9.27. Security Interests. The Guaranty and Collateral Agreement and the Mexican Collateral Agreements each create in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, a legal, valid, and enforceable security interest in the Collateral, in each case, subject to what is provided below. Upon (a) the filing of the UCC-1 financing statements with respect to AgileThought, Administrative Agent taking possession of any certificates or instruments representing or evidencing Collateral to the extent required by the UCC with respect to AgileThought, the execution and delivery of Control Agreements with respect to Deposit Accounts and the recording of the collateral assignments referred to in the Guaranty and Collateral Agreement in the United States Patent and Trademark Office with respect to AgileThought, and (b) proper registration of (i) an executed contribution agreement to the Mexican Security Trust and the transfer of all the intellectual property owned by Mexican Subsidiaries (x) before the Mexican Sole Registry of Liens over Movable Assets (Registro Único de Garantías Mobiliarias) and the Mexican Industrial Property Institute (Instituto Mexicano de la Propiedad Industrial) as expressly provided in such contribution agreement, and (z) in the partners registry book (libro especial de socios) of AN Extend, with respect to the transfer of title of the AN Extend Equity Interest in favor of the trustee of the Mexican Security Trust, as expressly provided in the contribution agreement; (ii) the AN Extend Pledge without Transfer of Possession Agreement before the Mexican Sole Registry of Liens over Movable Assets; and (iii) the security interest created pursuant to the Mexican AN Extend Equity Partnership Interest Pledge Agreement in the partners’ registry book of AN Extend, the security interests in and Liens on the Collateral granted under the Guaranty and Collateral Agreement and the Mexican Collateral Documents, respectively, are perfected, first-priority security interests, and no further recordings or filings are or will be required in connection with the creation, perfection, or enforcement of those security interests and Liens, other than (a) the filing of continuation statements in accordance with applicable law, (b) the recording of the collateral assignments referred to in the Guaranty and Collateral Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights, and (c) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property.

9.28. No Default. No Default or Event of Default exists or would result from the incurrence by any Loan Party or Subsidiary thereof of any Debt hereunder or under any other Loan Document.

9.29. Hedging Obligations. No Loan Party or Subsidiary thereof is a party to, nor will it be a party to, any Hedging Agreement or incur any Hedging Obligations, other than Hedging Obligations permitted under Section 11.1(k).

9.30. OFAC. Each Loan Party and each Subsidiary and Affiliate thereof is and will remain in compliance in all material respects with all U.S. economic sanctions laws, Executive Orders and implementing regulations as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. No Loan Party or Subsidiary or Affiliate thereof is (a) a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions; (b) a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with that Person; or (c) controlled by (including, without limitation, by virtue of that Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a foreign government that is the target of U.S. economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under U.S. law.

9.31. Patriot Act. Each Loan Party, each of its Subsidiaries and each of their Affiliates are in compliance with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”), and (c) other federal or state laws relating to “know your customer” and anti-money laundering rules and regulations. No part of the proceeds of any Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.

9.32. Anti-Terrorism Laws.

(a) No Loan Party (and, to the knowledge of each Loan Party, no joint venture or Subsidiary or Affiliate thereof) is in violation in any material respects of any United States Requirements of Law relating to terrorism, sanctions or money laundering (the “Anti-Terrorism Laws”), including the United States Executive Order No. 13224 on Terrorist Financing (the “Anti-Terrorism Order”) and the Patriot Act.

(b) No Loan Party (and, to the knowledge of each Loan Party, no joint venture or Subsidiary or Affiliate thereof) (i) is listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order, (ii) is owned or controlled by, or acting for or on behalf of, any person listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order, (iii) commits, threatens or conspires to commit or supports “terrorism” as defined in the Anti-Terrorism Order or (iv) is named as a “specially designated national and blocked person” in the most current list published by OFAC.

(c) No Loan Party (and, to the knowledge of each Loan Party, no joint venture or Subsidiary or Affiliate thereof) (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in clauses (b)(i) through (b)(iv) above, (ii) deals in, or otherwise engages in any transactions relating to, any property or interests in property blocked pursuant to the Anti-Terrorism Order or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

9.33. 4th Source Related Agreements/4th Source Related Transactions.

(a) Borrower Representative has heretofore furnished Administrative Agent true and correct copies of the 4th Source Related Agreements.

(b) Each Loan Party and Subsidiary thereof (and, to each Loan Party’s knowledge, each other party to the 4th Source Related Agreements) has duly taken all necessary corporate, partnership or other organizational action to authorize the execution, delivery and performance of the 4th Source Related Agreements and the consummation of transactions contemplated thereby.

(c) The 4th Source Related Transactions comply and will comply with, in all material respects, all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Loan Parties and their Subsidiaries (and, to each Loan Party’s knowledge, each other party to the 4th Source Related Agreements in connection with the 4th Source Related Transactions) have been obtained and are in full force and effect.

(d) The execution and delivery of the 4th Source Related Agreements does not, and the consummation of the 4th Source Related Transactions will not, in any material respects, violate any statute or regulation of the United States (including any securities law) or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body binding on any Loan Party or Subsidiary thereof, to any Loan Party’s knowledge, any other party to the 4th Source Related Agreements, or result in a breach of, or constitute a default under, any material agreement, indenture, instrument, or other document, or any judgment, order, or decree, to which any Loan Party or Subsidiary thereof is a party or by which any Loan Party or Subsidiary thereof is bound or, to any Loan Party’s knowledge, to which any other party to the 4th Source Related Agreements is a party or by which any such party is bound.

(e) No statement or representation made in the 4th Source Related Agreements by Loan Party or Subsidiary thereof contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

(f) The 4th Source Related Transactions were consummated on the Closing date in accordance with the 4th Source Related Agreements.

9.34. AgileThought Related Agreements/AgileThought Related Transactions.

(a) Borrower Representative has heretofore furnished Administrative Agent true and correct copies of the AgileThought Related Agreements.

(b) Each Loan Party and Subsidiary thereof (and, to each Loan Party’s knowledge, each other party to the AgileThought Related Agreements) has duly taken all necessary corporate, partnership or other organizational action to authorize the execution, delivery and performance of the AgileThought Related Agreements and the consummation of transactions contemplated thereby.

(c) The AgileThought Related Transactions comply and will comply with, in all material respects, all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Loan Parties and their Subsidiaries (and, to each Loan Party’s knowledge, each other party to the AgileThought Related Agreements in connection with the AgileThought Related Transactions) will be, prior to consummation of the AgileThought Related Transactions, duly obtained and will be in full force and effect. As of the Closing Date, all applicable waiting periods with respect to the AgileThought Related Transactions have expired without any action being taken by any competent Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of the AgileThought Related Transactions.

(d) The execution and delivery of the AgileThought Related Agreements does not, and the consummation of the AgileThought Related Transactions will not, in any material respects, violate any statute or regulation of the United States (including any securities law) or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body binding on any Loan Party or Subsidiary thereof, to any Loan Party’s knowledge, any other party to the AgileThought Related Agreements, or result in a breach of, or constitute a default under, any material agreement, indenture, instrument, or other document, or any judgment, order, or decree, to which any Loan Party or Subsidiary thereof is a party or by which any Loan Party or Subsidiary thereof is bound or, to any Loan Party’s knowledge, to which any other party to the AgileThought Related Agreements is a party or by which any such party is bound.

(e) No statement or representation made in the AgileThought Related Agreements by Loan Party or Subsidiary thereof contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

9.35. Holdings Representations. None of the Holding Companies have (a) entered into any agreement (including any agreement for the incurrence or assumption of Debt, any purchase, sale, lease or exchange of any property or the rendering of any service), between itself and any other Person, other than the Loan Documents to which it is a party, the Second Lien Loan Documents to which it is a party, the 4th Source Related Agreements to which it is a party, the AgileThought Related Agreements to which it is a party, and its governing documents (collectively, the “Holdings Documents”), (b) engaged in any business or conduct any activity (including the making of any Investment or payment) or transfer any of its assets, other than (i) the making of Investments in a Borrower existing on the Closing Date (as set forth on Schedule 11.9) and entering into and performing its obligations as “Borrower” (as defined in the Second Lien Loan Agreement), (ii) the performance of its obligations under the Holdings Documents in accordance with the terms thereof, ~~and~~ (iii) the performance of ministerial activities and the payment of taxes and administrative fees, and (iv) in the case of Ultimate Holdings, actions in connection with the issuance and sale of its common stock and other customary activities taken by Ultimate Holdings to the extent arising from its status as an issuer of securities that are publicly registered, or (c) consolidated or merged with or into any other Person.

9.36. Subordinated Debt. The subordination provisions of the documents evidencing or relating to Subordinated Debt and each Subordination Agreement are enforceable against the holders of the Subordinated Debt and the other third parties to such Subordination Agreements by Administrative Agent and the Lenders. All Obligations constitute senior Debt entitled to the benefits of the subordination provisions contained in the documents evidencing or relating to Subordinated Debt and each Subordination Agreement. No Loan Party or Subsidiary thereof has any Subordinated Debt other than its obligations under the Master Intercompany Note. Each Loan Party and Subsidiary thereof acknowledges that Administrative Agent and each Lender are entering into this Agreement and are extending the Commitments and making the Loans in reliance upon the subordination provisions of the documents evidencing or relating to Subordinated Debt, each Subordination Agreement and this Section 9.36.

9.37. Permitted Original Earn-out Obligations The Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of ~~Entrepids and~~ Entrepids constitute Permitted Original Earn-out Obligations.

9.38. PPP Loans. Each PPP Borrower is eligible under the CARES Act to incur the applicable PPP Loans. All applications, documents and other information submitted to any Governmental Authority with respect to the PPP Loans shall be true and correct in all respects. None of Administrative Agent, any Lender or any of their respective Affiliates is deemed an “affiliate” of any Loan Party or any of its Subsidiaries for any purpose related to the PPP Loans, including the eligibility criteria with respect thereto. Each Loan Party acknowledges and agrees that (a) it has consulted its own legal and financial advisors with respect to all matters related to the PPP Loans (including eligibility criteria) and the CARES Act, (b) it is responsible for making its own independent judgment with respect to the PPP Loans and the process leading thereto, and (c) it has not relied on Administrative Agent, any Lender or any of their respective Affiliates with respect to any of such matters.

SECTION 10: AFFIRMATIVE COVENANTS.

Until Payment in Full, each Loan Party agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it shall, and shall cause each Subsidiary thereof to:

10.1. Reports, Certificates and Other Information. Furnish or cause Borrower Representative to furnish to Administrative Agent and each Lender:

10.1.1 Annual Report. Promptly when available and in any event within 120 days after the close of each Fiscal Year ~~(or, solely for the Fiscal Year ended December 31, 2020, within three Business Days of the Amendment No. 4 Effective Date)~~ (a) a copy of the annual audit report of the Consolidated Group for such Fiscal Year, including consolidated balance sheets and statements of earnings and cash flows of the Consolidated Group as at the end of such Fiscal Year certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Borrowers and reasonably acceptable to Administrative Agent, and (b) a balance sheet of the Consolidated Group as of the end of that Fiscal Year and statement of earnings and cash flows for the Consolidated Group for that Fiscal Year, certified by a Senior Officer of Borrower Representative.

10.1.2 Interim Reports. Promptly when available and in any event within 30 days after the end of each month, the consolidated balance sheets of the Consolidated Group as of the end of such month, together with (a) consolidated statements of earnings and a consolidated statement of cash flows for that month and for the period beginning with the first day of that Fiscal Year and ending on the last day of that month, (b) a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for that period of the current Fiscal Year, (c) a management discussion and analysis, in the cases of clauses (a) through (c) all certified by a Senior Officer of Borrower Representative, and (d) a calculation, in form and substance reasonably satisfactory to the Administrative Agent, of the number of people employed on a full-time basis by the members of the Consolidated Group as of the end of such month.

10.1.3 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1 and each set of quarterly statements pursuant to Section 10.1.2, a duly completed compliance certificate in the form of Exhibit C, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by a Senior Officer of the Borrower Representative, containing (a) a computation of each of the financial ratios and restrictions set forth in Section 11.12, (b) a certification to the effect that that Senior Officer has not become aware of any Default or Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it and a certification to the effect that that Senior Officer has not become aware of any Default or Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it, and (c) a written statement of the management of the Consolidated Group setting forth a discussion of the financial condition, changes in financial condition, and results of operations of the Consolidated Group.

10.1.4 Reports to the SEC and to Shareholders. Promptly upon the filing or sending thereof, copies of all regular, periodic, or special reports of any Loan Party or Subsidiary thereof filed with the SEC; copies of all registration statements of any Loan Party or Subsidiary thereof filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders of any Loan Party or Subsidiary thereof generally.

10.1.5 Notice of Default, Litigation and ERISA Matters. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by each Loan Party or the Subsidiary affected thereby with respect thereto:

(a) the occurrence of a Default or an Event of Default;

(b) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or Subsidiary thereof or their respective property (i) in which the amount of damages claimed is $500,000 (or its equivalent in another currency or currencies) or more in the aggregate for all such litigations or proceedings, (ii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Loan Document, or (iii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(c) (i) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, (ii) the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if that failure is sufficient to give rise to a Lien under Section 303(k) of ERISA) or to any Multiemployer Pension Plan; (iii) the taking of any action with respect to a Pension Plan that could result in the requirement that any Loan Party or Subsidiary thereof furnish a bond or other security to the PBGC or that Pension Plan, (iv) the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan that could result in the incurrence by any member of the Controlled Group of any material liability, fine, or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), (v) any material increase in the contingent liability of any Borrower with respect to any post-retirement welfare benefit plan or other employee benefit plan of any Loan Party or Subsidiary thereof; or (vi) any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

(d) any cancellation or material change in any insurance maintained (or required to be maintained) by any Loan Party or Subsidiary thereof;

(e) any violation of, or non-compliance with, any material requirement of law by any Loan Party or Subsidiary thereof;

(f) any other event (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which would reasonably be expected to have a Material Adverse Effect; or

(g) the occurrence of any default or event of default under the Second Lien Loan Agreement or the receipt of any material notice with respect to the Second Lien Debt.

10.1.6 Real Estate. Promptly upon any Loan Party or Subsidiary thereof acquiring or leasing any real property after the Closing Date, an updated version of Schedule 9.17 showing information as of the date of delivery.

10.1.7 Management Reports. Promptly upon receipt thereof, copies of all detailed financial and management reports submitted to each Loan Party or Subsidiary thereof by independent auditors in connection with each annual or interim audit made by such auditors of the books of such Loan Party or Subsidiary.

10.1.8 Projections. As soon as practicable, and in any event not later than 30 days before the commencement of each Fiscal Year, commencing with the Fiscal Year ending December 31, 2019, financial projections for the Consolidated Group for such Fiscal Year (including a monthly operating and cash flow budgets and a Capital Expenditures budget) prepared in a manner consistent with the Pre-Closing Projections or otherwise in a manner reasonably satisfactory to Administrative Agent, accompanied by a certificate of a Senior Officer of Borrower Representative to the effect that (a) the projections were prepared by the Consolidated Group in good faith. (b) the Consolidated Group has a reasonable basis for the assumptions contained in the projections, as of the date of delivery, and (c) the projections have been prepared in accordance with those assumptions (it being recognized by Administrative Agent and the Lenders that any projections and forecasts provided by the Borrower Representative are based on good-faith estimates and assumptions believed by the Borrower Representative to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ materially from projected or forecasted results).

10.1.9 Subordinated Debt And Related Transaction Notices. Promptly following receipt, copies of any material notices (including notices of default or acceleration and any amendments, modifications, restatements, or supplements) received (a) from any holder, agent, or trustee of, under or with respect to any Subordinated Debt or any Earn-Out Obligations (including, without limitation, the Second Lien Debt and Permitted AgileThought Earn-out Obligations), (b) any Material Contract, (c) in connection with the 4th Source Related Agreements or the 4th Source Related Transactions, or (d) in connection with the AgileThought Related Agreements or the AgileThought Related Transactions.

10.1.10 New Subsidiaries. Within fifteen (15) Business Days following the occurrence thereof, notice of the formation or acquisition of any Subsidiary, including, without limitation, any Foreign Subsidiary (whether or not constituting an Excluded Foreign Subsidiary).

10.1.11 Other Information. Promptly from time to time, such other information (including, without limitation, business or financial data, reports, appraisals and projections) concerning any of the Loan Parties and their Subsidiaries or their respective properties or businesses as any Lender or Administrative Agent may reasonably request.

10.2. Books, Records and Inspections; Electronic Reporting System; Field Examinations and Appraisals. (a) Keep, and cause each other Loan Party and Subsidiary thereof to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP, (b) permit, and cause each and Loan Party and Subsidiary thereof to permit, any Lender or Administrative Agent or any representative, agent, or advisor thereof to inspect the properties and operations of the Loan Parties and their Subsidiaries, (c) permit, and cause each Loan Party and Subsidiary thereof to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Lender or Administrative Agent or any representative, agent, or advisor thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each Loan Party and Subsidiary thereof hereby authorizes all such independent auditors to discuss those financial matters with any Lender or Administrative Agent or any representative, agent, or advisor thereof) and to examine (and photocopy extracts from) any of its books or other records, and (d) permit, and cause each Loan Party and Subsidiary thereof to permit, Administrative Agent and its representatives, agents, and advisors to inspect the inventory and other tangible assets of the Loan Parties and their Subsidiaries, to perform appraisals of the equipment of the Loan Parties and their Subsidiaries, and to inspect, audit, conduct physical counts and perform valuations thereof, and to audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to inventory, accounts, and any other Collateral (each such visit, discussion, examination, inspection, valuation, appraisal and audit referred to in clauses (b) through (d), collectively, an “Examination”). All such Examinations by Administrative Agent and its representatives, agents, and advisors will be at Borrowers’ expense, except that so long as no Default or Event of Default has occurred and is continuing, Borrowers will not be required to reimburse Administrative Agent for more than one such Examination each Fiscal Year (provided that, for avoidance of doubt, any Examination conduction in connection with the execution of this Agreement shall not count against any such cap).

10.3. Maintenance of Property; Insurance.

(a) Keep, and cause each Loan Party and Subsidiary thereof to keep, all property used and necessary in the business of the Loan Parties and their Subsidiaries in good working order and condition, ordinary wear and tear excepted.

(b) Maintain, and cause each Loan Party and Subsidiary thereof to maintain, with responsible insurance companies, all insurance coverage as may be required by any law or governmental regulation or court decree or order applicable to it, general liability insurance (and, subject to Section 10.13, business interruption insurance) in such amounts and duration, and with such deductibles, as are customary for companies of similar size and in similarly industries as the Loan Parties and consistent with past practices of the Loan Parties and their Subsidiaries, and all other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, but which must insure against all risks and liabilities of the type identified on Schedule 9.16; and, upon request of Administrative Agent or any Lender, furnish to Administrative Agent or that Lender original or electronic copies of policies evidencing that insurance and a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Loan Parties and their Subsidiaries. Borrowers shall cause each issuer of an insurance policy in respect of any Loan Party to provide Administrative Agent with an endorsement (i) showing Administrative Agent as lender’s loss payee with respect to each policy of property or casualty insurance and naming Administrative Agent as an additional insured with respect to each policy of liability insurance, (ii) providing that 30 days’ notice will be given to Administrative Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to that policy, and (iii) reasonably acceptable in all other respects to Administrative Agent. Each Loan Party and Subsidiary thereof shall, subject to Section 10.13, execute and deliver to Administrative Agent a collateral assignment, in form and substance satisfactory to Administrative Agent, of each business interruption insurance policy maintained by that Loan Party.

(c) Unless Borrowers provide Administrative Agent with evidence of the insurance coverage required by this Agreement, Administrative Agent may purchase insurance at Borrowers’ expense, after notice to Borrower Representative, to protect Administrative Agent’s and the Lenders’ interests in the Collateral. This insurance may, but need not, protect any Loan Party’s interests. The coverage that Administrative Agent purchases might not pay any claim that is made against any Loan Party in connection with the Collateral. Borrowers may later cancel any insurance purchased by Administrative Agent, but only after providing Administrative Agent with evidence that Borrowers have obtained insurance as required by this Agreement. If Administrative Agent purchases insurance for the Collateral, Borrowers will be responsible for the costs of that insurance, including interest and any other charges that might be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the principal amount of the Loans owing under this Agreement. The costs of the insurance may be more than the cost of the insurance the Loan Parties might be able to obtain on their own.

10.4. Compliance with Laws; Payment of Taxes and Liabilities.

(a) Comply, and cause each of the Loan Parties and their Subsidiaries to comply, in all respects with all applicable Requirements of Law and Permits of any Governmental Authority having jurisdiction over it, its business, or its properties, except where failure to comply would not reasonably be expected to have a Material Adverse Effect.

(b) Without limiting Section 10.4(a), ensure, and cause each of the Loan Parties and their Subsidiaries to ensure, that no Person who owns a controlling interest in or otherwise controls any of the Loan Parties and their Subsidiaries is (i) listed on the SDN List maintained by OFAC and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order, or regulation; or (ii) a Person designated under Section 1(b), (c), or (d) of the Anti-Terrorism Order, any related enabling legislation, or any other similar Executive Orders.

(c) Without limiting Section 10.4(a), comply, and cause each of the Loan Parties and their Subsidiaries to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations.

(d) Pay, and cause each of the Loan Parties and their Subsidiaries to pay, prior to delinquency, all material taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, could become a Lien on any of its property, but none of the Loan Parties and their Subsidiaries will be required under this Section 10.4(d) to pay any such tax or charge so long as that Loan Party or that Subsidiary is contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and, in the case of a claim that could become a Lien on any Collateral, those contest proceedings stay the foreclosure of that Lien or the sale of any portion of the Collateral to satisfy that claim.

(e) Within thirty (30) days of any owner of Intermediate Holdings filing a final U.S. federal income tax return for a taxable year (to the extent required to do so), certify as to the Permitted Tax Distributions made by Intermediate Holdings to such owner during such taxable year.

10.5. Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 11.4) cause each other Loan Party to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes that qualification necessary (other than any such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect).

10.6. Use of Proceeds. Use the proceeds of the Loans and the Letters of Credit: (a) to fund the AgileThought Acquisition and other Permitted Acquisitions, and the transaction fees and expenses related thereto, (b) to repay the Debt to be Repaid, and (c) to finance the ongoing general corporate needs of the Borrowers; provided, however, that the proceeds of the Incremental Term Loans may only be used to pay all or a portion of the cash purchase price to be paid to consummate an Acquisition that is consented to by the Administrative Agent, in its discretion, that is being paid on the closing date of such Acquisition. Not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock. Not use or permit any proceeds of any Loan to be used, either directly or indirectly, or lend, contribute or otherwise make available such Loan or the proceeds of any Loan to any Person to fund any activities of or business with any Person, or in a Designated Jurisdiction that, at the time of such funding, is the subject of Sanctions, or in any manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Administrative Agent or otherwise) of Sanctions.

10.7. Employee Benefit Plans.

(a) In the event any Loan Party or a member of its Controlled Group sponsors, maintains, or has any liability with respect to a Pension Plan, maintain, and cause each other member of the Controlled Group to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

(b) In the event any Loan Party or a member of its Controlled Group has any liability with respect to a Multiemployer Pension Plan, make, and cause each other member of the Controlled Group to make, on a timely basis, all required contributions to any Multiemployer Pension Plan.

(c) In the event any Loan Party or a member of its Controlled Group sponsors, maintains, or has any liability with respect to a Pension Plan or a Multiemployer Pension Plan, not, and not permit any other member of the Controlled Group to (i) seek a waiver of the minimum funding standards of ERISA, (ii) terminate or withdraw from any Pension Plan or Multiemployer Pension Plan or (iii) take any other action with respect to any Pension Plan that would reasonably likely be expected to entitle the PBGC to terminate, impose liability in respect of, or cause a trustee to be appointed to administer, any Pension Plan, unless the actions or events described in clauses (i), (ii) and (iii) individually or in the aggregate would not have a Material Adverse Effect.

10.8. Environmental Matters. If any release or threatened release or other disposal of Hazardous Substances occurs or has occurred on any real property or any other assets of any Loan Party or Subsidiary thereof, cause (and cause each other Loan Party and Subsidiary to cause) the prompt containment and removal of those Hazardous Substances and the remediation of that real property or other assets as necessary to comply with all applicable Environmental Laws and to preserve in all material respects the value of that real property or other assets. Without limiting the generality of the foregoing, comply (and cause each other Loan Party and Subsidiary thereof to comply) with any applicable federal or state judicial or administrative order requiring the performance at any real property of any of the Loan Parties or their Subsidiaries of activities in response to the release or threatened release of a Hazardous Substance. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, dispose (and cause each other Loan Party and Subsidiary thereof to dispose) of all Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.

10.9. Further Assurances. Take, and cause each of its Subsidiaries and the Subsidiaries of Ultimate Holdings (other than Excluded Foreign Subsidiaries) to take, all actions as are necessary or as Administrative Agent or the Required Lenders reasonably request from time to time to ensure that the Obligations of each Loan Party and its Subsidiaries under the Loan Documents are (a) secured by a first priority perfected Lien in favor of Administrative Agent (subject only to Permitted Liens) on substantially all of the assets of each Loan Party and Subsidiary thereof (other than Excluded Foreign Subsidiaries), including any Subsidiary acquired or created after the Closing Date (and, in the case of all Loan Parties and their Subsidiaries organized under the laws of, or with assets located in, Mexico, subject to the relevant Mexican Collateral Agreements); and (b) guaranteed by each Loan Party and Subsidiary thereof (other than Excluded Foreign Subsidiaries), including any Subsidiary acquired or created after the Closing Date, in each case as Administrative Agent may determine in its discretion, including (i) the execution of a joinder in the form of Exhibit E, (ii) the execution and delivery of guaranties, security agreements, pledge agreements, Mortgages, deeds of trust, financing statements, opinions of counsel and other documents (including, without limitation, any documents in connection with depositing any assets of each Loan Party and Subsidiary (other than Excluded Foreign Subsidiaries) with assets located in Mexico (including all accounts receivable other than the Specified Mexican Receivables), into the Mexican Security Trust or the Mexican Administration Trust, in accordance with their respective terms), in each case in form and substance satisfactory to Administrative Agent in its discretion, and the filing or recording of any of the foregoing; provided that with respect to all account receivables of account debtors of the Mexican Subsidiaries that were not account debtors on the Closing Date, the Loan Parties and their Subsidiaries shall take best efforts to make such account receivables subject to the Mexican Administration Trust, (iii) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession, and (iv) with respect to any fee owned real property acquired by any Borrower or any Subsidiary (other than Excluded Foreign Subsidiaries) after the Closing Date having a fair market value in excess of $1,000,000, the delivery (to the extent requested by Administrative Agent) within 30 days after the date that real property was acquired (or such longer period Administrative Agent may provide in its sole discretion) of a duly executed Mortgage with respect to that real property providing for a fully perfected Lien, in favor of Administrative Agent, in all right, title and interest of the applicable Loan Party in that real property, together with all Mortgage-Related Documents and a legal opinion of special counsel for the applicable Loan Party for the state or jurisdiction in which that real property is located in form and substance acceptable to Administrative Agent in its discretion after the Closing Date, the delivery within 30 days after the date such real property was acquired (or such longer period as Administrative Agent may provide in its discretion) of a Mortgage, the Mortgage-Related Documents, and a legal opinion of special counsel for the applicable Loan Party for the state or jurisdiction in which that real property is located in form and substance acceptable to Administrative Agent in its discretion; provided, however, that notwithstanding anything to the contrary contained in this Section 10.9, the Specified Mexican Receivables shall not be required to be transferred to or deposited into the Mexican Administration Trust or the Mexican Security Trust but shall instead be pledged under the relevant Mexican Pledge Without Transfer of Possession Agreements.

10.10. Deposit Accounts. On and after the 45th calendar day after the Closing Date, unless Administrative Agent otherwise consents in writing, maintain, and cause each other Loan Party to maintain, all of their deposit accounts and securities accounts located in the United States, other than Excluded Deposit Accounts, with an institution that has entered into one or more Control Agreements with Administrative Agent and the applicable Loan Party granting “control” (as defined in the UCC) of each applicable account to Administrative Agent.

10.11. Excluded Foreign Subsidiaries. Not create, form, or acquire, or hold any Equity Interests of any Excluded Foreign Subsidiary other than the Excluded Foreign Subsidiaries in existence on the Original Closing Date or make any other Investment in any Excluded Foreign Subsidiary on or after the Closing Date other than as permitted under Section 11.9(i).

10.12. Repatriation. Within five (5) Business Days following the last day of each Fiscal Quarter (a) cause all Foreign Subsidiaries to repatriate cash to a Deposit Account located in the United States and in the name of any Domestic Borrower over which the Administrative Agent has a first priority perfected Lien by virtue of “control” (as defined in the UCC) of such Deposit Account in the amount equal to the sum of (i) the aggregate amount of cash on the consolidated balance sheet for all of the Foreign Subsidiaries on such day minus (ii) $3,000,000; and (b) provide (i) evidence of the amount of such repatriation to such Deposit Account and (y) Borrower Representative’s calculation of the amount of such repatriation for the applicable Fiscal Quarter, together with supporting documentation, to Administrative Agent, all in form and substance acceptable to Administrative Agent.

10.13. Post-Closing Matters. Execute and deliver the documents and comply with the requirements set forth on Schedule 10.13, in each case within the time limits specified on such schedule.

10.14. PPP Loans.

(a) (i) maintain all records required to be submitted in connection with the forgiveness of any PPP Loans and (ii) timely (and, in any event, not later than thirty (30) days (or such longer period as may be agreed by Administrative Agent) after the seven-week anniversary of the initial incurrence thereof) submit all applications and required documentation necessary or desirable for the lender of the PPP Loans and/or the SBA to make a determination regarding the amount of the PPP Loans that is eligible to be forgiven; provided that, notwithstanding any term in any Loan Document to the contrary, no such submission for forgiveness of the PPP Loans shall be required if the Borrowers reasonably determine that such submission would not be in the best interest of the Loan Parties.

(b) provide to Administrative Agent copies of any amendments, modifications, waivers, supplements or consents executed and delivered with respect to the PPP Loans promptly (and in any event within three (3) Business Days) upon execution and delivery thereof, and copies of any notices of default received by any Loan Party with respect to the PPP Loans.

(c) to the extent not included in the foregoing clauses (a) and (b), promptly (and in any event within three (3) Business Days) upon receipt or filing thereof, as applicable, provide to Administrative Agent copies of all material documents, applications and correspondence with the applicable lender or any Governmental Authority relating to the PPP Loans, including with respect to loan forgiveness.

(d) (i) apply the proceeds of the PPP Loans to CARES Act Permitted Purposes prior to using any other cash on hand to pay such costs and expenses; (ii) use commercially reasonable efforts to conduct their business in a manner that will maximize the amount of PPP Loans forgiven; (iii) deposit all proceeds from the PPP Loans into a Deposit Account (the “PPP Loan Account”) that is either a segregated payroll account or otherwise specially and exclusively used to hold proceeds of the PPP Loans and that is not subject to the cash dominion of Administrative Agent or any other secured party, (iv) not commingle their funds that are not proceeds of the PPP Loans with the proceeds of PPP Loans (other than with respect to any funds held in segregated payroll accounts which constitute Excluded Deposit Accounts) and (v) ensure that the proceeds of the PPP Loans are not used to repay other Debt.

(e) On or prior to the date that is five (5) Business Days after the date that the Loan Parties obtain a final determination by the lender of the PPP Loans (and, to the extent required, the SBA) (or such longer period as may be approved in writing by Administrative Agent) regarding the amount of PPP Loans, if any, that will be forgiven pursuant to the provisions of the CARES Act, deliver to Administrative Agent a certificate of a Senior Officer of the Borrower Representative certifying as to the amount of the PPP Loans that will be forgiven pursuant to the provisions of the CARES Act, together with reasonably detailed description thereof, all in form satisfactory to Administrative Agent.

(f) not make any claim that Administrative Agent, any Lender or any of their respective Affiliates have rendered advisory services of any nature or respect in connection with any PPP Loan, the CARES Act or the process leading thereto.

10.15. ~~(a) LIV Equity Investment. On or prior to March 22, 2021 (or such later date as may be agreed by the Administrative Agent in its sole discretion), Ultimate Holdings shall have received cash investments in an aggregate amount equal to or greater than $20,000,000 pursuant to the LIV Equity Contribution Agreement.~~ Intentionally Omitted.

~~(b) LIV Transaction Fee. In the event that the LIV Equity Investment is not consummated in accordance with Section 10.15(a) by March 22, 2021 (the “Specified Date”), then the Borrowers shall jointly and severally pay to Administrative Agent, for the ratable benefit of the Lenders that execute this Amendment, a fee (the “LIV Transaction Fee”) equal to $5,000,000. The LIV Transaction Fee shall constitute an Obligation under the Loan Documents, and shall be fully earned and due and payable on the Specified Date; provided, however, that at Borrowers’ election, the LIV Transaction Fee may be paid by the Borrowers at any time prior to or on the Termination Date. The LIV Transaction Fee constitutes compensation for services rendered and does not constitute interest or a charge for the use of money. The LIV Transaction Fee shall be paid in U.S. dollars in immediately available funds and shall not be subject to reduction by way of setoff, defense or counterclaim and are in addition to any other fee, cost or expense payable in connection with the Loan Documents, Failure to pay the LIV Transaction Fee on the date it is due and payable shall constitute an immediate Event of Default.~~

10.16. Monroe Supporting Shares.

10.16.1 On or before December 17, 2021 (or such later date as may be approved by the Administrative Agent in its sole discretion), cause Ultimate Holdings to (a) enter into an agreement and related documentation governing the issuance and registration for resale of the Monroe Supporting Shares, in all cases as requested by and in form and substance satisfactory to the Administrative Agent in its discretion, which agreement will, inter alia, provide that Ultimate Holdings will issue $30,000,000 worth of Class A Common Stock of Ultimate Holdings to the Administrative Agent on such date, subject to the condition that the Administrative Agent may not sell, transfer, assign, pledge or otherwise dispose of the Monroe Supporting Shares before the earlier of (i) August 29, 2022 and (ii) the occurrence of an Event of Default (provided, that the Administrative Agent may transfer, assign or pledge the Monroe Supporting Shares to (A) any Person that is a permitted Assignee under Section 15.6.1, or (B) any successor administrative agent appointed pursuant to Section 14.10) and (b) enter into the Registration Rights Agreement.

10.16.2 With respect to the Monroe Supporting Shares issued pursuant to Section 10.16.1:

(a) upon disposing of any Monroe Supporting Shares, the Administrative Agent shall apply 100% of the net proceeds from such disposition as the mandatory prepayment of the Loans required by Section 6.2.2(b)(vii);

(b) upon Payment in Full, the Administrative Agent shall return any Monroe Supporting Shares that have not been disposed of in accordance with Sections 10.16 and 10.16.2(a); and

(c) Ultimate Holdings may, at any time and from time to time, covenant to issue, or issue, additional shares of Class A Common Stock of Ultimate Holdings to the extent the market value of the Monroe Supporting Shares does not equal or exceed $30,000,000 and such additional shares shall be deemed to be “Monroe Supporting Shares” and

(d) the number of shares issued shall be subject to any applicable cap under the rules and regulations of the Nasdaq stock market (or any securities exchange on which the Class A Common Stock of Ultimate Holdings is listed).

10.17. Second Lien Debt.

10.17.1 By no later than November 22, 2021, the Borrowers shall furnish to the Administrative Agent a copy of the Second Lien Agreement (which shall be in form and substance satisfactory to the Administrative Agent in its discretion), signed by each of the parties thereto, and a copy of the Second Lien Intercreditor Agreement (which shall be in form and substance satisfactory to the Administrative Agent in its discretion) signed by the Second Lien Agent.

10.17.2 On or prior to November 29, 2021 (or such later date as may be agreed by the Administrative Agent in its sole discretion), Ultimate Holdings (or one of its Subsidiaries (x) shall have received the proceeds of the issuance of the Second Lien Debt pursuant to the Second Lien Loan Documents in an aggregate amount at least equal to $20,000,000, and (y) shall have made, or caused to be made, the mandatory prepayment of the Term Loans required by Section 6.2.2(vi).

10.18. Monroe Warrants.

10.18.1 On or prior to November 29, 2021, provide the Administrative Agent with the Monroe Form of Warrant.

10.18.2 On the Termination Date, cause Ultimate Holdings to issue the Monroe Warrants to the Administrative Agent. The parties hereto agree that the issuance of the Monroe Warrants is a material inducement to, and forms a substantial part of the consideration for, the Administrative Agent’s entry into the Tenth Amendment. The undertaking in this Section 10.18 will survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, expiration or termination of the Letters of Credit, termination of this Agreement and the resignation or replacement of Administrative Agent.

10.19. Extension of Lock-up Agreements. By no later than November 22, 2021, cause (a) each of Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17938-6 and Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17937-8, (b) each Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the irrevocable trust No. F/173183, and Nexxus Capital Private Equity Fund VI, L.P. and (c) Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero acting as trustee pursuant to the Contrato de Fideicomiso Irrevocable de Emisión de Cert. Bursátiles Fid. de Desarrollo N.F2416 (LIV Mexico Growth IV N.F2416), and LIV Mexico Growth Fund IV, L.P., in each case to agree to extend its lock-up agreement with respect to the registered shares of Class A Common Stock held by it to the earlier of (i) the date of Payment in Full and (ii) the first day on or after June 30, 2022 on which the Total Leverage Ratio is less than 2.00 to 1. Such extension shall be effective as of November 15, 2021.

SECTION 11: NEGATIVE COVENANTS.

Until Payment in Full, Ultimate Holdings and each Loan Party agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it shall:

11.1. Debt. Not, and not permit any Loan Party or Subsidiary thereof to, create, incur, assume or suffer to exist any Debt, except the following (but solely to the extent also permitted under the Second Lien Loan Documents):

(a) Obligations under this Agreement and the other Loan Documents;

(b) prior to the making of the Term Loans, the Debt to be Repaid;

(c) the Second Lien Debt (and any refinancing thereof to the extent permitted under the Second Lien Intercreditor Agreement), so long as such Debt is subject to the Second Lien Intercreditor Agreement and the outstanding principal amount of such Debt does not, in the aggregate for all Loan Parties and their Subsidiaries, exceed $~~29,100,000~~25,000,000 plus the aggregate amount of interest on the Second Lien Debt that has been capitalized or accrued in accordance with the terms of the Second Lien Loan Documents;

(d) (i) Purchase Money Debt incurred (for avoidance of doubt, other than pursuant to an Acquisition) by a Loan Party or Subsidiary thereof with respect to Equipment that is being acquired (by, and will be used in the ordinary course of business of, such Loan Party or Subsidiary (and any extension, renewal, or refinancing thereof), and (ii) Capitalized Lease Obligations incurred (for avoidance of doubt, other than pursuant to an Acquisition) by a Loan Party or Subsidiary thereof with respect to Equipment that is being acquired by, and will be used in the ordinary course of business of, such Loan Party or Subsidiary (and any extension, renewal, or refinancing thereof), in the cases of clauses (i) and (ii), in an aggregate principal outstanding amount for all Loan Parties and their Subsidiaries under this Section 11.1(d) not to exceed the product of (x) $1,500 multiplied by (y) the number of people (A) employed on a full-time basis by members of the Consolidated Group, and (B) employed by others, but who are working on a full-time equivalent basis on projects for the Consolidated Group, in each case, as of the last day of the most recently ended Computation Period for which financial statements have been delivered (or were required to be delivered) to Administrative Agent under and in accordance with Section 10.1.2;

(e) (i) Permitted Earn-out Obligations, and (ii) Subordinated Debt (for avoidance of doubt, other than any Second Lien Debt and the Permitted Earn-out Obligations, but including all Permitted Investor Debt and Permitted Exitus Debt) incurred after the Closing Date in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed $11,700,000 at any time, so long as such Subordinated Debt is subject to a Subordination Agreement;

(f) unsecured Debt of any Loan Party (other than Intermediate Holdings) to any other Loan Party (other than Intermediate Holdings), as long as (i) such Debt is evidenced by the Master Intercompany Note and pledged and delivered to Administrative Agent pursuant to the Loan Documents as additional collateral security for the Obligations and (ii) the obligations under the Master Intercompany Note are subordinated to the Obligations of Borrowers hereunder on terms and in a manner satisfactory to Administrative Agent, in its discretion (but which terms shall in any event permit payments to be made to any Loan Party so long as no Event of Default of the type described in Sections 13.1.1 or 13.1.4 shall be continuing);

(g) unsecured Debt in respect of netting services and overdraft protections in connection with Deposit Accounts, in an aggregate outstanding amount for all Loan Parties and their Subsidiaries under this Section 11.1(g) not to exceed $100,000 at any time;

(h) loans or advances to employees, officers or directors of any Loan Party or any of its Subsidiaries, in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed $250,000 in any Fiscal Year, made in the ordinary course of business for travel and related expenses;

(i) Contingent Liabilities of a Loan Party consisting of guarantees of trade accounts payable of another Loan Party;

(j) unsecured Debt owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Loan Parties and their Subsidiaries incurred in connection with such Person providing such benefits or insurance pursuant to customary reimbursement obligations to such Person;

(k) unsecured Hedging Obligations incurred for bona fide hedging purposes and not for speculation with respect to risks arising in the ordinary course of Borrowers’ business, in an aggregate outstanding amount for all Loan Parties and their Subsidiaries under this Section 11.1(k) not to exceed $1,000,000 at any time;

(l) unsecured Debt in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case) Debt incurred through the borrowing of money or Contingent Liabilities in respect thereof;

(m) unsecured, non-recourse Debt incurred by any Loan Party or Subsidiary thereof to finance the payment of insurance premiums of such Person, in an aggregate outstanding amount for all Loan Parties and their Subsidiaries under this Section 11.1(m) not to exceed $250,000 at any time;

(n) Debt described on Schedule 11.1, and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;

(o) Debt of any Excluded Foreign Subsidiary to any Loan Party in an aggregate amount not to exceed $1,000,000 in the aggregate at any time outstanding as long as (i) such Debt is evidenced by the Master Intercompany Note and pledged and delivered to Administrative Agent pursuant to the Loan Documents as additional collateral security for the Obligations and (ii) the obligations under the Master Intercompany Note are subordinated to the Obligations of Borrowers hereunder on terms and in a manner satisfactory to Administrative Agent, in its discretion (but which terms shall in any event permit payments to be made to any Loan Party so long as no Event of Default of the type described in Sections 13.1.1 or 13.1.4 shall be continuing);

(p) Debt consisting of the PPP Loans; and

(q) other unsecured Debt owed to any Person that is not an Affiliate of any Loan Party or Subsidiary thereof, in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed $250,000 at any time.

11.2. Liens. Not, and not permit any Loan Party or Subsidiary thereof to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except the following (but solely to the extent also permitted under the Second Lien Loan Documents):

(a) Liens in favor of Administrative Agent granted pursuant to the Loan Documents;

(b) Liens on the Collateral securing the Second Lien Debt, so long as such Liens are subject to the Second Lien Intercreditor Agreement;

(c) [Intentionally Omitted];

(d) Liens securing Purchase Money Debt or Capitalized Lease Obligations, in all cases solely to the extent permitted under Section 11.1(d), provided that any such Lien (i) attaches to the specific property at the time of (or within 20 days following) the original acquisition thereof, (ii) does not extend to cover any property other than such specific property and any after-acquired property that is affixed thereto, (iii) does not extend to any Equity Interests in any Person, and (iv) is limited to such specific property and is not a “blanket” or “all asset” Lien;

(e) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;

(f) Liens arising in the ordinary course of business of the Loan Parties and consisting of (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations, in the case of clauses (i) and (ii), (x) for sums not overdue for a period of more than sixty (60) days or which are being diligently contested in good faith by appropriate proceedings, (y) not involving any advances or borrowed money or the deferred purchase price of property or services, and (z) for which the Loan Parties and their Subsidiaries maintain adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;

(g) easements, rights of way, restrictions (including zoning restrictions), covenants, encroachments, and other similar real estate charges or encumbrances, minor defects or irregularities in title, and other similar real estate Liens not interfering in any material respect with the ordinary conduct of the business of any Loan Party or any Subsidiary thereof;

(h) leases, subleases, licenses, or sublicenses of the assets or properties of any Loan Party or Subsidiary thereof, in each case entered into in the ordinary course of business and not interfering in any material respect with the business of any Loan Party or Subsidiary thereof;

(i) customary set-off rights against depository accounts permitted under this Agreement in favor of banks at which any Loan Party or Subsidiary thereof maintains any such depository accounts, so long as those set-off rights secure only the obligations of such Loan Party or Subsidiary to pay ordinary course fees and bank charges;

(j) Liens consisting of precautionary filings of UCC financing statements filed with respect to Operating Leases permitted under this Agreement and any interest of title of a lessor under any Operating Lease permitted under this Agreement;

(k) attachments, appeal bonds, judgments, and other similar Liens arising in connection with court proceedings, so long as (i) the aggregate outstanding amount of all such attachments, appeal bonds, judgments, and other similar Liens of all Loan Parties and their Subsidiaries does not exceed the amount set forth in Section 13.1.8 at any time, and (ii) the execution or other enforcement of such attachments, appeal bonds, judgments, and other similar Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

(l) as long as the Loan Parties and their Subsidiaries have complied with Section 10.10 with respect to such Deposit Account, normal and customary rights of setoff upon deposits of cash in a Deposit Account in favor of banks or other depository institutions at which such Deposit Account is maintained, which setoff rights (i) only secure the obligations of such Loan Party to pay ordinary course fees and bank charges, or (ii) are otherwise permitted by any control agreement in favor of Administrative Agent with respect to such Deposit Account;

(m) Liens described on Schedule 11.2 as of the Closing Date and renewals and extensions thereof solely on the assets subject to such Liens on the Closing Date; and

(n) other Liens granted to any Person that is not an Affiliate of any Loan Party or Subsidiary thereof in the ordinary course of business, so long as such Liens secure only Permitted Debt in an aggregate outstanding amount, for all Loan Parties and their Subsidiaries, that does not exceed $100,000 at any time.

11.3. Restricted Payments. Not, and not permit any Loan Party or Subsidiary thereof to, (a) make any cash or non-cash dividend, distribution, or payment to any holders of its Equity Interests, (b) purchase or redeem any of its Equity Interests, (c) pay any management fees, transaction-based fees, or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt (including, without limitation, the Second Lien Debt and Permitted Earn-out Obligations) or Earn-Obligations or similar payments, make any redemption, prepayment, defeasance, repurchase or any other payment in respect of the PPP Loans, in each case, other than (x) regularly scheduled payments of principal and interest following the deferral period provided in the CARES Act, and (y) any other payment to the extent funded solely with proceeds from the PPP Loans in the PPP Loan Account (or such other funds approved in writing by Administrative Agent); or (~~f~~e) set aside funds for any of the foregoing. Notwithstanding the foregoing, solely to the extent permitted by the Second Lien Loan Documents, (i) any Loan Party may pay dividends or make distributions to a Borrower any other Domestic Subsidiary that is a Loan Party (in each case, other than to Ultimate Holdings), (ii) any Subsidiary of a Loan Party may pay dividends or make other distributions to any Loan Party (other than to Intermediate Holdings or Ultimate Holdings) or any Subsidiary of a Loan Party; provided that the aggregate amount of Restricted Payments made to a Foreign Subsidiary that are not immediately distributed to a Borrower or a Domestic Subsidiary that is a Loan Party shall not exceed $1,000,000 in the aggregate during any trailing twelve consecutive month period, (iii) any Loan Party or Subsidiary thereof may make Permitted Tax Distributions, (iv) so long as no Event of Default has occurred or would result from the making thereof, any Loan Party or Subsidiary thereof may make payments, in an aggregate amount for all Loan Parties and Subsidiaries not to exceed $250,000 per Fiscal Year, to purchase or redeem Equity Interests of Ultimate Holdings from officers, directors, and employees of such Loan Party or Subsidiary, (v) any Loan Party or Subsidiary thereof may make Permitted Earn-out Payments~~,~~  and (vi) (x) any Loan Party may make the Permitted Second Lien Debt Payments~~, Ultimate Holdings may make the Permitted Investor Debt Payments and the Exitus Borrower may make the Permitted Exitus Debt Payments~~, (y) any Loan Party may, with respect to Subordinated Debt other than the Second Lien Debt, the Permitted Investor Debt and the Permitted Exitus Debt, make payments thereof to the extent expressly permitted under the applicable Subordination Agreement, and (z) the issuance of Second Lien Equity Interests and the issuance of common shares of Ultimate Holdings upon the exercise thereof.

11.4. Mergers, Consolidations, Sales. Not, and not permit any Loan Party or Subsidiary thereof to, (a) be a party to any merger or consolidation, (b) sell, transfer, dispose of, convey or lease any of its assets or Equity Interests (including the sale of Equity Interests of any Subsidiary), (c) sell or assign with or without recourse any Accounts, or (d) purchase or otherwise acquire all or substantially all of the assets or any Equity Interests, or any partnership or joint venture interest in, any other Person or make any Acquisition, in all cases other than, to the extent also permitted by the Second Lien Loan Documents: (i) any such merger, consolidation, sale, transfer, acquisition, conveyance, lease, or assignment of or by any Borrower ~~or Subsidiary~~ with and into any Borrower ~~or any Subsidiary so long as (t) no other provision of this Agreement would be violated thereby, (u) in the case of any such transactions with a Borrower, a Borrower shall be the surviving Person, (v) a SPAC Transaction, so long as such SPAC Transaction is consummated in accordance with Section 3 of the Fourth Amendment, (w) in the case of any such transactions with a Loan Party, a Loan Party shall be the surviving Person, (x) Borrower Representative gives Administrative Agent at least 15 days’ prior written notice of such merger or consolidation, (y) no Default or Event of Default has occurred and is continuing either before or after giving effect to that transaction, and (z) the Lenders’ rights in any Collateral, including the existence, perfection and priority of any Lien thereon, are not adversely affected by that merger or consolidation~~, (ii) Permitted Acquisitions~~,~~ and (iii) Permitted Asset Dispositions~~, (iv) an IPO by Ultimate Holdings otherwise permitted hereunder, and (v) a SPAC Transaction, so long as such SPAC Transaction is consummated in accordance with Section 3 of the Third Amendment~~.

11.5. Modification of Organizational Documents. Not, and not permit any Loan Party or Subsidiary thereof, to allow the charter, by-laws or other organizational documents of any Loan Party or Subsidiary thereof to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of the Lenders (it being understood that any amendment, modification, or waiver increasing or expanding the payment obligations of any Loan Party will be deemed to be materially adverse to the interests of Lenders). Not change, or allow any Loan Party or Subsidiary thereof to change, its state of formation or its organizational form. Not agree to, and not permit any Loan Party or Subsidiary thereof to agree to, any amendment, restatement, supplement, waiver or other modification of the PPP Loans if the effect of such amendment, restatement, supplement, waiver or other modification would be materially adverse to the Loan Parties or the Lenders.

11.6. Transactions with Affiliates. Not, and not permit any Loan Party or Subsidiary thereof to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any Affiliate, other than the Second Lien Documents and the Investor Debt Promissory Note, and, to the extent also permitted under the Second Lien Loan Documents, (a) those set forth on Schedule 11.6, (b) those permitted by Sections 11.3, 11.4(i), and 11.9, to the extent so permitted, (c) loans from AN Extend to IT Global Holding LLC, made solely with the proceeds of loans made under the Second Lien Loan Agreement, (d) the Second Lien Equity Interests, and (e) such other transactions, arrangements and contracts that are on terms which are no less favorable to the Loan Parties than are obtainable from any Person which is not an Affiliate.

11.7. Inconsistent Agreements. Not, and not permit any Loan Party or Subsidiary thereof to, enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by any Borrower hereunder or by the performance by any Loan Party of any of its Obligations hereunder or under any other Loan Document, (b) prohibit any Loan Party from granting to Administrative Agent and the Lenders, a Lien on any of its assets, or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make other distributions to any Borrower or any other Subsidiary, or pay any Debt owed to any Borrower or any other Subsidiary, (ii) make loans or advances to any Loan Party or (iii) transfer any of its assets or properties to any Loan Party, other than, in all cases (but solely to the extent also permitted under the Second Lien Loan Documents): (x) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder, (y) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (z) customary provisions in leases and other contracts restricting the assignment thereof

11.8. Business Activities; Issuance of Equity. Not, and not permit any Loan Party or Subsidiary thereof to, engage in any line of business, other than the businesses engaged in on the Original Closing Date and businesses reasonably related thereto, or any line of business that is reasonably related thereto. Not, and not permit any other Subsidiary to, issue any Equity Interests; ~~(~~provided that (x) Ultimate Holdings may issue Equity Interests therein ~~pursuant to an IPO or~~ pursuant to the Second Lien Equity Interests so long as no Change of Control or other Default or Event of Default occurs as a result thereof~~)~~, (y) Ultimate Holdings may issue the Monroe Supporting Shares and the Monroe Warrants and (z) Ultimate Holdings may issue Equity Interests from time to time so long as it complies with its obligations under Section 6.2.2(b)(ii) with respect to such issuance..

11.9. Investments. Not, and not permit any Loan Party or Subsidiary thereof to, make or permit to exist any Investment in any other Person, except the following (but solely to the extent also permitted under the Second Lien Loan Documents):

(a) contributions by any Borrower or any Subsidiary thereof to the capital of any Borrower;

(b) Investments (including, without limitation, any Contingent Liabilities) constituting Permitted Debt;

(c) Cash Equivalent Investments (provided that the Cash Equivalent Investments of Loan Parties and their Subsidiaries that are not issued or guaranteed by the United States Government may not, at any time, exceed $3,000,000 in the aggregate);

(d) subject to Section 10.10, bank deposits in the ordinary course of business;

(e) Investments received in the ordinary course of business pursuant to a Permitted Asset Disposition (i) in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Account Debtors, or (ii) in notes received in full or partial satisfaction of Accounts owing from financially troubled Account Debtors;

(f) Investments constituting Acquisitions consented to by the Administrative Agent, in its discretion;

(g) Investments in Domestic Subsidiaries of Loan Parties that are themselves Loan Parties on the Closing Date;

(h) Investments listed on Schedule 11.9 as of the Closing Date; and

(i) Investments by any Loan Party in the Excluded Foreign Subsidiaries, in an aggregate amount not to exceed $1,000,000;

(j) Investments by the Borrowers or any Loan Party that is a Domestic Subsidiary in Loan Parties that are Foreign Subsidiaries, (x) permitted pursuant to Section 11.1(f) or (y) in an aggregate amount not to exceed $3,000,000;

(k) Investments constituting Permitted Acquisitions; and

(l) other Investments in any Person that an Affiliate of any Loan Party or Subsidiary thereof, in an aggregate amount for all Loan Parties and their Subsidiaries not to exceed $250,000 at any one time.

11.10. Restriction of Amendments to Certain Documents. Not, and not permit any Loan Party or Subsidiary thereof to, amend or otherwise modify, or waive any rights under any provision of (a) any of the Related Agreements, (b) any of the Second Lien Loan Documents, except to the extent permitted by the Second Lien Intercreditor Agreement or as contemplated by the definition of Second Lien Equity Interests in Section 1.1, (c) any document governing the Permitted AgileThought Earn-out Obligations or any Earn-out Obligations, (d) any document governing any other Subordinated Debt, except, in the case of this clause (d), to the extent permitted under the related Subordination Agreement), or (e) without the prior written consent of the Administrative Agent, the Faktos/Facultas Trust Documents.

11.11. Fiscal Year. Not, and not permit any Loan Party or Subsidiary thereof to, change its Fiscal Year.

11.12. Financial Covenants. Not, and not allow any Loan Party or Subsidiary thereof to~~:~~

11.12.1 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Consolidated Group for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Fixed Charge Coverage
~~June 30, 2019~~	~~1.15:1.00~~
September 30, ~~2019~~2021	~~1.15~~0.20:1.00
December 31, ~~2019~~2021	~~1.20~~0.20:1.00
~~March 31, 2020, June 30, 2020, and September 30, 2020~~	~~1.25:1.00~~
~~December 31, 2020~~	~~1.15:1.00~~
March 31, ~~2021~~2022	~~1.10~~0.20:1.00
June 30, ~~2021~~2022	~~0.65~~0.20:1.00
September 30, ~~2021~~2022	~~0.75~~0.20:1.00
December 31, ~~2021~~2022 and each Computation Period ending thereafter	~~1.25~~1.00:1.00

11.12.2 Total Leverage Ratio. Permit the Total Leverage Ratio of the Consolidated Group for any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Total Leverage Ratio
~~June 30, 2019~~	~~3.75:1.00~~
~~September 30, 2019~~	~~3.50:1.00~~
~~December 31, 2019~~	~~3.50:1.00~~
~~March 31, 2020~~	~~3.25:1.00~~
~~June 30, 2020~~	~~3.00:1.00~~
~~September 30, 2020~~	~~3.50:1.00~~
~~December 31, 2020~~	~~5:40:1.00~~
~~March 31, 2021~~	~~5.25:1.00~~
~~June 30, 2021~~	~~8.00:1.00~~
September 30, 2021	~~6.50~~18.00:1.00
December 31, 2021	~~4.00~~6.10:1.00
March 31, 2022	6.10:1.00
~~March 31,~~June 30, 2022 and each Computation Period ending thereafter	~~3.00~~4:00:1.00

11.12.3 Capital Expenditures. Permit the aggregate amount of all Capital Expenditures made by Loan Parties and their Subsidiaries in any Fiscal Year to exceed the Capital Expenditures Limit for such Fiscal Year.

11.13. Compliance with Laws. Not, and not permit any Loan Party or Subsidiary thereof to, fail to comply with the laws, regulations and executive orders referred to in Sections 9.30, 9.31 and 9.32.

11.14. Holdings Companies Covenants. The Holdings Companies shall not, directly or indirectly, (a) enter into any agreement (including any agreement for the incurrence or assumption of Debt, any purchase, sale, lease or exchange of any property or the rendering of any service), between itself and any other Person, other than the Holdings Documents, (b) hold any assets, incur any liabilities, or engage in any business or conduct any activity, other than (i) the making of Investments existing on the Closing Date (as set forth on Schedule 11.9), (ii) the performance of its obligations under the Holdings Documents in accordance with the terms hereof and thereof, (iii) the performance of ministerial activities and the payment of taxes and administrative fees, (iv) ~~the issuance of an IPO,~~[reserved] (v) entering into and performing its obligations as “Borrower” (as defined in the Second Lien Loan Agreement), (vi) the performance of its obligations hereunder and under the Second Lien Loan Documents (and obtaining rights against AN Extend arising out of the issuance by Ultimate Holdings of its Equity Interests pursuant to the Second Lien Loan Documents) ~~and in the case of Ultimate Holdings, making capital contribution to Intermediate Holdings, which will in turn make capital contributions to IT Global Holding LLC, with the proceeds of the loans made under the Second Lien Loan Agreement, to finance the AgileThought Acquisition~~ and (vii) in the case of Ultimate Holdings, incurring Contingent Liabilities permitted by Section 11.1(i), and in the case of Ultimate Holdings, actions in connection with the issuance and sale of its common stock and other customary activities taken by Ultimate Holdings to the extent arising from its status as an issuer of securities that are publicly registered, or (c) consolidate or merge with or into any other Person. Each Holdings Company shall preserve, renew and keep in full force and effect its existence.

11.15. No Excluded Foreign Subsidiaries. Absent the consent of Administrative Agent in its discretion, no Loan Party or Subsidiary thereof will create, form, or acquire, or hold any Equity Interests in any Excluded Foreign Subsidiary (other than Excluded Foreign Subsidiaries in existence on the Closing Date) or make any other Investment in any Excluded Foreign Subsidiary on or after the Closing Date other than as permitted under Section 11.9(i).

11.16. Claims Related to PPP Loans. Not, and not permit any Subsidiary to assert any demands, actions, causes of action, suits, controversies, claims, counterclaims, or defenses whatsoever (including, without limitation, that the Administrative Agent or any Lender provided advisory services with respect thereto) against the Administrative Agent or any Lender in connection with any PPP Loan, the CARES Act, or any process related thereto~~.~~

SECTION 12: EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

The effectiveness of this Agreement and the obligation of each Lender to make its Loans and of each Issuing Lender to issue Letters of Credit is subject to the following conditions precedent:

12.1. Initial Credit Extension. The effectiveness of this Agreement, and the obligation of the Lenders to make the Loans on the Closing Date and to make additional Revolving Loans on and after the Closing Date are, in addition to the conditions precedent specified in Section 12.2 subject to satisfaction of the following conditions precedent (and the date on which all such conditions precedent have been satisfied or waived in writing by Administrative Agent and the Lenders is called the “Closing Date”), it being agreed that the request by Borrower Representative for the making of any initial Loans on the Closing Date will be deemed to constitute a representation and warranty by Borrowers that the conditions precedent set forth in this Section 12.1 will be satisfied at the time of the making of those Loans (unless waived in writing by Administrative Agent, in its discretion).:

12.1.1 Agreement, Notes and other Loan Documents. Administrative Agent has received the following, each duly executed and effective as of the Closing Date (or any earlier date satisfactory to Administrative Agent), in form and substance satisfactory to Administrative Agent in its discretion (a) this Agreement, (b) to the extent requested by any Lender, one or more Notes made payable to that Lender, (c) the Guaranty and Collateral Agreement, together with all instruments, transfer powers, and other items required to be delivered in connection with the Guaranty and Collateral Agreement, (d) all Mexican Loan Documents, (e) the Second Lien Intercreditor Agreement, (f) the AgileThought Seller Subordination Agreement, and (g) all other Loan Documents (except to the extent to be delivered pursuant to Section 10.13).

12.1.2 Authorization Documents. For each Loan Party, Administrative Agent has received the following, each in form and substance satisfactory to Administrative Agent in its discretion (a) that Person’s charter (or similar formation document), certified by the appropriate Governmental Authority, (b) good standing certificates in that Person’s state of incorporation (or formation) and in each other state in which that Person is qualified to do business if reasonably requested by Administrative Agent, (c) that Person’s bylaws (or similar governing document), (d) resolutions of its board of directors (or similar governing body) approving and authorizing that Person’s execution, delivery, and performance of the Loan Documents to which it is party and the transactions contemplated thereby, and (e) signature and incumbency certificates of that Person’s officers and/or managers executing any of the Loan Documents (which certificates Administrative Agent and each Lender may conclusively rely on until formally advised by a like certificate of any changes in any such certificate), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.

12.1.3 Consents, etc. Administrative Agent has received certified copies of all documents evidencing any necessary company action, consents and governmental approvals (if any) required for the execution, delivery, and performance by the Loan Parties of the documents referred to in this Section 12, each in form and substance satisfactory to Administrative Agent in its discretion.

12.1.4 Letter of Direction. Administrative Agent has received a letter of direction containing funds flow information with respect to the proceeds of the Loans on the Closing Date, duly executed and dated as of the Closing Date, in form and substance satisfactory to Administrative Agent in its discretion.

12.1.5 Perfection Certificate. Administrative Agent has received a Perfection Certificate completed and executed by each Loan Party, in form and substance satisfactory to Administrative Agent in its discretion.

12.1.6 Opinions of Counsel. Administrative Agent has received opinions of counsel for each Loan Party, including local counsel reasonably requested by Administrative Agent, each duly executed and dated as of the Closing Date (or any earlier date satisfactory to Administrative Agent), in form and substance satisfactory to Administrative Agent in its discretion.

12.1.7 Insurance. Administrative Agent has received evidence of the existence of insurance required to be maintained pursuant to Section 10.3, together with evidence that Administrative Agent has been named as a lender’s loss payee and an additional insured on all related insurance policies, all in form and substance satisfactory to Administrative Agent in its discretion.

12.1.8 Related Transactions. Administrative Agent has received (a) copies of each of the Related Agreements, executed by each party thereto, certified by the secretary or assistant secretary (or similar officer) of Borrower Representative as being true, accurate and complete, and (b) evidence, reasonably satisfactory to Administrative Agent, that the Loan Parties have completed, or concurrently with the initial credit extension hereunder will complete, the Related Transactions in accordance with the terms of the Related Agreements (without any amendment thereto or waiver thereunder unless consented to by the Lenders).

12.1.9 Payment of Fees. Administrative Agent has received evidence of payment by Borrowers of all accrued and unpaid fees, costs, and expenses to the extent then due and payable on the Closing Date (including, without limitation, fees under the Agent Fee Letter), together with all Attorney Costs of Administrative Agent to the extent invoiced prior to the Closing Date, plus all additional amounts of Attorney Costs that constitute Administrative Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by Administrative Agent through the closing proceedings (but no such estimate will preclude a final settling of accounts between Borrowers and Administrative Agent in respect of those Attorney Costs).

12.1.10 Second Lien Loan Documents. Administrative Agent has received, in form and substance satisfactory to Administrative Agent in its discretion, copies of the Second Lien Loan Documents, certified by the secretary or assistant secretary (or similar officer) of Borrower Representative as being true, accurate, and complete.

12.1.11 Debt to be Repaid. Administrative Agent has received evidence, satisfactory to Administrative Agent in its discretion, that (x) all Debt to be Repaid has been (or concurrently with the initial borrowing will be) paid in full and that all agreements and instruments governing the Debt to be Repaid and that all Liens securing the Debt to be Repaid have been (or concurrently with the initial borrowing will be) terminated and (y) none of the of the Loan Parties or their Subsidiaries are obligated on any Debt to any shareholder of any Holdings Company.

12.1.12 Solvency Certificate. Administrative Agent has received a solvency certificate, in form and substance satisfactory to Administrative Agent in its discretion, executed by a Senior Officer of the Borrower Representative.

12.1.13 Search Results; Lien Terminations. Administrative Agent has received certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Loan Party (under their present names and any previous names) as debtors, together with (a) copies of all such financing statements, (b) payoff letters evidencing repayment in full of all Debt to be Repaid, the termination of all agreements relating thereto, and the release of all Liens granted in connection therewith, with Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing (other than Permitted Liens), (c) Uniform Commercial Code termination statements pertaining to previously terminated financing, lease, and/or consignment relationships for which financing statements remain of record, in each case as Administrative Agent reasonably requests, and (d) all other Uniform Commercial Code termination statements as Administrative Agent in its discretion requests.

12.1.14 Filings, Registrations, and Recordings. Administrative Agent has received, in form and substance satisfactory to it in its discretion, each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or requested by Administrative Agent in its discretion to be filed, registered, or recorded in order to create in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, a perfected Lien on the collateral described therein (but only to the extent that perfection may be achieved by such a filing, registration, or recording), prior to any other Liens (subject only to Permitted Liens), in proper form for filing, registration, or recording.

12.1.15 Closing Certificate. Administrative Agent has received a certificate, in form and substance satisfactory to Administrative Agent in its discretion executed by a Senior Officer of Borrower Representative on behalf of Borrowers certifying (a) the matters set forth in Sections 12.1 and 12.2 as of the Closing Date, and (b) after giving effect to the making of the Term Loans, as to the occurrence of the closing of the AgileThought Related Transactions and that the closing has been consummated in accordance with the terms of the AgileThought Related Agreements without waiver of any material condition thereof.

12.1.16 Financial Statements. Administrative Agent has received and is reasonably satisfied with all financial statements of the Loan Parties requested by Administrative Agent, including, without limitation, the audited financial statements of (x) AN Global Holding LLC and its Subsidiaries for the fiscal year period ending December 31, 2018 and (y) AgileThought and its Subsidiaries for the fiscal year period ending December 31, 2018.

12.1.17 No Material Adverse Change. There has not occurred since December 31, 2018 any developments or events that, individually or in the aggregate with any other circumstances, has had or could reasonably be expected to have a Material Adverse Effect.

12.1.18 Investment Documents; Capital Structure. Administrative Agent has received confirmation of the ownership and capital structure of the Loan Parties and in its discretion is satisfied with the constituent documents of the Loan Parties and related investment agreements.

12.1.19 Financial Tests. Administrative Agent has received evidence satisfactory to it in its discretion that (a) the Consolidated Group has generated EBITDA over the trailing period of four Fiscal Quarters of not less than $33,000,000, determined on a pro forma basis after giving effect to (i) the AgileThought Related Transactions, (ii) the funding of the initial Loans on the Closing Date as provided under this Agreement, including the payment of all fees, costs and expenses as set forth above, and (iii) year-end and other adjustments reasonably satisfactory to Administrative Agent; and (b) the Loan Parties and their Subsidiaries have reasonably sufficient liquidity to operate their business plan and in an amount satisfactory to Administrative Agent (with no payables stretched beyond their customary payment practices.

12.1.20 Diligence. Completion by Administrative Agent of its review of all due diligence materials furnished to it by the Loan Parties.

12.1.21 Financial Condition. Administrative Agent has completed an examination of the financial condition of the Loan Parties satisfactory to it in its discretion, including, without limitation a quality-of-earnings report.

12.1.22 Background Checks. Administrative Agent has reviewed and is satisfied in its discretion with background checks on certain key management and shareholders of the Loan Parties and their Subsidiaries.

12.1.23 Opening Balances. After giving effect to the initial Loans on the Closing Date and the payment of all fees, costs and expenses as set forth above (with no payables stretched beyond their customary payment practices), the outstanding principal balance of the Loans does not exceed an amount equal to (i) EBITDA over the trailing twelve (12) month period, determined on a pro forma basis after giving effect to (x) the AgileThought Related Transactions, (y) the funding of the initial Loans on the Closing Date as provided under this Agreement, including the payment of all fees, costs and expenses as set forth above, and (z) year-end and other adjustments reasonably satisfactory to Administrative Agent, multiplied by (ii) 3.00.

12.1.24 Non-Compete and Support Agreements. Key management and shareholders of the Loan Parties identified by Administrative Agent have entered into employment or other agreements containing customary provisions, including, without limitation, non-compete, non-solicitation, and confidentiality, all on terms satisfactory to Administrative Agent in its discretion.

12.1.25 [Intentionally Omitted].

12.1.26 ~~Second Lien Debt. Evidence reasonably acceptable to Administrative Agent that Second Lien Lenders have a funded a minimum of $25,000,000 of cash Second Lien Debt to the Loan Parties, on terms satisfactory to Administrative Agent in its sole discretion.~~  [Intentionally Omitted].

12.1.27 Other. Administrative Agent has received all other documents identified on that certain closing checklist prepared by counsel to Administrative Agent for the transactions contemplated hereby and all other documents reasonably requested by Administrative Agent or any Lender

The parties hereto hereby agree and acknowledge that the Closing Date has not occurred as of the date of this Agreement. Notwithstanding anything to the contrary set forth herein, Section 13.1.10, Section 14, and Sections 15.5, 15.8, 15.17, 15.18 and 15.19 shall be deemed effective as of the date of this Agreement, upon receipt by the Administrative Agent of duly executed counterparts by the parties hereto.

12.2. Conditions Precedent to all Loans and Letters of Credit. The obligation of each Lender to make each of the Loans (including, without limitation, any Revolving Loans and Incremental Term Loans), and the obligation of the Issuing Lenders to issue each Letter of Credit, is subject to the following further conditions precedent that:

12.2.1 Compliance with Warranties/No Default. Both before and after giving effect to any borrowing (including, without limitation, any Revolving Loans and Incremental Term Loan) and the issuance of any Letter of Credit, the following shall be true and correct:

(a) the representations and warranties of each Loan Party set forth in this Agreement and the other Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date);

(b) no Default or Event of Default shall have then occurred and be continuing or would result from such borrowing; and

(c) if such borrowing is of a Revolving Loan, as of the last day of the mostly recently concluded trailing 12 month period, and calculated on a pro forma basis as if such Revolving Loan had been made on that last day, the Consolidated Group is in pro forma compliance with the level of each of the financial covenants set forth in Section 11.12 for the most recently ended month for which financial statements have been (or were required to be) delivered under and in accordance with Section 10.1.2.

12.2.2 Confirmatory Certificate. If requested by Administrative Agent or any Lender, Administrative Agent has received (in sufficient counterparts to provide one to Administrative Agent and each Lender) a certificate dated the date of the requested Loan or Letter of Credit and signed by a duly authorized representative of Borrower Representative as to the matters set out in Section 12.2.1 and 12.3 (it being understood that each request by Borrower Representative for the making of a Loan or issuance of Letter of Credit will be deemed to constitute a representation and warranty by Borrowers that the conditions precedent set forth in Section 12.2.1 and 12.3 will be satisfied at the time of the making of that Loan or issuance of Letter of Credit), together with such other documents as Administrative Agent or any Lender may reasonably request in support thereof.

12.3. Additional Conditions Precedent to each Incremental Term Loan. The obligation (if any) of each Lender to make each Incremental Term Loan is subject to the following further conditions precedent that:

12.3.1 Use of Proceeds. Administrative Agent is satisfied in its sole discretion that Borrowers will use the proceeds of such Incremental Term Loan on or about the requested borrowing date in connection with an Acquisition consented to by Administrative Agent, in its discretion, and otherwise in accordance with Section 10.6.

12.3.2 Total Leverage Ratio. As of the last day of the mostly recently concluded trailing 12 month period for the most recently ended month for which financial statements have been (or were required to be) delivered under and in accordance with Section 10.1.2 and calculated on a pro forma basis as if such Incremental Term Loan and the related Acquisition had each been made on that last day, the Total Leverage Ratio of the Consolidated Group was no greater than 3.25:1.00.

12.3.3 Consent. (i) Such Lender, in its discretion, consents to making of such Incremental Term Loan and (ii) the Administrative Agent, in its discretion, has consented in writing to the making of the requested Incremental Term Loan.

SECTION 13: EVENTS OF DEFAULT AND THEIR EFFECT.

13.1. Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

13.1.1 Non-Payment of the Loans, etc. (a) Default in the payment when due of the principal of any Loan, or (b) default, and continuance thereof for five (5) or more days, in the payment when due of any interest, fee reimbursement obligation with respect to any Letter of Credit, or other amount payable by Borrowers under this Agreement or under any other Loan Document.

13.1.2 Non-Payment of Other Debt. (a) Any event of default shall occur under the terms applicable to any Subordinated Debt (including, without limitation, the Second Lien Debt and Permitted AgileThought Earn-out Obligations), or (b) any default or event of default shall occur under the terms applicable to any other Debt of any Loan Party (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) in an aggregate amount exceeding $500,000), and, and such default (i) consists of the failure to pay that Debt when due, whether by acceleration or otherwise, or (ii) accelerates the maturity of that Debt or permits the holder or holders thereof, or any trustee or agent for any such holder or holders, to cause that Debt to become due and payable (or require any Loan Party to purchase or redeem that Debt or post cash collateral in respect thereof) prior to its expressed maturity.

13.1.3 Other Material Obligations. Default in the payment when due, or in the performance or observance of, any Material Contract or the Faktos/Facultas Trust Documents; provided that an immaterial default in the performance or observance of the LIV Equity Contribution Agreement shall not constitute an Event of Default under this Section 13.1.3.

13.1.4 Bankruptcy, Insolvency, etc. Any of the following occurs: (a) any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due, (b) any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver, or other custodian for that Loan Party or any property thereof, or makes a general assignment for the benefit of creditors, (c) in the absence of any such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within days, (d) any Insolvency Proceeding, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party, and that Insolvency Proceeding or proceeding (i) is not commenced by that Loan Party, (ii) is consented to or acquiesced in by that Loan Party, or (iii) remains for 45 days undismissed, or (e) any Loan Party takes any action to authorize, or in furtherance of, any of the foregoing.

13.1.5 Non-Compliance with Loan Documents. (a) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.5, 10.2, 10.3(b), 10.5, 10.6, 10.10, 10.11, 10.12, 10.13, ~~or 10.15,~~10.16, 10.17, 10.18, 10.19, or Section 11, or (b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for 30 or more days after the earlier of (i) the date any Loan Party knows or reasonably should have known of such failure or (ii) the date of receipt by Borrower Representative (or any Borrower) of notice from Administrative Agent or Required Lenders of such failure.

13.1.6 Representations; Warranties. Any representation or warranty made by Ultimate Holdings or any Loan Party in this Agreement or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to Administrative Agent or any Lender in connection with this Agreement is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

13.1.7 Pension Plans. Any of the following occurs: (a) any Person institutes steps to terminate a Pension Plan if as a result of that termination any Loan Party or Subsidiary thereof could be required to make a contribution to that Pension Plan, or could incur a liability or obligation to that Pension Plan, in excess of $500,000; (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA with respect to any Borrower or any Subsidiary; (c) the Unfunded Liability of all Pension Plans sponsored and maintained by any Loan Party or Subsidiary thereof exceeds 20% of the Total Plan Liability for those plans; or (d) there occurs any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of that withdrawal (including any outstanding withdrawal liability that any Borrower or any member of the Controlled Group have incurred on the date of that withdrawal) to which any Loan Party or Subsidiary thereof is reasonably expected to incur exceeds $500,000.

13.1.8 Judgments. One or more final judgments which exceed an aggregate of $500,000 are rendered against any Loan Party (not covered by insurance as to which the insurance company has acknowledged coverage, so long as that insurance is paid to Borrowers within 30 days of the rendering of those judgments) and have not been paid, discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of those judgments.

13.1.9 Invalidity of Documents, etc. Any Loan Document ceases to be in full force and effect, or any Loan Party (or any Person by, through, or on behalf of any Loan Party) contests in any manner the validity, binding nature, or enforceability of any Loan Document.

13.1.10 Closing Date. The Required Lenders have determined, in their discretion, that the Closing Date shall have failed to occur on or prior to 5:00 p.m. Mexico City time on July 25, 2019, or such later date as the Required Lenders shall agree to in their discretion.

13.1.11 Change of Control. A Change of Control shall occur.

13.1.12 [Intentionally Omitted].

13.1.13 Invalidity of Subordination Provisions, etc. Any subordination provision in any document or instrument governing any Subordinated Debt (including, without limitation, the Second Lien Intercreditor Agreement, the AgileThought Seller Subordination Agreement, the Master Intercompany Note or any other Subordination Agreement), or any subordination provision in any guaranty by any Loan Party of any Subordinated Debt, shall cease to be in full force and effect, or any Loan Party shall contest in any manner the validity, binding nature or enforceability of any such provision.

13.1.14 Entrepids and Extend Earn-out Obligations. (a) The Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Entrepids shall not have been paid in full on by February 3, 2020; or (b) the Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Entrepids shall not have been paid in full by February 13, 2020.

13.1.15 Non-Compliance with PPP Loan Terms; CARES Act. (a) The occurrence of any event of default under the terms of any PPP Loan, (b) any failure by any Loan Party or any Subsidiary to comply with or to perform any covenants set forth in Section 10.14 or (c) any failure by any Loan Party or any Subsidiary to comply in all material respects with the applicable provisions of the CARES Act.

13.2. Effect of Event of Default. If any Event of Default described in Section 13.1.4 occurs in respect of any Borrower, then the Commitments will immediately terminate and the Loans and all other Obligations under this Agreement will become immediately due and payable and Borrowers will become immediately obligated to Cash Collateralize all Letters of Credit, all without presentment, demand, protest or notice of any kind. If any other Event of Default occurs and is continuing, then Administrative Agent may (and, upon the written request of the Required Lenders shall) declare, in a written notice to Borrower Representative, the Commitments to be terminated in whole or in part and/or declare all or any part of the Loans and all other Obligations under this Agreement to be due and payable and/or demand that Borrowers immediately Cash Collateralize all Letters of Credit, whereupon the Commitments will immediately terminate (or be reduced, as applicable) and/or the Loans and other Obligations under this Agreement will become immediately due and payable (in whole or in part, as applicable) and/or Borrowers shall immediately become obligated to Cash Collateralize the Letters of Credit (all or any, as applicable), all without presentment, demand, protest or notice of any kind (other than as expressly provided for above in this sentence). Administrative Agent shall promptly advise Borrower Representative of any such declaration, but failure to do so will not impair the effect of any such declaration. Any cash collateral delivered under this Agreement will be held by Administrative Agent (without liability for interest thereon) and applied by Administrative Agent to any remaining Obligations under this Agreement, and any excess will be delivered to Borrower Representative or as a court of competent jurisdiction elects. After the expiration or termination of all Letters of Credit, all such cash collateral will be applied by Administrative Agent to any remaining Obligations under this Agreement and any excess will be delivered to Borrower Representative or as a court of competent jurisdiction elects.

13.3. Credit Bidding. The Loan Parties and the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product provider will be deemed to authorize) Administrative Agent, based upon the instruction of the Required Lenders, to Credit Bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted by Administrative Agent in accordance with applicable law, based upon the instruction of the Required Lenders, under any provisions of the Uniform Commercial Code, as part of any sale or investor solicitation process conducted by any Loan Party, any interim receiver, receiver, receiver and manager, administrative receiver, trustee, agent, or other Person pursuant or under any insolvency laws, in each case subject to the following limitations: (a) the Required Lenders may not direct Administrative Agent in any manner that does not treat each of the Lenders equally, without preference or discrimination, in respect of consideration received as a result of any Credit Bid, (b) the acquisition documents must be commercially reasonable and contain customary protections for minority holders, such as, among other things, anti-dilution and tag-along rights, (c) the exchanged debt or equity securities must be freely transferable, without restriction (subject to applicable securities laws), and (d) reasonable efforts must be made to structure the acquisition in a manner that causes the governance documents pertaining thereto to not impose any obligations or liabilities upon the Lenders individually (such as indemnification obligations). For purposes of this Section 13.3, the term “Credit Bid” means an offer submitted by Administrative Agent (on behalf of the Lenders), based upon the instruction of the Required Lenders, to acquire the property of any Loan Party or any portion thereof in exchange for and in full and final satisfaction of all or a portion (as determined by Administrative Agent, based upon the instruction of the Required Lenders) of the claims and Obligations under this Agreement and other Loan Documents.

SECTION 14: THE AGENTS.

14.1. Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 14.10) appoints, designates, and authorizes Administrative Agent to take any action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise any powers and perform any duties as are expressly delegated to it, as applicable, by the terms of this Agreement or any other Loan Document, together with all powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Administrative Agent will not have any duty or responsibility except those expressly set forth in this Agreement, nor will Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities are to be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent, as applicable. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement and in other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, that term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

14.2. Issuing Lenders. The Issuing Lenders shall act on behalf of the Lenders (according to their Pro Rata Shares) with respect to any Letters of Credit issued by them and the documents associated therewith. The Issuing Lenders will have all of the benefits and immunities (a) provided to Administrative Agent in this Section 14 with respect to any acts taken or omissions suffered by the Issuing Lenders in connection with Letters of Credit issued by them or proposed to be issued by them and the applications and agreements for letters of credit pertaining to those Letters of Credit as fully as if the term “Administrative Agent,” as used in this Section 14, included the Issuing Lenders with respect to all such acts or omissions, and (b) as additionally provided in this Agreement with respect to the Issuing Lenders

14.3. Delegation of Duties. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and is entitled to advice of counsel and other consultants or experts concerning all matters pertaining to those duties. Administrative Agent will not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

14.4. Exculpation of Administrative Agent. None of Administrative Agent and its directors, officers, employees, and agents (a) will be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent resulting from its own gross negligence or willful misconduct in connection with its duties expressly set forth in this Agreement as determined by a final, non-appealable judgment by a court of competent jurisdiction), or (b) will be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document (or the creation, perfection, or priority of any Lien or security interest therein), or for any failure of any Borrower or any other party to any Loan Document to perform its Obligations under this Agreement or under any other Loan Documents. Administrative Agent is not and will not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books, or records of any of the Loan Parties and their Subsidiaries and Affiliates.

14.5. Reliance by Administrative Agent. Administrative Agent may rely, and will be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, electronic mail message, affidavit, letter, telegram, facsimile, telex or telephone message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers), independent accountants, and other experts selected by Administrative Agent. Administrative Agent will be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Administrative Agent first receives all advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify Administrative Agent against any and all liability and expense which might be incurred by Administrative Agent by reason of taking or continuing to take any such action. Administrative Agent will in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and each such request and any action taken or failure to act pursuant thereto will be binding upon each Lender. For purposes of determining compliance with the conditions specified in Section 12, each Lender that has signed this Agreement will be deemed to have consented to, approved, or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent has received written notice from that Lender prior to the proposed Closing Date specifying its objection thereto.

14.6. Notice of Default. Administrative Agent will not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of the Lenders, unless Administrative Agent has received written notice from a Lender or a Borrower referring to this Agreement, describing that Event of Default or Default and stating that that notice is a “notice of default.” Administrative Agent shall promptly notify the Lenders of its receipt of any such notice. Administrative Agent shall take all such actions with respect to each such Event of Default or Default as requested by the Required Lenders in accordance with Section 13, but unless and until Administrative Agent has received any such request, Administrative Agent may (but will not be required to) take any action, or refrain from taking any action, with respect to any Event of Default or Default as Administrative Agent deems advisable or in the best interest of the Lenders.

14.7. Credit Decision. Each Lender acknowledges that Administrative Agent has not made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the Loan Parties, will be deemed to constitute any representation or warranty by Administrative Agent to any Lender as to any matter, including whether Administrative Agent has disclosed material information in its possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon Administrative Agent and based on documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Loan Parties, and made its own decision to enter into this Agreement and to extend credit to Borrowers under this Agreement. Each Lender also represents to Administrative Agent that it will, independently and without reliance upon Administrative Agent and based on documents and information as it deems appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make all investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of Borrowers. Except for notices, reports and other documents expressly required in this Agreement to be furnished to the Lenders by Administrative Agent, Administrative Agent will not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Borrower which may come into the possession of Administrative Agent.

14.8. Indemnification. Whether or not the transactions contemplated by this Agreement are consummated, each Lender shall indemnify upon demand Administrative Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), according to its applicable Pro Rata Share, from and against any and all Indemnified Liabilities, except that no Lender will be liable for any payment to any such Person of any portion of the Indemnified Liabilities to the extent determined by a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the applicable Person’s own gross negligence or willful misconduct. No action taken in accordance with the directions of the Required Lenders will be deemed to constitute gross negligence or willful misconduct for purposes of this Section 14.8. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and Taxes) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to in this Agreement, to the extent that Administrative Agent is not reimbursed for any such expenses by or on behalf of Borrowers. The undertaking in this Section 14.8 will survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, expiration or termination of the Letters of Credit, termination of this Agreement and the resignation or replacement of Administrative Agent.

14.9. Administrative Agent in its Individual Capacity. Monroe Capital and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Loan Parties and Affiliates as though Monroe Capital were not Administrative Agent under this Agreement and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to those activities, Monroe Capital or its Affiliates might receive information regarding Borrowers or their Affiliates (including information that is subject to confidentiality obligations in favor of any Borrower or any such Affiliate) and acknowledges that Administrative Agent will be under no obligation to provide any such information to them. With respect to their Loans (if any), Monroe Capital and its Affiliates have the same rights and powers under this Agreement as any other Lender and may exercise the same as though Monroe Capital were not Administrative Agent, and the terms “Lender” and “Lenders” include Monroe Capital and its Affiliates, to the extent applicable, in their individual capacities.

14.10. Successor Administrative Agent. Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders. If Administrative Agent resigns under this Agreement, the Required Lenders shall, with (so long as no Event of Default exists) the consent of Borrower Representative (which may not be unreasonably withheld or delayed), appoint from among the Lenders a successor Administrative Agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with the Lenders and Borrower Representative, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent under this Agreement, that successor agent will succeed to all the rights, powers, and duties of the retiring Administrative Agent and the term “Administrative Agent” will mean that successor agent, and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent will be terminated. After any retiring Administrative Agent’s resignation under this Agreement as Administrative Agent, the provisions of this Section 14.4 and Sections 15.5 and 15.17 will inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation will nevertheless thereupon become effective and the Required Lenders shall perform all of the duties of Administrative Agent under this Agreement until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

14.11. Collateral Matters. Each Lender authorizes and directs Administrative Agent to enter into the other Loan Documents for the benefit of Lenders. Each Lender hereby agrees that, except as otherwise set forth in this Agreement, any action taken by Administrative Agent or Required Lenders in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by Administrative Agent or Required Lenders of the powers set forth in this Agreement or therein, together with all other powers as are reasonably incidental thereto, will be authorized by, and binding upon, all Lenders. Administrative Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to this Agreement and the other Loan Documents. The Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to do any and all of the following: (a) to release any Lien granted to or held by Administrative Agent under any Collateral Document (i) upon Payment in Full; (ii) upon property sold or to be sold or disposed of as part of or in connection with any disposition permitted under this Agreement (including the release of any Guarantor in connection with any such disposition); or (iii) subject to Section 15.1 if approved in writing by the Required Lenders; or (b) to subordinate its interest in any Collateral to any holder of a Lien on that Collateral which is permitted by Section 11.2(d) (it being understood that Administrative Agent may conclusively rely on a certificate from Borrower Representative in determining whether the Debt secured by any such Lien is permitted by Section 11.1(d)). Upon request by Administrative Agent at any time, the Lenders will confirm in writing Administrative Agent’s authority to release, or subordinate its interest in, particular types or items of Collateral pursuant to this Section 14.11. Each Lender hereby authorizes Administrative Agent to give blockage, enforcement or other notices in connection with any Subordinated Debt, including, without limitation, the Second Lien Debt and AgileThought Earn-out Obligations.

14.12. Restriction on Actions by Lenders. Each Lender shall not, without the express written consent of Administrative Agent, and shall, upon the written request of Administrative Agent (to the extent it is lawfully entitled to do so, set-off against the Obligations, any amounts owing by that Lender to a Loan Party or any deposit accounts of any Loan Party now or hereafter maintained with that Lender. Each Lender shall not, unless specifically requested to do so in writing by Administrative Agent, take or cause to be taken any action, including the commencement of any legal or equitable proceedings, to foreclose any loan or otherwise enforce any security interest in any of the Collateral or to enforce all or any part of this Agreement or the other Loan Documents. All enforcement actions under this Agreement and the other Loan Documents against the Loan Parties or any third party with respect to the Obligations or the Collateral may be taken by only Administrative Agent (at the direction of the Required Lenders or as otherwise permitted in this Agreement) or by its agents at the direction of Administrative Agent.

14.13. Administrative Agent May File Proofs of Claim.

14.13.1 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to any Loan Party (including any Insolvency Proceeding), Administrative Agent (irrespective of whether the principal of any Loan is then due and payable as expressed in this Agreement or by declaration or otherwise and irrespective of whether Administrative Agent has made any demand on Borrowers) may, by intervention in any such proceeding or otherwise, do any and all of the following:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Administrative Agent and its respective agents and counsel and all other amounts due the Lenders and Administrative Agent under Sections 5, 15.5 and 15.17) allowed in such judicial proceedings; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

14.13.2 Any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such proceeding is hereby authorized by each Lender to make all payments to Administrative Agent and, in the event that Administrative Agent consents to the making of such payments directly to the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 5, 15.5, and 15.17.

14.13.3 Nothing contained in this Agreement will be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

14.14. Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “co-agent,” “book manager,” “lead manager,” “arranger,” “lead arranger” or “co-arranger,” if any, has any right, power, obligation, liability, responsibility, or duty under this Agreement other than, in the case of any Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified has or is deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action under this Agreement.

14.15. Protective Advances. Administrative Agent may, at any time, make all disbursements and advances (“Protective Advances”) that Administrative Agent, in its discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Loan Parties of the Loans and other Obligations, the Reimbursement Obligations, the L/C Obligations or to pay any other amount chargeable to the Loan Parties pursuant to the terms of this Agreement and the other Loan Documents, including, without limitation, costs, fees and expenses as described in Section 15.5. Protective Advances are repayable on demand and shall be secured by the Collateral and bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans. The maximum aggregate amount of Protective Advances that Administrative Agent may make is $5,000,000. Protective Advances constitute Obligations under this Agreement and may be charged to the Loan Account in accordance with Section 7.1.2. No Protective Advance made by Administrative Agent and charged to the Loan Account will be deemed to constitute a Loan and no Lender will have any obligation to fund any amount to Administrative Agent as a result thereof. The Administrative Agent shall notify each Lender and the Borrower Representative in writing of each Protective Advance made by Administrative Agent, which notice must include a description of the purpose of that Protective Advance.

14.16. Mexican Powers of Attorney. The Administrative Agent agrees that it will not exercise any rights under any power of attorney granted under or in connection with the Mexican Loan Documents unless an Event of Default has occurred and is continuing.

14.17. Subordination Agreements. Each of the Lenders hereby acknowledges that it has received and reviewed each of the Subordination Agreements and agrees to be bound by the terms thereof as if such Lender was a signatory thereto. Each Lender (and each Person that becomes a Lender hereunder) hereby authorizes and directs the Administrative Agent to enter into the Subordination Agreements on behalf of such Lender and agrees that the Administrative Agent, in its various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement.

SECTION 15: GENERAL.

15.1. Waiver; Amendments.

(a) No amendment, modification, or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents will be effective unless it is in writing and acknowledged by Lenders having an aggregate Pro Rata Shares of not less than the aggregate Pro Rata Shares expressly designated in this Agreement with respect thereto or, in the absence of any such designation as to any provision of this Agreement, by the Required Lenders. Any amendment, modification, waiver, or consent will be effective only in the specific instance and for the specific purpose for which given.

(b) The Agent Fee Letter may be amended, waived, consented to, or modified by the parties thereto.

(c) No amendment, modification, waiver, or consent may extend or increase the Commitment of any Lender without the written consent of that Lender.

(d) No amendment, modification, waiver, or consent may extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or any fees payable under this Agreement without the written consent of each Lender directly affected thereby.

(e) No amendment, modification, waiver, or consent may reduce the principal amount of any Loan, the rate of interest thereon, or any fees payable under this Agreement without the consent of each Lender directly affected thereby (except (i) for periodic adjustments of interest rates and fees resulting from a change in the LIBOR Rate and the Base Rate as provided for in this Agreement, and (ii) that Required Lenders may rescind any increase in the interest rate under and in accordance with Section 4.1).

(f) No amendment, modification, waiver, or consent may do any of the following without the written consent of each Lender (i) release any Borrower or any Guarantor from its obligations, other than as part of or in connection with any disposition permitted under this Agreement, (ii) release all or any substantial part of the Collateral granted under the Collateral Documents (except as permitted by Section 14.11), (iii) change the definitions of Pro Rata Share or Required Lenders, any provision of this Section 15.1, any provision of Section 13.3, or reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver, or consent.

(g) No provision of Sections 6.2.2, 6.3, or 7.2.2(b) with respect to the timing or application of mandatory prepayments of the Loans may be amended, modified, or waived without the consent of Lenders having a majority of the aggregate Pro Rata Shares of the Term Loans affected thereby.

(h) No provision of Section 14 or other provision of this Agreement affecting Administrative Agent in its capacity as such may be amended, modified, or waived without the consent of Administrative Agent.

(i) No provision of this Agreement relating to the rights or duties of any Issuing Lender in its capacity as such may be amended, modified, or waived without the consent of that Issuing Lender.

(j) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, Administrative Agent, and the Loan Parties to (i) add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, the Revolving Commitments, the Closing Date Term Loans, the Closing Date Term Loan Commitments, the Incremental Term Loans, the Incremental Term Loan Commitments, and the accrued interest and fees in respect thereof, and/or (ii) include appropriately the Lenders holding any such additional credit facilities in any determination of the Required Lenders.

(k) If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all Lenders, the consent of the Required Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained is referred to as a “Non-Consenting Lender”), then, so long as Administrative Agent is not a Non-Consenting Lender, Administrative Agent and/or one or more Persons reasonably acceptable to Administrative Agent may (but will not be required to) purchase from that Non-Consenting Lender, and that Non-Consenting Lenders shall, upon Administrative Agent’s request, sell and assign to Administrative Agent and/or any such Person, all of the Loans and Commitments of that Non-Consenting Lender for an amount equal to the principal balance of all such Loans and Commitments held by that Non-Consenting Lender and all accrued interest, fees, expenses, and other amounts then due with respect thereto through the date of sale, which purchase and sale will be consummated pursuant to an executed Assignment Agreement.

15.2. Confirmations. Each Borrower and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to Administrative Agent) the aggregate unpaid principal amount of the Loans then outstanding under that Note.

15.3. Notices.

15.3.1 Generally. Except as otherwise provided in Sections 2.2.2 and 2.2.3, all notices under this Agreement must be in writing (including facsimile transmission) and must be sent to the applicable party at its address shown on Annex C or at any other address as the receiving party designates, by written notice received by the other parties, as its address for that purpose. Notices sent by facsimile transmission will be deemed to have been given when sent; notices sent by mail will be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service will be deemed to have been given when received. For purposes of Sections 2.2.2 and 2.2.3, Administrative Agent will be entitled to rely on telephonic instructions from any person that Administrative Agent in good faith believes is an authorized officer or employee of Borrower Representative, and Borrowers shall hold Administrative Agent and each other Lender harmless from any loss, cost, or expense resulting from any such reliance.

15.3.2 Electronic Communications.

(a) Notices and other communications to any Lender under this Agreement may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, but the foregoing does not apply to notices to any Lender pursuant to Section 2.2 if that Lender has notified Administrative Agent and Borrower Representative that it is incapable of receiving notices under Section 2.2 by electronic communication. Administrative Agent or any Loan Party may, in its respective sole discretion, agree to accept notices and other communications to it under this Agreement by electronic communications pursuant to procedures approved by it, and approval of any such procedures may be limited to particular notices or communications.

(b) Unless otherwise agreed by the sender and the intended recipient, (i) notices and other communications sent to an e-mail address will be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail, or other written acknowledgement), (ii) notices or communications posted to an Internet or intranet website will be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that the notice or communication is available and identifying the website address therefor; and (iii) for both clauses (i) and (ii) of this Section 15.3.2(b), any notice, e-mail or other communication that is not sent during the normal business hours of the intended recipient will be deemed to have been sent at the opening of business on the next Business Day for the intended recipient.

15.4. Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, that determination or calculation will, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied, but if Borrower Representative notifies Administrative Agent that Borrowers wish to amend any covenant in Sections 10 or 11.12 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of that covenant (or if Administrative Agent notifies Borrower Representative that the Required Lenders wish to amend Sections 10 or 11.12 (or any related definition) for that purpose), then Borrowers’ compliance with that covenant will be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either the applicable notice under this Section 15.4 is withdrawn or the applicable covenant (or related definition) is amended in a manner satisfactory to Borrowers and the Required Lenders.

15.5. Costs, Expenses and Taxes. Each Loan Party, jointly and severally, shall pay on demand all reasonable out-of-pocket costs and expenses of Administrative Agent (including Attorney Costs and Taxes) in connection with the preparation, execution, primary syndication, delivery and administration (including perfection and protection of any Collateral and the costs of IntraLinks (or other similar service), if applicable) of this Agreement, the other Loan Documents, and all other documents provided for in this Agreement or delivered or to be delivered under or in connection with this Agreement (including any amendment, supplement, or waiver to any Loan Document), whether or not the transactions contemplated hereby or thereby are consummated, including, without limitation, all documented out-of-pocket costs and expenses incurred pursuant to Section 10.2, and all reasonable out-of-pocket costs and expenses (including Attorney Costs and any Taxes) incurred by Administrative Agent and each Lender after an Event of Default in connection with the collection of the Obligations or the enforcement of this Agreement the other Loan Documents or any such other documents or during any workout, restructuring, or negotiations in respect thereof; provided however, that the Loan Parties shall not be liable for any stamp, documentary, recording, filing or similar Taxes that are Other Connection Taxes imposed with respect to an assignment of the Loans and Commitments (other than an assignment at the request of a Loan Party). In addition, each Loan Party shall pay, and shall save and hold harmless Administrative Agent and the Lenders from all liability for, any fees of Loan Parties’ auditors in connection with any reasonable exercise by Administrative Agent and the Lenders of their rights pursuant to Section 10.2. All Obligations provided for in this Section 15.5 will survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, and termination of this Agreement.

15.6. Assignments; Participations.

15.6.1 Assignments.

(a) Any Lender may at any time assign to one or more Persons (any such Person, an “Assignee”) all or any portion of that Lender’s Loans and Commitments, with the prior written consent of Administrative Agent, the Issuing Lenders (for an assignment of the Revolving Loans and the Revolving Commitments at any time the commitment to issue Letters of Credit hereunder exceeds $0) and, so long as no Event of Default exists, Borrower Representative (which consent of Borrower Representative may not be unreasonably withheld or delayed); provided, however, such consent of Borrower Representative shall not be required (i) for an assignment by a Lender to a Lender or an Affiliate of a Lender or an Approved Fund, or (ii) during the existence of an Event of Default; provided further that the Borrower Representative shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof. Except as Administrative Agent otherwise agrees, any such assignment must be in a minimum aggregate amount equal to $1,000,000 (which minimum will be $500,000 if the assignment is to an Affiliate of the assigning Lender) or, if less, the remaining Commitment and Loans held by the assigning Lender. Borrowers and Administrative Agent will be entitled to continue to deal solely and directly with the assigning Lender in connection with the interests so assigned to an Assignee until Administrative Agent has received and accepted an effective assignment agreement in substantially the form of Exhibit C (an “Assignment Agreement”) executed, delivered, and fully completed by the applicable parties thereto and a processing fee of $3,500. No assignment may be made to any Person if at the time of that assignment Borrowers would be obligated to pay any greater amount under Section 7.6 or Section 8 to the Assignee than Borrowers are then obligated to pay to the assigning Lender under that section (and if any assignment is made in violation of the foregoing, Borrowers will not be required to pay any such greater amounts). Any attempted assignment not made in accordance with this Section 15.6.1 will be treated as the sale of a participation under Section 15.6.2. Borrower Representative will be deemed to have granted its consent to any assignment requiring its consent under this Agreement unless Borrower Representative has expressly objected to that assignment within three Business Days after notice thereof.

(b) From and after the date on which the conditions described above have been met, (i) the Assignee will be deemed automatically to have become a party to this Agreement and, to the extent that rights and obligations under this Agreement have been assigned to that Assignee pursuant to the Assignment Agreement, will have the rights and obligations of a Lender under this Agreement, and (ii) the assigning Lender, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to that Assignment Agreement, will be released from its rights (other than its indemnification rights) and obligations under this Agreement. Upon the request of the Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, Borrowers shall execute and deliver to Administrative Agent for delivery to the Assignee (and, as applicable, the assigning Lender) one or more Notes in accordance with Section 3.1 to reflect the amounts assigned to that Assignee and the amounts, if any, retained by the assigning Lender. Each such Note will be dated the effective date of the applicable assignment. Upon receipt by Administrative Agent of any such Note, the assigning Lender shall return to Borrower Representative any applicable prior Note held by it.

(c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of that Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 15.6.1 will not apply to any such pledge or assignment of a security interest. No such pledge or assignment of a security interest will release a Lender from any of its obligations under this Agreement or substitute any such pledgee or assignee for that Lender as a party to this Agreement

15.6.2 Participations. Any Lender may at any time sell to one or more Persons participating interests in its Loans, Commitments or other interests under this Agreement (any such Person, a “Participant”), but solely to the extent that such Participant is not a Loan Party or an Affiliate of a Loan Party. In the event of a sale by a Lender of a participating interest to a Participant (a) that Lender’s obligations under this Agreement will remain unchanged for all purposes, (b) Borrowers and Administrative Agent shall continue to deal solely and directly with that Lender in connection with that Lender’s rights and obligations under this Agreement, and (c) all amounts payable by Borrowers will be determined as if that Lender had not sold that participation and will be paid directly to that Lender. No Participant will have any direct or indirect voting rights under this Agreement except with respect to any event described in Section 15.1 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which that Lender enters into with any Participant. Borrowers agree that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant will be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, but that right of set-off is subject to the obligation of each Participant to share with the Lenders, and the Lenders shall share with each Participant, as provided in Section 7.5. Participant shall be entitled to the benefits of Section 7.6 or 8 to the same extent as if it were a Lender (but no Participant will be entitled to any greater compensation pursuant to Section 7.6 and 8 than would have been paid to the participating Lender on the date of participation if no participation had been sold), and each Participant must comply with Section 7.6.4 as if it were an Assignee.

15.7. Register. (a) Administrative Agent shall maintain, and deliver a copy to Borrower Representative upon written request, a copy of each Assignment Agreement delivered and accepted by it and register (the “Register”) for the recordation of names and addresses of the Lenders and the Commitment of, and principal amount of (and stated interest on) the Loans owing to, each Lender from time to time and whether that Lender is the original Lender or the Assignee. No assignment will be effective unless and until the Assignment Agreement is accepted and registered in the Register. All records of transfer of a Lender’s interest in the Register will be conclusive, absent manifest error, as to the ownership of the interests in the Loans. Administrative Agent will not incur any liability of any kind with respect to any Lender with respect to the maintenance of the Register. It is the intention that the Loans and Commitments be treated as registered obligations and in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, and that the right, title, and interest of the Lenders in and to those Loans and Commitments be transferable only in accordance with the terms of this Agreement.

(b) Each Lender that sells a participation to a Participant shall, acting solely for this purpose as an agent of each Borrower, maintain at one of its offices a register for the recordation of the names and addresses of each such Participant, and the Commitments of, and principal amount of (and stated interest on) the Loans owing to, such Participant (the “Participant Register”), but no Lender will be required to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loans, Commitments, or its other obligations under any Loan Document) to any Person except to the extent that disclosure is required to establish that such a participation is in registered form (as described above). The entries in the Participant Register will be conclusive absent manifest error, and the applicable Lender shall treat each Person whose name is recorded in the Participant Register as the owner of that participation for all purposes of this Agreement notwithstanding any notice to the contrary.

15.8. GOVERNING LAW. This Agreement and each Note is a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within that state, without regard to conflict-of-laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

15.9. Confidentiality. As required by federal law and Administrative Agent’s policies and practices, Administrative Agent may need to obtain, verify, and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services. Administrative Agent and each Lender shall use commercially reasonable efforts (equivalent to the efforts Administrative Agent or that Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by any Loan Party and designated as confidential, except that Administrative Agent and each Lender may disclose any information as follows: (a) to Persons employed or engaged by Administrative Agent or that Lender or that Lender’s Affiliates or Approved Funds in evaluating, approving, structuring, or administering the Loans and the Commitments, (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 15.9 (and any such assignee or participant or potential assignee or participant may disclose any such information to Persons employed or engaged by them as described in clause (a) of this Section 15.9, (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Administrative Agent or that Lender to be compelled by any court decree, subpoena, or legal or administrative order or process, but Administrative Agent or that Lender, as applicable, shall (i) use reasonable efforts to give the applicable Loan Party written notice prior to disclosing the information to the extent permitted by that requirement, request, court decree, subpoena, or legal or administrative order or process, and (ii) disclose only that portion of the confidential information as Administrative Agent or that Lender reasonably believes, or as counsel for Administrative Agent or that Lender, as applicable, advises Administrative Agent or that Lender, that it must disclose pursuant to that requirement, (d) as Administrative Agent or that Lender reasonably believes, or on the advice of Administrative Agent’s or that Lender’s counsel, is required by law, (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Administrative Agent or that Lender is a party, (f) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to that Lender, (g) to any Affiliate of Administrative Agent or any Lender who provides or might provide Bank Products to the Loan Parties, (h) to that Lender’s independent auditors and other professional advisors as to which that information has been identified as confidential, or (i) if that information ceases to be confidential through no fault of Administrative Agent or any Lender. Notwithstanding the foregoing, Borrowers consent to the publication by Administrative Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement, and Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. If any provision of any confidentiality agreement, non-disclosure agreement, or other similar agreement between any Borrower and any Lender conflicts with or contradicts this Section 15.9 with respect to the treatment of confidential information, then this Section 15.9 will supersede all such prior or contemporaneous agreements and understandings between the parties.

15.10. Severability. Whenever possible each provision of this Agreement is to be interpreted so as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under applicable law, that provision will be ineffective to the extent of that prohibition or invalidity, without invalidating the remainder of that provision or the remaining provisions of this Agreement. All obligations of the Loan Parties and rights of Administrative Agent and the Lenders, in each case, expressed in this Agreement or in any other Loan Document are in addition to, and not in limitation of, those provided by applicable law.

15.11. Nature of Remedies. All Obligations of the Loan Parties and rights of Administrative Agent and the Lenders expressed in this Agreement or in any other Loan Document are in addition to and not in limitation of those provided by applicable law. No failure to exercise, and no delay in exercising, on the part of Administrative Agent or any Lender, any right, remedy, power, or privilege under this Agreement will operate as a waiver thereof, and no single or partial exercise of any right, remedy, power, or privilege under this Agreement will preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

15.12. Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties to this Agreement and supersedes all prior or contemporaneous agreements and understandings of all such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section 5.3) and any prior arrangements made with respect to the payment by the Loan Parties of (or any indemnification for) any fees, costs, or expenses payable to or incurred (or to be incurred) by or on behalf of Administrative Agent or the Lenders.

15.13. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart will be deemed to be an original, but all such counterparts will together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission will constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lenders will be deemed to be originals.

15.14. Successors and Assigns. This Agreement binds the Loan Parties, the Lenders, Administrative Agent, and their respective successors and assigns and will inure to the benefit of the Loan Parties, the Lenders, and Administrative Agent and the successors and assigns of the Lenders and Administrative Agent. No other Person is or is intended to be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Loan Party may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Administrative Agent and each Lender.

15.15. Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

15.16. Customer Identification – USA Patriot Act Notice. Each Lender and Monroe Capital (each for itself and not on behalf of any other party) hereby notifies the Loan Parties that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow that Lender or Monroe Capital, as applicable, to identify the Loan Parties in accordance with the Patriot Act.

15.17. INDEMNIFICATION BY LOAN PARTIES. In consideration of the execution and delivery of this Agreement by Administrative Agent and the Lenders and the agreement to extend the Commitments provided under this Agreement, each Borrower hereby agrees to indemnify, exonerate, and hold harmless Administrative Agent, each Lender and each of the officers, directors, employees, Affiliates, agents, and Approved Funds of Administrative Agent and each Lender (each, a “Lender Party” or “Indemnitee”) from and against any and all actions, causes of action, suits, losses, liabilities, damages, and expenses, including Attorney Costs (collectively, the “Indemnified Liabilities”), incurred by the Lender Parties or any of them as a result of, or arising out of, or relating to (a) any tender offer, merger, purchase of Equity Interests, purchase of assets (including the Related Transactions) or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans; (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Hazardous Substance at any property owned or leased by any Loan Party; (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Loan Party or the operations conducted thereon; (d) the investigation, cleanup or remediation of offsite locations at which any Loan Party or their respective predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (e) the execution, delivery, performance, or enforcement of this Agreement or any other Loan Document by any of the Lender Parties, in each case except for any such Indemnified Liabilities arising on account of the applicable Lender Party’s gross negligence or willful misconduct as determined by a final, non-appealable judgment by a court of competent jurisdiction. If and to the extent that the foregoing undertaking is unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section 15.17 will survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, any foreclosure under, or any modification, release, or discharge of, any or all of the Collateral Documents and termination of this Agreement. This Section 15.17 shall not apply with respect to Taxes other than any Taxes that represent Indemnified Liabilities arising from any non-Tax claim.

15.18. Nonliability of Lenders. The relationship between Borrowers on the one hand and the Lenders and Administrative Agent on the other hand is solely that of borrower and lender. Neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Neither Administrative Agent nor any Lender undertakes any responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party’s business or operations. Each Loan Party agrees, on behalf of itself and each other Loan Party, that neither Administrative Agent nor any Lender has any liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission, or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that those losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. No Lender Party will be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement. No Lender Party will have any liability with respect to, and each Loan Party, on behalf of itself and each other Loan Party, hereby waives, releases, and agrees not to sue for, any special, punitive, exemplary, indirect, or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). Each Loan Party acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

15.19. FORUM SELECTION AND CONSENT TO JURISDICTION. Any litigation based hereon, or arising out of, under, or in connection with this Agreement or any other Loan Document (except for the Mexican Loan Documents, which shall be governed under their own terms), will be brought and maintained exclusively in the courts of the State of New York or in the United States District Court of the Southern District of New York. Each party hereto hereby expressly and irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and of the United States District Court of the Southern District of New York for the purpose of any such litigation as set forth above and waives any right to any other jurisdiction to which each such party may be entitled to by reason of their present or future domicile or otherwise. Each Loan Party further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. Each Loan Party hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection that it now has or hereafter might have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

15.20. WAIVER OF JURY TRIAL. Each Loan Party, Administrative Agent, and each Lender hereby waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement, any Note, any other Loan Document, and any amendment, instrument, document, or agreement delivered or which might in the future be delivered in connection with this Agreement or therewith or arising from any lending relationship existing in connection with any of the foregoing, and agrees that any such action or proceeding will be tried before a court and not before a jury.

15.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement, or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in that EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

15.22. Notice of Certain Refinancings. Borrower Representative and each applicable Lender that is not Monroe Capital or an Affiliate of Monroe Capital shall give Administrative Agent at least 10 Business Days’ prior written notice of an intended Payment in Full, in whole or in part, with the proceeds of any refinancing credit facility or replacement credit facility in which that Lender is a lender, the administrative agent, or a lead arranger on the closing date of that facility.

15.23. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 15.23, the following terms have the following meanings:

(A) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(D) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 16: JOINT AND SEVERAL LIABILITY

16.1.1 Each Loan Party and each Person comprising a Loan Party hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements, and other terms contained in this Agreement are applicable to and binding upon each Person comprising a Loan Party unless expressly otherwise stated in this Agreement.

16.1.2 Each Loan Party is jointly and severally liable for all of the Obligations of each other Loan Party, regardless of which Loan Party actually receives the proceeds or other benefits of the Loans or other extensions of credit under this Agreement or the manner in which Loan Parties, Administrative Agent, or any Lender accounts therefor in their respective books and records.

16.1.3 Each Loan Party acknowledges that it shall enjoy significant benefits from the business conducted by each other Loan Party because of, inter alia, their combined ability to bargain with other Persons including without limitation their ability to receive the Loans and other credit extensions under this Agreement and the other Loan Documents which would not have been available to any Loan Party acting alone. Each Loan Party has determined that it is in its best interest to procure the credit facilities contemplated under this Agreement, with the credit support of each other Loan Party as contemplated by this Agreement and the other Loan Documents.

16.1.4 Each of Administrative Agent and the Lenders have advised each Loan Party that it is unwilling to enter into this Agreement and the other Loan Documents and make available the credit facilities extended hereby or thereby to any Loan Party unless each Loan Party agrees, among other things, to be jointly and severally liable for the due and proper payment of the Obligations of each other Loan Party. Each Loan Party has determined that it is in its best interest and in pursuit of its purposes that it so induce the Lenders to extend credit pursuant to this Agreement and the other documents executed in connection with this Agreement (a) because of the desirability to each Loan Party of the credit facilities under this Agreement and the interest rates and the modes of borrowing available under this Agreement and under those other documents; (b) because each Loan Party might engage in transactions jointly with other Loan Parties; and (c) because each Loan Party might require, from time to time, access to funds under this Agreement for the purposes set forth in this Agreement. Each Loan Party, individually, expressly understands, agrees, and acknowledges that the credit facilities contemplated under this Agreement would not be made available on the terms of this Agreement in the absence of the collective credit of all the Loan Parties, and the joint and several liability of all the Loan Parties. Accordingly, each Loan Party acknowledges that the benefit of the accommodations made under this Agreement to the Loan Parties, as a whole, constitutes reasonably equivalent value, regardless of the amount of the indebtedness actually borrowed by, advanced to, or the amount of credit provided to, or the amount of collateral provided by, any one Loan Party.

16.1.5 To the extent that applicable law otherwise would render the full amount of the joint and several obligations of any Loan Party under this Agreement and under the other Loan Documents invalid or unenforceable, such Person’s obligations under this Agreement and under the other Loan Documents shall be limited to the maximum amount that does not result in any such invalidity or unenforceability, but each Loan Party’s obligations under this Agreement and under the other Loan Documents shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this Section 16 were not a part of this Agreement.

16.1.6 To the extent that any Loan Party makes a payment under this Section 16 of all or any of the Obligations (a “Joint Liability Payment”) that, taking into account all other Joint Liability Payments then previously or concurrently made by any other Loan Party, exceeds the amount that Loan Party would otherwise have paid if each Loan Party had paid the aggregate Obligations satisfied by those Joint Liability Payments in the same proportion that such Person’s Allocable Amount (as determined immediately prior to those Joint Liability Payments) bore to the aggregate Allocable Amounts of each Loan Party as determined immediately prior to the making of those Joint Liability Payments, then, following payment in full in cash of the Obligations (other than contingent indemnification Obligations not then asserted) and the termination of the Commitments, that Loan Party shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Party for the amount of that excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to the applicable Joint Liability Payments. As of any date of determination, the “Allocable Amount” of any Loan Party is equal to the maximum amount of the claim that could then be recovered from that Loan Party under this Section 16 without rendering that claim voidable or avoidable under § 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law.

16.1.7 Each Loan Party assumes responsibility for keeping itself informed of the financial condition of each other Loan Party, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of each other Loan Party’s Obligations, and of all other circumstances bearing upon the risk of nonpayment by each other Loan Party of its Obligations, and each Loan Party agrees that neither Administrative Agent nor any Lender has or shall have any duty to advise that Loan Party of information known to Administrative Agent or any Lender regarding any such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Administrative Agent or any Lender, in its discretion, undertakes at any time or from time to time to provide any such information to a Loan Party, neither Administrative Agent nor any Lender shall be under any obligation to update any such information or to provide any such information to that Loan Party or any other Person on any subsequent occasion.

16.1.8 Subject to Section 15.1, Administrative Agent is hereby authorized to, at any time and from time to time, to do any and all of the following: (a) in accordance with the terms of this Agreement, renew, extend, accelerate, or otherwise change the time for payment of, or other terms relating to, Obligations incurred by any Loan Party, otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by any Loan Party and delivered to Administrative Agent or any Lender; (b) accept partial payments on an Obligation incurred by any Loan Party; (c) take and hold security or collateral for the payment of an Obligation incurred by any Loan Party under this Agreement or for the payment of any guaranties of an Obligation incurred by any Loan Party or other liabilities of any Loan Party and exchange, enforce, waive, and release any such security or collateral; (d) apply any such security or collateral and direct the order or manner of sale thereof as Administrative Agent, in its discretion, determines; and (e) settle, release, compromise, collect, or otherwise liquidate an Obligation incurred by any Loan Party and any security or collateral therefor in any manner, without affecting or impairing the obligations of any other Loan Party. In accordance with the terms of this Agreement, Administrative Agent has the exclusive right to determine the time and manner of application of any payments or credits, whether received from a Borrower or any other source, and any such determination shall be binding on each Loan Party. In accordance with the terms of this Agreement, all such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of an Obligation incurred by any Loan Party as Administrative Agent determines in its discretion without affecting the validity or enforceability of the Obligations of any other Loan Party. Nothing in this Section 15.1 modifies any right of any Loan Party or any Lender to consent to any amendment or modification of this Agreement or the other Loan Documents in accordance with the terms hereof or thereof.

16.1.9 Each Loan Party hereby agrees that, except as otherwise expressly provided in this Agreement, its obligations under this Agreement are and shall be unconditional, irrespective of (a) the absence of any attempt to collect an Obligation incurred by any Loan Party from any Loan Party or any guarantor or other action to enforce the same; (b) failure by Administrative Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for an Obligation incurred by any Loan Party; (c) any Insolvency Proceeding by or against any Loan Party, or Administrative Agent’s or any Lender’s election in any such proceeding of the application of § 1111(b)(2) of the Bankruptcy Code; (d) any borrowing or grant of a security interest by any Loan Party as debtor-in-possession under § 364 of the Bankruptcy Code; (e) the disallowance, under § 502 of the Bankruptcy Code, of all or any portion of Administrative Agent’s or any Lender’s claim(s) for repayment of any of an Obligation incurred by any Loan Party; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor unless that legal or equitable discharge or defense is that of a Loan Party in its capacity as a Loan Party.

16.1.10 Any notice given by Borrower Representative under this Agreement shall constitute and be deemed to be notice given by all Loan Parties, jointly and severally. Notice given by Administrative Agent or any Lender to Borrower Representative under this Agreement or pursuant to any other Loan Documents in accordance with the terms of this Agreement or of any applicable other Loan Document shall constitute notice to each Loan Party. The knowledge of any Loan Party shall be imputed to all Loan Parties and any consent by Borrower Representative or any Loan Party shall constitute the consent of, and shall bind, all Loan Parties.

16.1.11 This Section 16 is intended only to define the relative rights of Loan Parties and nothing set forth in this Section 16 is intended to or shall impair the obligations of Loan Parties, jointly and severally, to pay any amounts as and when the same become due and payable in accordance with the terms of this Agreement or any other Loan Documents. Nothing contained in this Section 16 limits the liability of any Loan Party to pay the credit facilities made directly or indirectly to that Loan Party and accrued interest, fees, and expenses with respect thereto for which that Loan Party is primarily liable.

16.1.12 The parties to this Agreement acknowledge that the rights of contribution and indemnification under this Section 16 constitute assets of each Loan Party to which any such contribution and indemnification is owing. The rights of any indemnifying Loan Party against the other Loan Parties under this Section 16 shall be exercisable upon the full and payment of the Obligations, and the termination of the Commitments.

16.1.13 No payment made by or for the account of a Loan Party, including, without limitation, (a) a payment made by that Loan Party on behalf of an Obligation of another Loan Party, or (b) a payment made by any other Person under any guaranty, shall entitle that Loan Party, by subrogation or otherwise, to any payment from that other Loan Party or from or out of property of that other Loan Party and that Loan Party shall not exercise any right or remedy against that other Loan Party or any property of that other Loan Party by reason of any performance of that Loan Party of its joint and several obligations hereunder, until, in each case, the termination of the Commitments, the expiration, termination, or Cash Collateralization of all Letters of Credit, and Payment in Full of all Obligations (other than contingent indemnification Obligations not then asserted).

SECTION 17: APPOINTMENT OF BORROWER REPRESENTATIVE

17.1. Each Loan Party hereby irrevocably (until Payment in Full or a change pursuant to Section 17.4) appoints and constitutes Borrower Representative as its agent to request and receive the proceeds of advances in respect of the Loans (and to otherwise act on behalf of that Loan Party pursuant to this Agreement and the other Loan Documents) from the Lenders in the name or on behalf of that Loan Party. Administrative Agent may disburse those proceeds to the bank account of Borrower Representative (or any other Borrower) without notice to any other Borrower or any other Loan Party.

17.2. Each Loan Party hereby irrevocably (until Payment in Full or a change pursuant to Section 17.4) appoints and constitutes the Borrower Representative as its agent to (a) receive statements of account and all other notices from Administrative Agent with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents, (b) execute and deliver Compliance Certificates and all other notices, certificates and documents to be executed and/or delivered by any Loan Party under this Agreement or the other Loan Documents; and (c) otherwise act on behalf of that Loan Party pursuant to this Agreement and the other Loan Documents. To such effect, AN Evolution and AN Extend shall each grant the Borrower Representative, an irrevocable power of attorney for lawsuits and collections and acts of administration, which shall be notarized and apostilled in Mexico. For the reason of granting Borrower Representative the power of attorney, it shall be considered that AN Evolution and AN Extend each irrevocable appoints the Borrower Representative as its agent in the terms abovementioned. Such power of attorney shall be delivered by each of AN Evolution and AN Extend to Monroe Capital within ten (10) Business Days following the date of execution of this Agreement. The Borrower Representative hereby accepts to act as agent of the Loan Parties.

17.3. The authorizations contained in this Section 17 are coupled with an interest and are irrevocable until Payment in Full or a change pursuant to Section 17, and Administrative Agent may rely on any notice, request, information supplied by the Borrower Representative, every document executed by the Borrower Representative, every agreement made by the Borrower Representative or other action taken by the Borrower Representative in respect of any Borrower or other Loan Party as if the same were supplied, made or taken by that Borrower or Loan Party. Without limiting the generality of the foregoing, the failure of one or more Borrowers or other Loan Parties to join in the execution of any writing in connection with this Agreement will not relieve any Borrower or other Loan Party from obligations in respect of that writing.

17.4. No purported termination of or change in the appointment of Borrower Representative as agent will be effective without the prior written consent of Administrative Agent.

[SIGNATURE PAGES FOLLOW]

The parties are signing this Credit Agreement as of the date stated in the introductory clause.

BORROWERS:	IT GLOBAL HOLDING LLC,
a Delaware limited liability company

By:
Name:
Title:

4TH SOURCE LLC, a Delaware limited liability company

By:
Name:
Title:

AGILETHOUGHT LLC, a Florida limited liability company

By:
Name:
Title:

AN EVOLUTION, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico

By:
Name:
Title:

Signature page to Credit Agreement

AN EXTEND, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico

By:
Name:
Title:

HOLDINGS COMPANIES:	AN GLOBAL LLC, a Delaware limited liability company

By:
Name:
Title:

AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation

By:
Name:
Title:

Signature page to Credit Agreement

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT ADVISORS, LLC, as Administrative Agent

By:
Name:
Title:

[Signatures continue on the next page.]

Signature page to Credit Agreement

~~LENDERS~~LENDER:	MC FINANCING SPV I, LLC,
in its capacity as a Lender

	By:	 ~~____________________________~~
	Name:	Jeffrey Cupples
	Title:	Managing

Director

Signature page to Credit Agreement

~~MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE PRIVATE CREDIT FUND A LP,~~
~~as its Designated Manager~~

~~By:~~	~~MONROE PRIVATE CREDIT FUND A LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL CORPORATION,~~
~~in its capacity as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND III LP,~~
~~as Designated Manager~~
~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND III LLC,~~
~~its general partner~~
~~as Assignee~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND I LP,~~
~~as its Designated Manager~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND I LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND II LP,~~
~~as Designated Manager~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND II LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND III LP,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND III LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND III LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND II LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE PRIVATE CREDIT FUND A LP,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE PRIVATE CREDIT FUND A LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND I LP,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND I LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

~~MONROE CAPITAL PRIVATE CREDIT FUND II LP,~~
~~in its capacity as a Lender~~

~~By:~~	~~MONROE CAPITAL PRIVATE CREDIT FUND II LLC,~~
~~its general partner~~

~~By:~~
~~Name:~~
~~Title:~~

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL CORPORATION,
in its capacity as a Lender

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND III LP,
as Designated Manager

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND III LLC,
its general partner as Assignee

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND I LP,
as Designated Manager

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND I LLC,
its general partner as Assignee

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND II LP,
as Designated Manager

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND II LLC,
its general partner as Assignee

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND III LLC,
its general partner

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND III LLC,
its general partner

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND II LLC,
its general partner

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND A LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND A LLC,
its general partner

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND I LLC,
its general partner

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT
FUND II LLC,
its general partner

By:
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS FUND III (UNLEVERAGED) COMPARTMENT, in its capacity as a Lender

	By:	MONROE CAPITAL MANAGEMENT
ADVISORS LLC, as Investment Manager

By:
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO GP LLC, its General Partner

		By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its General Partner

		By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS MARSUPIAL COMPARTMENT

	By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

By:
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL MML CLO 2017-1, LTD.,

	By:	MONROE CAPITAL MANAGEMENT LLC, as ~~Collateral~~Asset Manager Attorney-in Fact

By:
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL MML CLO VI, LTD.

	By:	MONROE CAPITALMANAGEMENT LLC, as Asset Manager and Attorney-in-fact

By:
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL MML CLO VI, LTD.

	By:	MONROE CAPITAL ASSET MANAGEMENT LLC, as ~~Collateral~~Asset Manager and Attorney-in-fact

By:
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Credit Agreement

LENDER:	MONROE CAPITAL MML CLO VIII, LTD.

	By:	MONROE CAPITAL ASSET MANAGEMENT LLC, as ~~Servicer~~Asset Manager and Attorney-in-fact

By:
		Name:	Seth Friedman
		Title:	Managing Director

Signature page to Credit Agreement